UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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EVINE Live Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EVINE LIVE INC.

6740 Shady Oak Road

Eden Prairie, MN 55344-3433

May 13, 2016

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of EVINE Live Inc., a Minnesota corporation (the “Company”), to be held at our offices located at 6690 Shady Oak Road (Human Resources Entrance), Eden Prairie, Minnesota, on June 22, 2016 at 9:00 a.m. CT.

This year we are again taking advantage of a Securities and Exchange Commission rule allowing us to furnish our proxy materials over the Internet. If you are a shareholder who holds shares in an account with a broker (also referred to as shares held in street name), you will receive a Notice Regarding Availability of Proxy Materials from your broker. The Notice Regarding Availability of Proxy Materials will tell you how you can access our proxy materials which describe the matters to come before the meeting. It also will tell you how to request a paper or e-mail copy of our proxy materials. If you are a shareholder whose shares are registered directly in your name with our transfer agent, Wells Fargo Bank, N.A., you will receive a copy of our proxy materials by mail.

We hope that you will be able to attend the meeting in person and we look forward to seeing you. Whether or not you plan to attend the Annual Meeting, please take the time to vote. Please vote your shares as instructed in the Notice Regarding Availability of Proxy Materials or on your proxy card and send your proxy through the Internet, telephone or mail as soon as possible so that your proxy is received prior to the Annual Meeting. This will assure that your shares will be represented at the meeting and voted in accordance with your wishes. Please vote as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the proxy and vote in person at the meeting if you so desire.

Your vote is extremely important regardless of the number of shares you own. Please promptly follow the directions on the enclosed proxy card to vote by telephone, by Internet, or by signing, dating and returning the proxy card in the postage-paid envelope provided. It is important that your shares be represented.

Sincerely,

Robert Rosenblatt
Chairman and Interim Chief Executive Officer

EVINE LIVE INC.

6740 Shady Oak Road

Eden Prairie, MN 55344-3433

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 22, 2016

To the Shareholders of EVINE Live Inc.:

The Annual Meeting of Shareholders (the “Annual Meeting”) of EVINE Live Inc., a Minnesota corporation (the “Company”), will be held at our offices located at 6690 Shady Oak Road (Human Resources Entrance), Eden Prairie, Minnesota on June 22, 2016 at 9:00 a.m. CT, or at any adjournments or postponements thereof. The Annual Meeting is being held for the purpose of considering and taking action with respect to the following:

1.	to elect six persons to serve as directors on our Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

2.	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2017;

3.	to approve the Company’s Shareholder Rights Plan adopted by the Board of Directors on July 10, 2015;

4.	to approve the amendment of the Company’s 2011 Omnibus Incentive Plan to increase the number of shares of our common stock authorized for awards from 6,000,000 to 9,500,000;

5.	to approve, on an advisory basis, the 2015 compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement; and

6.	to transact such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

Only Company shareholders of record as of the close of business on April 25, 2016 will be entitled to receive notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. The mailing of the accompanying proxy statement and the Board’s form of proxy to shareholders whose shares are registered directly in their names with our transfer agent will commence on or about May 23, 2016. The mailing of the Notice Regarding Availability of Proxy Materials to our shareholders who hold shares in accounts with brokers (also referred to as shares held in street name) will commence on or about May 13, 2016.

Your vote is extremely important. You may attend the Annual Meeting and vote in person, or you may vote by following the directions on the proxy card for the Annual Meeting. Even if you own only a few shares, and whether or not you plan to attend the meeting in person, you are requested to vote your proxy either (1) through the Internet at the address listed on the Notice Regarding Availability of Proxy Materials or the proxy card, (2) by calling a toll-free telephone number listed on the Notice Regarding Availability of Proxy Materials or proxy card or (3) by marking, signing and dating the proxy card and mailing it in the envelope provided. The proxy may be revoked by you at any time prior to being exercised, and voting your proxy by telephone or through the Internet or by returning your proxy will not affect your right to vote in person if you attend the meeting and revoke the proxy.

If you attend the Annual Meeting and wish to change your proxy, you may do so automatically by voting in person at the Annual Meeting. You may also revoke any previously returned proxy by sending another later-dated proxy for the Annual Meeting. Only your latest-dated proxy counts.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF EACH OF PROPOSALS 1-5, INCLUDING VOTING IN FAVOR OF THE NOMINEES TO THE BOARD OF DIRECTORS.

By Order of the Board of Directors

Damon E. Schramm

Senior Vice President, General Counsel and Secretary

May 13, 2016

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	1

PROPOSAL NO. 1: ELECTION OF DIRECTORS	5

PROPOSAL NO. 2: RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	7

PROPOSAL NO. 3: APPROVAL OF COMPANY’S SHAREHOLDER RIGHTS PLAN	9

PPROPOSAL NO. 4: APPROVE THE AMENDMENT TO COMPANY’S 2011 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AUTHORIZED FOR AWARD FROM 6,000,000 TO 9,500,000	13

PROPOSAL NO. 5: ADVISORY VOTE ON EXECUTIVE COMPENSATION	21

BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND EXECUTIVE OFFICERS	22

EXECUTIVE COMPENSATION	28

DIRECTOR COMPENSATION FOR FISCAL 2015	45

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	46

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT	48

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	51

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING	51

ANNUAL REPORT AND AVAILABLE INFORMATION	51

HOUSEHOLDING OF PROXY MATERIALS	51

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS	52

EVINE Live Inc.

PROXY STATEMENT FOR THE

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 22, 2016

The enclosed proxy is being furnished to holders of shares of common stock of EVINE Live Inc., a Minnesota corporation (the “Company” or “EVINE”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use in connection with our Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 22, 2016 at 9:00 a.m. CT, or at any adjournments or postponements thereof, for the purposes set forth herein. The Annual Meeting will be held at our offices located at 6690 Shady Oak Road (Human Resources entrance), Eden Prairie, Minnesota. The mailing of this proxy statement and our Boards’ form of proxy to shareholders whose shares are registered directly in their names with our transfer agent will commence on or about May 23, 2016. The mailing of the Notice Regarding Availability of Proxy Materials to our shareholders who hold shares in accounts with brokers (also referred to as shares held in street name) will commence on or about May 13, 2016.

This proxy statement contains important information to consider when deciding how to vote on the matters set forth in the Notice of Annual Meeting of Shareholders. In this proxy statement, the terms “EVINE,” the “Company,” “we,” “our,” “ours,” and “us” refer to EVINE Live Inc. Our principal executive offices are located at 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433 and our main telephone number is (952) 943-6000. The Company changed its corporate name to EVINE Live Inc. from ValueVision Media, Inc. on November 18, 2014. Effective November 20, 2014, the Company's NASDAQ trading symbol also changed to EVLV from VVTV at that time. The Company transitioned from doing business as “ShopHQ” and rebranded to “EVINE Live” and evine.com on February 14, 2015.

QUESTIONS AND ANSWERS

ABOUT THE ANNUAL MEETING

The following questions and answers are intended to address briefly some commonly asked questions regarding the matters to be considered at the Annual Meeting, or at any adjournments or postponements thereof. We urge you to read the remainder of this proxy statement carefully because the information in this section does not provide all information that might be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement, the appendix to this proxy statement and the documents referred to in this proxy statement, which you should read carefully.

Q: What is the purpose of the Annual Meeting?

A: The Annual Meeting is being held for the purpose of considering and taking action with respect to the following:

1.	to elect six persons to serve as directors on our Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

2.	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2017;

3.	to approve the Company’s Shareholder Rights Plan adopted by the Board of Directors on July 10, 2015;

4.	to approve the amendment of the Company’s 2011 Omnibus Incentive Plan to increase the number of shares of our common stock authorized for awards from 6,000,000 to 9,500,000;

5.	to approve, on an advisory basis, the 2015 compensation of the Company’s named executive officers as disclosed in this proxy statement; and

6.	to transact such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

Q: Who is entitled to vote at the Annual Meeting?

A: Only Company shareholders of record as of the close of business on April 25, 2016 will be entitled to notice of, and to vote at, the Annual Meeting. Our common stock is our only authorized and issued voting security. Every share is entitled to one vote on each matter that comes before the Annual Meeting. At the close of business on the record date, we had 57,190,950 shares of our common stock outstanding and entitled to vote.

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Q: Who is entitled to attend the Annual Meeting?

A: All EVINE shareholders of record as of the record date, or their duly appointed proxies, may attend the Annual Meeting in person. Registration will begin at 8:30 a.m. CT. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), and you wish to vote your shares at the Annual Meeting, instead of by proxy, you will need to bring a legal proxy issued to you by your broker or other nominee entitling you to vote in person.

Q: What constitutes a quorum for the Annual Meeting?

A: The presence at the Annual Meeting, in person or represented by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies marked “Abstain” or “Withheld” and “broker non-votes” are counted in determining whether a quorum is present for the transaction of business at the Annual Meeting. A “broker non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals and has not received instructions from its client as to how to vote on a particular proposal.

Q: What vote is required to approve each proposal?

A: With respect to Proposal No. 1, the affirmative vote of a plurality of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for election to the Board. Shareholders do not have the right to cumulate their votes in the election of directors or with respect to any other proposal or matter. A shareholder who does not vote (including a broker non-vote) will have no effect on the election of directors.

For Proposal No. 2, Proposal No. 3 and Proposal No. 4, the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the proposals (provided that the number of shares voted in favor of such proposals constitutes more than 25% of the outstanding shares of our common stock) is required for approval of these proposals. A shareholder who abstains with respect to these proposals will have the effect of casting a negative vote on that proposal. A shareholder who does not vote in person or by proxy on a proposal (including a broker non-vote) will have no effect on the outcome of the proposals.

For Proposal No. 5, the advisory vote to approve our named executive officers’ 2015 compensation as disclosed in this proxy statement is not binding on us. We will consider our shareholders to have approved the executive compensation if the number of votes cast “for” this proposal exceeds the number of votes cast “against” this proposal. With respect to this Proposal No. 5, a shareholder who abstains and a shareholder who does not vote on the proposal (including a broker non-vote) will have no effect on the outcome of this proposal.

Q: How can I vote at the Annual Meeting?

A: You may vote shares by proxy or in person using one of the following methods:

•	Voting by Internet. You can vote over the Internet using the directions on your Notice Regarding Availability of Proxy Materials or proxy card by accessing the website address printed on the card. If you received a proxy card and vote over the Internet, you need not return your proxy card.

•	Voting by Telephone. You can vote by telephone using the directions on your Notice Regarding Availability of Proxy Materials or proxy card by calling the toll-free number printed on the card. If you received a proxy card and vote by telephone, you need not return your proxy card.

•	Voting by Proxy Card. You can vote by completing and returning your signed proxy card. To vote using your proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by June 22, 2016.

•	Voting in Person. You can vote in person at the Annual Meeting if you are the record owner of the shares to be voted. If you hold your shares in “street name” (that is, through a broker or other nominee) and you wish to vote your shares at the Annual Meeting, instead of by proxy, you will need to bring a legal proxy issued to you by your broker or other nominee entitling you to vote in person.

Q: What do I need to do if I plan to attend the Annual Meeting in person?

A: If you plan to attend the Annual Meeting in person, you must provide proof of your ownership of EVINE shares (such as a brokerage account statement or the voting instruction form provided by your broker) and a form of government-issued personal identification (such as a driver’s license or passport) for admission to the meeting. If you wish to vote at the Annual Meeting you will have to provide evidence that you owned EVINE shares as of April 25, 2016, the record date for the Annual Meeting. If you own your shares in the name of a bank or broker, and you wish to be able to vote at the Annual Meeting, you must obtain a proxy, executed in your favor, from the bank or broker, indicating that you owned EVINE shares as of the record date.

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Failure to provide adequate proof that you were a shareholder on the record date may prevent you from being admitted to the Annual Meeting.

Q: Can I vote my shares without attending the Annual Meeting?

A: Yes. Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote without attending the Annual Meeting. If you are a shareholder of record, you may vote without attending the Annual Meeting only by submitting a proxy by telephone, by Internet or by signing and returning a proxy card. If you hold your shares in street name you may vote by submitting voting instructions to your broker or other nominee, following the directions provided by such broker or other nominee.

Q: How do I access the proxy materials?

A: Under rules of the Securities and Exchange Commission, we are furnishing proxy materials to our shareholders who hold shares in accounts with brokers on the Internet, rather than mailing printed copies to these shareholders. We are mailing copies of our proxy materials to shareholders whose shares are registered directly in their names with our transfer agent. If you received a Notice Regarding Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one as instructed in that notice. Instead, the Notice Regarding Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials on the Internet. If you received a Notice Regarding Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice Regarding Availability of Proxy Materials.

Q: Can I change my vote after I return my proxy?

A: Yes. You may revoke any proxy and change your vote at any time before the vote at the Annual Meeting. You may do this by:

•	signing and delivering to our Corporate Secretary a new proxy or a notice stating that your proxy is being revoked prior to the Annual Meeting;

•	if you have voted by telephone or through the Internet, you may change your vote by calling the toll-free number again and following the instructions, or by accessing the web site printed on your Notice Regarding Availability of Proxy Materials and following the instructions; or

•	attending the Annual Meeting and voting in person.

Attending the Annual Meeting alone will not revoke your proxy unless you specifically request it.

Q: How will abstentions and “broker non-votes” be treated at the Annual Meeting?

A: Shares of our common stock represented at the Annual Meeting for which proxies have been received but with respect to which shareholders have abstained will be treated as present at the Annual Meeting for purposes of determining whether a quorum exists.

Abstentions will have no effect on the election of directors pursuant to Proposal No. 1 or the approval of Proposal No. 5. An abstention on Proposal No. 2, Proposal No. 3 and Proposal No. 4 will have the same effect as casting a negative vote.

Under the rules that govern brokers who have record ownership of shares that they hold in “street name” for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on discretionary, or routine, matters but not on non-discretionary, or non-routine, matters. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the broker nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on routine matters, such as ratification of independent registered public accounting firms, but not on non-routine matters, such as the election of directors, approval of the Shareholder Rights Plan, approval of the amendment of the 2011 Omnibus Incentive Plan or the advisory vote on our 2015 executive compensation or shareholder proposals. Accordingly, we urge you to direct your broker or nominee to vote your shares by following the instructions provided on the voting instruction card that you receive from your broker.

Consistent with the Company’s historical practice, if a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on proposals at the Annual Meeting, such “broker non-votes” will be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be considered as present in person or by proxy and entitled to vote for purposes of determining the approval or disapproval of any proposal that requires the affirmative vote of the holders of a majority of the number of shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote. Therefore, broker non-votes will have no effect on the election of directors pursuant to Proposal No. 1 and, except to the extent such broker non-votes could cause the affirmative vote total to be 25% or less of the number of our outstanding shares with respect to Proposal No. 2, Proposal No. 3 and Proposal No. 4, will have no effect on the outcome of Proposal No. 2, Proposal No. 3 or Proposal No. 4, or Proposal No. 5.

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Q: May the Annual Meeting be adjourned?

A: If a quorum is not present to transact business at the meeting or if we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Q: Who solicits proxies and who pays the expenses incurred in connection with the solicitation of proxies?

A: We pay for preparing, printing and mailing this Proxy Statement and the Notice of Internet Availability of Proxy Materials. We have engaged The Proxy Advisory Group, LLC to help us solicit proxies from our shareholders for a fee of $12,500, plus reimbursement of out-of-pocket expenses capped at $2,500. In addition, certain directors, officers and regular employees may solicit proxies by telephone, the Internet, email or personal interview, and may request brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of our shares. We will reimburse them for their reasonable out-of-pocket expenses in forwarding these materials.

Q: How may I obtain additional copies of the annual report and/or proxy statement?

A: Our annual report on Form 10-K for our fiscal year ended January 30, 2016 including audited financial statements and the fiscal 2016 proxy statement are available online at http://investors.evine.com/financials/annual-reports-and-proxies/default.aspx. Please follow the instructions on the Notice Regarding the Availability of Proxy Materials to request a paper copy of the materials. For additional printed copies, which are available without charge, please contact our corporate secretary by mail at EVINE Live Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344- 3433, Attention: Corporate Secretary.

Q: What is the deadline for submitting a shareholder proposal, including director nominations, for inclusion in the proxy statement for our 2017 annual meeting?

A: We must receive shareholder proposals intended to be presented at our 2017 annual meeting of shareholders that are requested to be included in the proxy statement for that meeting at our principal executive office no later than January 12, 2017. The inclusion of any shareholder proposals in those proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, including Rule 14a-8. Written copies of all shareholder proposals should be sent to EVINE Live Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Secretary. Under Sections 3.2 and 4.3 of our By-Laws, we must receive notice of any other shareholder proposal intended to be presented at our 2017 annual meeting of shareholders on or before March 23, 2017 but not earlier than February 21, 2017.

Q: What happens if other matters come up at the Annual Meeting?

A: The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting and you are a shareholder of record and have submitted a completed proxy card or voting instruction form, the persons named as proxies in such proxy card or voting instruction form will vote your shares in accordance with their discretion.

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PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Proposal No. 1 is a proposal to elect six persons to serve as directors on our Board of Directors. Each director will hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified, or his or her earlier resignation or removal. All of the Board’s director nominees have consented to be named in this proxy statement and to serve as a director, if elected.

At a meeting held on April 13, 2016, our corporate governance and nominating committee reviewed the makeup of the Board and recommended, by unanimous vote, that each person named below, be nominated for election as directors. All of the nominees named below (other than Ms. Letizio) were elected to serve as directors at our 2015 Annual Meeting of Shareholders. Ms. Letizio was appointed to the Board in July 2015. Based upon the recommendation of our corporate governance and nominating committee, the full Board unanimously nominated the individuals recommended by the corporate governance and nominating committee for election as directors. We did not retain any third party to assist in identifying or evaluating the nominees. Assuming shareholders elect all the director nominees named in this proxy statement at the annual meeting, we will have six directors. The Board of Directors has authority under our By-Laws to fill vacancies and to increase or, upon the occurrence of a vacancy, decrease the Board’s size between annual meetings. Your proxy holder will vote your shares for the Board’s nominees unless you instruct otherwise.

If prior to the Annual Meeting the Board should learn that any of its nominees will be unable to serve for any reason, the proxies that otherwise would have been voted for such nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of its nominees will be unable to serve. There are no family relationships between any director, executive officer, or person nominated to become a director.

The affirmative vote of a plurality of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote is required for the election to the Board. Shareholders do not have the right to cumulate their votes in the election of directors or with respect to any other proposal or matter. Assuming a quorum is present, the six validly nominated individuals receiving the highest number of votes cast at the Annual Meeting will be elected directors.

Summarized below is certain information concerning the persons who are nominated by the Board for election to the Board.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE SIX DIRECTOR NOMINEES NAMED BELOW TO CONSTITUTE OUR BOARD:

Thomas D. Beers has been CEO of Fremantle Media N.A., Inc., since 2012 where he is responsible for Fremantle’s management and business performance as well as the development, production and operations of more than 600 hours of programming per year including “American Idol,” “America’s Got Talent,” “The X Factor,” “Let’s Make a Deal,” “Family Feud,” and “The Price is Right.” Prior to joining Fremantle, Mr. Beers was the founder and Chief Executive Officer of Original Productions, where he was the creator and driving force behind the Primetime Emmy® winning “Deadliest Catch,” and Emmy nominee “Ice Road Truckers,” and top-rated shows “Storage Wars,” “Monster Garage” and “Black Gold.” His catalogue of more than 30 series is firmly entrenched across the cable powerhouses Discovery, HISTORY, A&E, Spike TV, The National Geographic Channel, and truTV. Mr. Beers’s extensive programming development and production, brand enhancement and relationships in the entertainment and media industry is invaluable in providing strategic advice on new ventures, product development and marketing initiatives.

Landel C. Hobbs is currently Chief Executive Officer of LCH Enterprises LLC, a consulting firm that operates in the broader telecommunications and media space, since 2010. Mr. Hobbs previously served as Chief Operating Officer of Time Warner Cable (“TWC”) from 2005 until the end of 2010 and was Chief Financial Officer of TWC from 2001 until 2005. He served as Vice President of Financial Analysis and Operations Support for all divisions of AOL Time Warner from September 2000 until October 2001. Mr. Hobbs also served in various positions, including Senior Vice President, Controller and Chief Accounting Officer, of Turner Broadcasting System, Inc. from 1993 until 2000. Before joining Turner in 1993, he served as Senior Vice President and Audit Director of Banc One Illinois Corporation and Senior Manager with KPMG Peat Marwick. He is currently Chairman of the National 4H Council and the Chairman of The Dyslexia Resource Trust. He was previously Chair and a Director of CSPAN, a Trustee of Women in Cable Television (WICT), and a Broadcasting and Cable Hall of Fame Member. Mr. Hobbs earned a Bachelor of Business Administration from Angelo State University. Mr. Hobb’s brings to the Board significant cable and broadcast television expertise which is invaluable to the Company and management when assessing and structuring both cable and satellite distribution and other carriage deals. Mr. Hobbs also has an extensive finance and operations background which benefits the Board with analyzing financial transaction decisions, financial reporting as well as accounting oversight.

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Lowell W. Robinson served as the Chief Financial Officer and Chief Operating Officer of MIVA, Inc., an online advertising network, from August 2007 through March 2009. He joined MIVA in 2006 as Chief Financial Officer and Chief Administrative Officer. He had previously served as the President of LWR Advisors from 2002 to 2006 and as the Chief Financial Officer and Chief Administrative Officer at HotJobs.com from 2000 to 2002. He previously held senior financial positions at Advo, Inc., Citigroup Inc. and Kraft Foods, Inc. Mr. Robinson also serves as a director of Higher One since 2014, and Support.com since March 2016. Mr. Robinson also served on the Board of Directors of The Jones Group from 2005 to 2014, the Board of Advisors for the University of Wisconsin School of Business from 2006 to 2010, the Board of Directors of International Wire Group, Inc., from 2003 to 2009, and the Board of Directors of Independent Wireless One, Diversified Investment Advisors and Edison Schools Inc. He is a member of the Smithsonian Libraries Advisory Board and the Board of the Metropolitan Opera Guild. Mr. Robinson earned a Bachelor of Arts in Economics from the University of Wisconsin and a Master of Business Administration from Harvard Business School. Through Mr. Robinson’s decades long financial and management roles, including his operational roles, Mr. Robinson provides the Board with financial, operational and risk management expertise.

Robert Rosenblatt joined the Company in June 2014 as Chairman of the Board. In February 2016, he was appointed Interim Chief Executive Officer. Previously, Mr. Rosenblatt served as Chief Executive Officer of Rosenblatt Consulting, LLC, a private company he formed in 2006, which specializes in helping investment firms determine value in both public and private consumer companies as well as helping retail firms bring their product to market. From 2012 to 2013, Mr. Rosenblatt served as the interim President of ideeli Inc., a members-only e-retailer that sells women's fashion and décor items during limited-time sales.  From 2004 to 2006, he was Group President and Chief Operating Officer of Tommy Hilfiger Corp., a worldwide apparel and retail company. He co-managed the process that culminated in the successful sale of Tommy Hilfiger Corp. to Apax Partners in 2006. From 1997 to 2004, Mr. Rosenblatt was an executive at HSN, Inc., a multi-channel retailer and television network specializing in home shopping.  He served as Chief Financial Officer from 1997 to 1999, Chief Operating Officer from 2000 to 2001 and President from 2001 to 2004. Previously, from 1983 to 1996, he was an executive at Bloomingdale's, an upscale chain of department stores owned by Macy's Inc., and served as Chief Financial Officer and Vice President of Stores.  He has been and is currently serving on several public and private boards in the retail and technology industry including Newgistics, Inc., RetailNext, debShops, PepBoys (NYSE: PBY) and I.Predictus. Bob also served on the Board of Directors of the Electronic Retailing Association. Mr. Rosenblatt holds a BS in Accounting from Brooklyn College. Mr. Rosenblatt provides the Board with substantial home shopping and retail perspectives from his time at HSN and Bloomingdales. In addition, his prior executive management and board experiences of publically-held companies provides the Board with pubic company accounting and financial reporting expertise, operational expertise and a top-level perspective in organizational management.

Fred R. Siegel is Owner of Fred Siegel Partners, a consultancy group focused on social change initiatives for corporations and leading non-profits. Fred was Senior Vice President and marketing head for QVC from 1993 to 1998, overseeing all off-air consumer touch-points including all marketing and communications, leading special on-air events, and attracting and securing marquee brand-name vendors, helping QVC become the category-defining brand. After QVC, Mr. Siegel was marketing lead for Excite and Excite @ Home where he oversaw all marketing and communications activities. He is responsible for many Internet firsts including strategic partnerships with television networks, the first large-scale voting event on the web (with the Prime Time Emmys) and the first Online Town Hall meeting with President Clinton. He currently advises multiple non-profits such as Stand Up To Cancer and early-stage companies including Andreessen Horowitz-backed Honor home care, is a Board member for the American Cancer Society marketing & revenue committee, and is an Advisor for the Showtime series, Years Of Living Dangerously. Mr. Siegel has won multiple awards including a Daytime Emmy Award (2011) and numerous advertising awards including Clio, and One Show. Mr. Siegel’s experience with QVC, his prior experience at Excite, and his current work with multiple high-profile enterprises, provides him with global perspectives and real-time knowledge on marketing, brand development and customer acquisition particularly relevant in the digital retail arena.

Lisa Letizio serves as an independent consultant for LivingHR, Inc., a human resources advisory firm and for Allison James Estate & Homes, Inc., a real estate brokerage firm. She served as the Chief Human Resources Officer at HSN, Inc. from 1998 to 2014. In that role, Ms. Letizio oversaw the Human Resources teams for all of HSNi, a retail portfolio that encompassed HSN, a leading interactive multichannel retailer, and Cornerstone, a multichannel retailer of lifestyle brands including Frontgate, Garnet Hill, Ballard Designs, Grandin Road, Improvements, Chasing Fireflies and TravelSmith. Ms. Letizio’s responsibilities at HSNi included talent acquisition and assessment, leadership development, compensation, employee engagement, benefits/wellness, work life programs and community affairs. Prior to joining HSNi, Ms. Letizio was Vice President of Human Resources of The Timberland Company from 1992 to 1998. During her tenure at The Timberland Company, Ms. Letizio built the company's global human resources function, establishing world-wide pay and benefits systems as well as recruiting top leadership talent across Europe, the Dominican Republic and Puerto Rico. Ms. Letizio is a board member and board secretary of the St. Petersburg Arts Alliance. Ms. Letizio provides the Board with valuable talent acquisition and assessment, leadership development, and compensation experience obtained over her more than 20-year career in the consumer goods and home shopping industries. Her deep experience in these areas provides the Board with strategic and operational leadership and critical insights into human resources and executive compensation issues.

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PROPOSAL NO. 2:

RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal No. 2 is a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2017.

Proposal No. 2 requires the affirmative vote of the holders of a majority of the number of shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote (provided that the number of shares voted in favor of such proposal constitutes more than 25% of the outstanding shares of our common stock). Shareholders may vote “FOR” or “AGAINST,” or may “ABSTAIN” with respect to, Proposal No. 2.

Deloitte & Touche LLP has been our independent registered public accounting firm since fiscal 2002. Upon recommendation from our Audit Committee, the Board selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for our fiscal year ending January 28, 2017, subject to ratification by our shareholders. While it is not required to do so, the Board is submitting the selection of this firm for ratification in order to ascertain the view of our shareholders. If the selection is not ratified, our Audit Committee will reconsider its selection. Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending January 28, 2017.

Deloitte & Touche LLP Attendance at the Annual Meeting

A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will be afforded an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions during the meeting.

In addition to reimbursement for certain out-of-pocket expenses, the following table presents the aggregate fees billed for professional services by Deloitte & Touche LLP in our fiscal years ended January 30, 2016, known as fiscal 2015, and January 31, 2015, known as fiscal 2014.

Fees Billed by Deloitte & Touche LLP

Description of Fees	Fiscal 2015 Amount	Fiscal 2014 Amount
Audit Fees	$427,000	$400,000
Audit-Related Fees	25,200	35,000

Total Audit and Audit-Related Fees	452,200	435,000
Tax Fees:
Tax Compliance Fees	78,500	65,000
Tax Consultation and Advice Fees	144,800	86,300

Total Tax Fees	223,300	151,300
All Other Fees	—	—

Total	$675,500	$586,300

The following is a description of the above services:

Audit Fees. The audit fees set forth above for fiscal 2015 and fiscal 2014 consist of fees billed by Deloitte & Touche LLP for audit services in connection with their review of our interim financial statements for the first three quarters of each fiscal year and for the audit of our fiscal year-end financial statements and the effectiveness of internal controls over financial reporting, including agreed-upon procedure compliance letters.

Audit-Related Fees. The audit-related fees set forth above for fiscal 2015 and fiscal 2014 consist of fees billed by Deloitte & Touche LLP for audit-related out of pocket expenditures as well as for consultation regarding other accounting matters and audit services that normally are provided by an independent registered public accounting firm in connection with filings or engagements, such as comfort letters, consents related to Securities and Exchange Commission registration statements and other services related to Securities and Exchange Commission matters for the fiscal year.

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Tax Fees. The tax compliance fees set forth above consist solely of fees billed by Deloitte & Touche LLP for preparation of federal, state and local income tax returns and Internal Revenue Service audit assistance. The tax consultation and advice fees set forth above for fiscal 2015 and fiscal 2014 primarily consist of fees billed for consultation and assistance in connection with IRS section 382, section 280(G) and net operating loss matters, including change-in-control analysis, preparation for tax planning regarding various federal and state income tax matters, as well as assistance with employee compensation tax matters.

All Other Fees. We were not billed any amounts by Deloitte & Touche LLP for other products and services during fiscal 2015 or fiscal 2014.

Approval of Independent Registered Public Accounting Firm Services and Fees

The Audit Committee charter requires that our Audit Committee approve the retention of our independent registered public accounting firm for any non-audit service and consider whether the provision of these non-audit services by our independent registered public accounting firm is compatible with maintaining our independent auditor’s independence, prior to engagement for these services. All such services performed in fiscal 2015 and fiscal 2014 were approved by our Audit Committee. Our Audit Committee actively monitors the relationship between audit and non-audit services provided. All of the services listed under the headings Audit-Related Fees and Tax Fees were pre-approved by our Audit Committee.

Report of the Audit Committee

The Audit Committee is composed of three independent directors listed below, and is responsible for overseeing our management and independent registered public accounting firm in respect of our accounting and financial reporting. In performing our oversight function, we rely upon advice and information received in our discussions with management and the independent registered public accounting firm.

We have (a) reviewed and discussed our Company’s audited consolidated financial statements for the fiscal year ended January 30, 2016 with management; (b) discussed with Deloitte & Touche LLP, our Company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standard No. 16, as amended, as adopted by the Public Company Accounting Oversight Board; and (c) received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning their independence, and discussed with Deloitte & Touche LLP their independence.

Based on the review and discussions with management and our Company’s independent registered public accounting firm referred to above, we recommended to the Board that our audited consolidated financial statements be included in our Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2016 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

LOWELL W. ROBINSON (CHAIR)
FRED R. SIEGEL
LANDEL C. HOBBS

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PROPOSAL NO. 3:

APPROVAL OF SHAREHOLDER RIGHTS PLAN

Proposal No. 3 is a proposal to approve the Company’s Shareholder Rights Plan (“Plan”) that was approved by the Company’s Board on July 10, 2015.

The Board approved and adopted the Plan to help preserve the value of certain deferred tax benefits, including those generated by net operating losses (collectively, the “Tax Benefits”). The Company's ability to use these Tax Benefits would be substantially limited if it were to experience an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). In general, an ownership change would occur if there is a greater than 50-percentage point change in ownership of securities by shareholders owning (or deemed to own under Section 382 of the Code) five percent or more of a corporation's securities over a rolling three-year period. The Plan reduces the likelihood that changes in the Company's investor base have the unintended effect of limiting the Company's use of its Tax Benefits. The Board believed it is in the best interest of the Company and its shareholders that the Company provides for the protection of the Tax Benefits by adopting the Plan.

The Plan is intended to act as a deterrent to any person acquiring shares of the Company's securities equal to or exceeding 4.99% of the Company Stock without the approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Company Stock generally are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board will consider requests to exempt certain acquisitions of the Company's securities from the Plan if the Board determines that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company. The Board has granted exemptions to certain shareholders whose consent was required in order to establish the Plan; see “Certain Relationships and Related Transactions-2015 Letter Agreement with GE Equity”.

The Plan will expire on June 22, 2016 if the Shareholders do not approve the Plan. Therefore, the Shareholders are being asked to vote on the following resolution:

RESOLVED, that the Shareholders of EVINE Live Inc. (“Company”) hereby approve the Company’s Shareholder Rights Plan that was approved by the Company’s Board of Directors on July 10, 2015.

If the Shareholders approve the Plan, the Plan will expire on the close of business on the date of the third annual meeting of shareholders following the June 22, 2016 Shareholder meeting, unless the Plan is re-approved by shareholders at that third annual meeting of shareholders.

Description of Shareholder Rights Plan

The following is a summary of the terms of the Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Distribution and Transfer of Rights; Rights Certificates

The Board has declared a dividend of one purchase right (a “Right”) for each outstanding share of Common Stock to the shareholders of record as of July 23, 2015 (the “Record Date”). Prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date, as such terms are defined below:

•	the Rights will be evidenced by and trade with the certificates for the Common Stock (“Common Stock Certificates”) (or, with respect to any uncertificated Common Stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

•	new Common Stock Certificates issued after the Record Date will contain a legend incorporating the Plan by reference (for uncertificated Common Stock registered in book entry form, this legend will be contained in a notation in book entry); and

•	the surrender for transfer of any Common Stock Certificates (or the surrender for transfer of any uncertificated Common Stock registered in book entry form) will also constitute the transfer of the Rights associated with such Common Stock.

Rights will accompany any new shares of Common Stock that are issued after the Record Date.

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Distribution Date

Subject to certain exceptions specified in the Plan, the Rights will separate from the Common Stock and become exercisable following (i) the tenth calendar day after the day on which a public announcement or filing that a person or group of affiliated or associated persons has become an “Acquiring Person”, which is defined as a person who, at any time after the announcement of the adoption of the Plan, has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock then outstanding, subject to certain exceptions, or (ii) the tenth calendar day (or such later date as may be determined by the Board) after the commencement of a tender or exchange offer, the consummation of which would result in a person becoming an Acquiring Person.

The date on which the Rights separate from the Common Stock and become exercisable is referred to as the “Distribution Date.”

After the Distribution Date, the Rights Agent will, if requested to do so by the Company, mail separate certificates evidencing the Rights (“Rights Certificates”) to the Company's shareholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Shares. Thereafter, such Rights Certificates alone will represent the Rights.

Preferred Stock Purchasable Upon Exercise of Rights

After the Distribution Date, each Right will entitle the holder to purchase, for $9.00 (the “Purchase Price”), one one-thousandth of a share of Series A Junior Participating Cumulative Preferred Stock, $0.01 par value, of the Company (“Preferred Stock”) having economic and other terms similar to that of one share of Common Stock. This portion of Preferred Stock is intended to give the shareholder approximately the same dividend, voting and liquidation rights as would one share of Common Stock, and should approximate the value of one share of Common Stock.

Not Deemed an Acquiring Person

Each of the following persons will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock then outstanding: (i) the Company, (ii) any subsidiary of the Company; (iii), any employee benefit plan or employee stock plan of the Company or any subsidiary of the Company and any person holding shares of Common Stock for or pursuant to the terms of any such plan; (iv) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii), (v) any person who the Board determines prior to the time the person would otherwise be an Acquiring Person, should be exempted from being an Acquiring Person; (vi) any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Plan, unless and until such person, or any affiliate of such person, acquires beneficial ownership of any additional shares of Common Stock after the first public announcement by the Company of the adoption of the Plan; (vii) any person who as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by the person to 4.99% or more of the shares of Common Stock then outstanding; (viii) any person who inadvertently becomes an Acquiring Person, so long as the person promptly enters into, and delivers to the Company, an irrevocable commitment to promptly divest, and thereafter promptly divests beneficial ownership of sufficient shares of Common Stock so that the person ceases to be an Acquiring Person. In addition, no person shall be an Acquiring Person if the Board shall have affirmatively determined in light of the intent and purposes of the Plan or other circumstances facing the Company, that such person should not be deemed an Acquiring Person.

Redemption of the Rights

At any time until close of business on the tenth calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

Exchange Provision

At any time after a person becomes an Acquiring Person, the Board may exchange all or part of the outstanding Rights (other than those held by an Acquiring Person) for shares of Common Stock at an exchange rate of one share of Common Stock (and, in certain circumstances, a Unit) for each Right. The Company will promptly give public notice of any exchange (although failure to give notice will not affect the validity of the exchange).

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Expiration of the Rights

The Rights will expire upon the earliest of (i) the date on which all of the Rights are redeemed, (ii) the date on which the Rights are exchanged, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for the Company’s Tax Benefits similar to that provided by the Plan, (iv) the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines that the Plan is no longer necessary or desirable for the preservation of the Company’s Tax Benefits, (v) the date on which the Board determines that the Company’s Tax Benefits have been applied within the meaning of Section 382 and that the Plan is no longer necessary to preserve those Tax Benefits, (vi) the beginning of a taxable year of the Company to which the Board determines that none of the Company’s Tax Benefits may be carried forward, (vii) the close of business on the earlier of the first anniversary of the date of the Plan or the date of the Company’s 2016 annual meeting of shareholders, if the Plan shall not have been approved by the Company’s shareholders, (viii) the close of business on the date of the third annual meeting of shareholders following the last annual meeting of shareholders of the Company at which the Plan was most recently approved by shareholders, unless the Plan is re-approved by shareholders at that third annual meeting of shareholders, and (ix) the close of business on the tenth anniversary of the date of the Plan (the “Final Expiration Date”).

Amendment of Terms of Plan and Rights

Until the close of business on the tenth calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, the Company may amend the Rights in any manner. The Company may also amend the Plan after the close of business on the tenth calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions, to shorten or lengthen time periods under the Plan or in any other manner that does not adversely affect the interests of holders of the Rights. Notwithstanding the foregoing, no amendment of the Plan may extend its expiration date.

Voting Rights; Other Shareholder Rights

The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as a shareholder of the Company.

Anti-Dilution Provisions

The Purchase Price, and the number and kind of securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock. The Purchase Price is also subject to adjustment from time to time in the event of a Common Stock dividend on, or a subdivision or combination of, the shares of Common Stock.

Taxes

The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, shareholders, depending on then-existing circumstances, may recognize taxable income.

Certain Considerations Relating to the Shareholder Rights Plan

The Board believes that attempting to protect the Tax Benefits described above is in our and the shareholders’ best interests. Nonetheless, we cannot eliminate the possibility that an “ownership change” will occur even if the Plan is approved. You should consider the factors below when making your decision.

Future Use and Amount of the Tax Benefits is Uncertain. Our use of the Tax Benefits depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the Tax Benefits at such time will exceed any potential Section 382 limitation.

Potential Challenge to the Tax Benefits. The amount of the Tax Benefits has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of the Tax Benefits, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an “ownership change” has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an “ownership change” and attempt to reduce the benefit of the Tax Benefits even if the Plan is in place.

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Continued Risk of Ownership Change. Although the Plan is intended to diminish the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by purchases and sales of shares by shareholders having beneficial ownership of 5% or more of the outstanding shares of our common stock, over which we have no control, and new issuances of shares by us, should we choose to do so.

Potential Effects on Liquidity. The Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations. A shareholder’s ability to dispose of our common stock or warrants may be limited if the Plan reduces the number of persons willing to acquire beneficial ownership of our common stock or the amount they are willing to acquire. A shareholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Shareholders are advised to carefully monitor their beneficial ownership of our common stock and consult their own legal advisors and/or us to determine whether their beneficial ownership of the shares approaches the proscribed level.

Potential Impact on Value. The Plan could negatively impact the value of our common stock by deterring persons or groups of persons from acquiring beneficial ownership of our common stock, including in acquisitions for which some shareholders might receive a premium above market value.

Anti-Takeover Effect. The Board adopted the Plan to diminish the risk that our ability to use the Tax Benefits to reduce potential federal income tax obligations becomes limited. Nonetheless, the Plan may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of our common stock or, in the case of a person or group of persons that already own 4.99% or more of the outstanding shares of our common stock, from acquiring any additional shares of our common stock. The Plan could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

the Board unanimously recommends that you vote FOR Proposal No. 3 TO APPROVE THE Company’s shareholder rights plan approved by the board on july 10, 2015.

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PROPOSAL NO. 4

APPROVE THE AMENDMENT TO THE COMPANY’S 2011 OMNIBUS INCENTIVE PLAN

TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AUTHORIZED FOR AWARDS FROM 6,000,000 TO 9,500,000

Proposal No. 4 is to approve the amendment to the Company’s 2011 Omnibus Incentive Plan to increase the number of shares our common stock authorized for awards from 6,000,000 to 9,500,000.

General

The ValueVision Media, Inc. 2011 Omnibus Incentive Plan (the “2011 Plan”) became effective on June 15, 2011 upon its approval by our shareholders. As originally adopted, the Plan authorized the issuance of up to 3,000,000 shares of our common stock. On June 19, 2013, the shareholders approved an amendment to the 2011 Plan to increase the number of shares issuable under the 2011 Plan to 6,000,000. As of May 13, 2016, there were estimated to be approximately 2,000,000 shares of our common stock remaining available for future awards under the 2011 Plan.

Because of the importance we attach to providing competitive levels of equity-based compensation to our employees, and in light of our pattern of share usage during recent years, we believe that the shares remaining under the 2011 Plan will be insufficient to continue making awards. As a result, on May 2, 2016, our human resources and compensation committee (the “Compensation Committee”) recommended and on May 2, 2016, the Board of Directors approved an amendment to our 2011 Plan, subject to the approval of the Company’s shareholders, to increase the number of shares of our common stock authorized for issuance under the 2011 Plan from 6,000,000 to 9,500,000. The Company believes that an increase in the number of shares available for grant under the 2011 Plan ensures that the Company can continue to grant stock options or other equity-based awards to attract and retain talented directors and key employees. The Company further believes that the granting of stock options or other equity-based awards to directors and key employees links the personal interests of such directors and key employees with the Company’s shareholders.

The shareholders are being asked to approve the increase in the number of shares of common stock reserved for issuance from 6,000,000 to 9,500,000 under the 2011 Plan to provide the shares necessary to affect the Company’s future needs in attracting, retaining, and incentivizing key contributors.

Shareholder Approval and Board of Directors Recommendations

Shareholder approval of the amendment of the 2011 Plan, and the 2011 Plan as so amended, is being sought in order to (i) satisfy the stockholder approval requirements of the NASDAQ Stock Market, and (ii) satisfy the requirement that shareholders reapprove at least every five years the material terms of awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (“Code”).

Our Board of Directors recommends that our shareholders vote FOR approval of the amendment to the 2011 Plan because it believes that increasing the 2011 Plan’s share reserve is critical to our ability to provide the types and sizes of awards that will be crucial factors in enabling us to continue to provide a competitive mix of compensation to our key employees.

Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the amendment to the 2011 Plan. If the amendment to the 2011 Plan is not approved by the shareholders, the 2011 Plan will remain in effect as it existed immediately prior to the proposed amendment, and we will remain subject to the existing pool of shares available for issuance.

Determination of the Share Increase

In determining the amount of the increase in the 2011 Plan’s share reserve for which shareholder approval is being sought, our Compensation Committee considered a number of factors, including the following:

•	Importance of long-term equity incentives. Long-term equity incentives play a critical role in our executive compensation program, motivating executives to make decisions that focus on a long-term shareholder value creation, aligning executives’ interests with the interests of shareholders and serving as a retention device. Our ability to continue to provide a competitive level of long-term equity incentives is considered to be of utmost importance to our success.
•	Use of Market-Based Equity Awards. During fiscal 2015, our Compensation Committee decided to change the design of our long-term equity plan to place even greater emphasis on relative performance through a Relative Total Shareholder Return (“TSR”) Model. The Performance Stock Awards are measured using a 3-year TSR versus companies listed in the 6-digit Global Industry Classification Standard (GICS) Internet & Catalog Retail Group.

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•	Historical equity award burn rate. Our three-year average annual equity grant rate, or “burn rate,” for the (2013-2015) fiscal year period, was 2.56 % which is below ISS’ benchmark for companies of similar classification.
•	Current and projected overhang percentage. As of May 13, 2016, the 6,000,000 shares of our common stock subject to outstanding stock options and unvested restricted stock awards or available for future awards under the 2011 Plan represented approximately 10% of our fully-diluted common shares outstanding as of that date. The 3,500,000 shares proposed to be added to the 2011 Plan’s share reserve would increase this overhang percentage to approximately 14.8%.

Future share usage under the 2011 Plan will be based on a number of factors such as future growth in the population of eligible participants, the rate of future compensation increases, the rate at which shares are returned to the 2011 Plan reserve through forfeitures, cancellations and the like, the level at which market-based awards pay out, the degree to which inducement awards outside of shareholder-approved plans are utilized and our future stock price performance. The major features of the Plan, assuming approval of the proposed amendment, are summarized below.

Summary of the 2011 Omnibus Incentive Plan

The summary is qualified in its entirety by reference to the full text of the amended 2011 Plan, a copy of which may be obtained from the Company. A copy of the amended Plan has also been filed electronically with the Securities and Exchange Commission as an appendix to this proxy statement, and is available through the Commission’s website at http://www.sec.gov.

The 2011 Plan is intended to advance the interests of our Company and its shareholders by enabling the Company to attract and retain qualified individuals for positions of responsibility with the Company, provide them with additional incentives that will align their interests with those of our shareholders, and thereby promote our long-term business success. The 2011 Plan was approved by the shareholders in 2011 and an amendment was approved in 2013. The 2011 Plan, as amended in 2013, authorizes the issuance of up to 6,000,000 shares of our common stock.

Key Compensation Best Practices

The 2011 Plan incorporates a number of compensation best practices and makes certain changes necessary for regulatory compliance, including the following key features:

•	No Repricing or Replacement of Underwater Options or Stock Appreciation Rights. The 2011 Plan prohibits, without shareholder approval, actions to reprice, replace or repurchase options or SARs when the exercise price per share of an option or SAR exceeds the fair market value of the underlying shares.

•	No In-the-Money Option or Stock Appreciation Right Grants. The 2011 Plan prohibits the grant of options or SARs with an exercise price less than the fair market value of our common stock on the date of grant (except in the limited case of “substitute awards” as described below).

•	Double Trigger Accelerated Vesting/Payment Following a Change in Control. The 2011 Plan provides that if outstanding awards are continued, assumed or replaced in connection with a corporate transaction involving the Company, accelerated vesting or payment of an award will occur only if employment is terminated involuntarily without cause within one year of the change in control.

•	Compensation Recovery. Awards under the 2011 Plan may provide for the forfeiture to the Company of cash or shares received as the result of an award under the 2011 Plan in the event of occurrences such as a participant’s violation of a non-compete or non-disclosure obligation, or business ethics policy of the Company. Awards may also be made subject to any compensation recovery policy adopted by our Board of Directors or the Compensation Committee related to financial restatements.

•	Independent Administration. The Compensation Committee of our Board of Directors, which consists of only independent directors, will have overall administrative authority over the 2011 Plan with respect to awards to participants other than non-employee directors, and only this committee may make awards to our executive officers. The major features of the 2011 Plan are summarized below.

Eligible Participants

All employees, consultants and advisors of our Company or any subsidiary, as well as all non-employee directors of the Company, will be eligible to receive awards under the 2011 Plan.

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Administration

The 2011 Plan will be administered by the Compensation Committee of our Board of Directors, except that our Board of Directors will administer awards to our non-employee directors. To the extent consistent with applicable law, the Compensation Committee may delegate its duties, power and authority under the 2011 Plan to any of its members, to officers of the Company with respect to awards to participants who are not directors or executive officers of the Company or, in connection with non-discretionary administrative duties, to one or more agents or advisors.

The Compensation Committee has the authority to determine the persons to whom awards will be granted, the timing, type and number of shares covered by each award, and the terms and conditions of the awards. The Compensation Committee may also establish and modify rules to administer the 2011 Plan, interpret the 2011 Plan and any related award agreement, cancel or suspend an award or the exercisability of an award, or modify the terms of outstanding awards to the extent permitted under the 2011 Plan. Unless an amendment to the terms of an award is necessary to comply with applicable laws or stock exchange rules, a participant who would be adversely affected by such an amendment must consent to it.

Except in connection with equity restructurings and other situations in which share adjustments are specifically authorized, the 2011 Plan also prohibits the Compensation Committee from repricing any outstanding “underwater” option or SAR without prior approval of the Company’s shareholders. For these purposes, “repricing” includes amending the terms of an underwater option or SAR to lower the exercise price, canceling an underwater option or SAR and granting in exchange replacement options or SARs having a lower exercise price or other forms of awards, or repurchasing the underwater option or SAR.

Subject to certain limits in the 2011 Plan, the Compensation Committee may also establish subplans or modify the terms of awards under the 2011 Plan with respect to participants residing outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements or meet the objectives of the 2011 Plan.

Available Shares and Limitations on Awards

A maximum of 6,000,000 shares of common stock are currently available for issuance under the 2011 Plan. Under the terms of the 2011 Plan, the number of shares of common stock subject to options or SARs granted to any one participant during a calendar year may not exceed 1,500,000. These share limitations are subject to adjustment for changes in the corporate structure or shares of the Company, as described below. The shares of common stock covered by the 2011 Plan are authorized but unissued shares.

Shares of common stock that are issued under the 2011 Plan or that are potentially issuable pursuant to outstanding awards will reduce the maximum number of shares remaining available for issuance under the 2011 Plan by one share for each share issued or issuable pursuant to an award.

Any shares of common stock subject to an award under the 2011 Plan that expire, are forfeited, are settled in cash or otherwise do not result in the issuance of all shares subject to the award (including due to the stock settlement of an SAR), will, to the extent of such expiration, forfeiture, cash settlement or non-issuance, automatically again become available for issuance under the 2011 Plan. If payment of the exercise price of, or withholding taxes in connection with, any award under the 2011 Plan is made by the tendering or withholding of shares, the shares tendered or withheld also will again become available for grant under the 2011 Plan.

Awards granted under the 2011 Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity acquired by our Company or any of its subsidiaries (referred to as “substitute awards”) will not reduce the number of shares of common stock authorized for issuance under the 2011 Plan. Additionally, if a company acquired by our Company or any of its subsidiaries has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition, the shares available for grant pursuant to the terms of that pre-existing plan may be used for awards under the 2011 Plan and will not reduce the shares authorized for issuance under the 2011 Plan, but only if the awards are made to individuals who were not employed by or providing services to our Company or any of its subsidiaries immediately prior to such acquisition.

Share Adjustment Provisions

If certain transactions with the Company’s shareholders occur that cause the per share value of the common stock to change, such as stock splits, spin-offs, stock dividends or certain recapitalizations (referred to as “equity restructurings”), the Compensation Committee will equitably adjust (i) the class of shares issuable and the maximum number and kind of shares subject to the 2011 Plan, (ii) outstanding awards as to the class, number of shares and price per share, and (iii) award limitations prescribed by the 2011 Plan. Other types of transactions may also affect the common stock, such as reorganizations, mergers or consolidations. If there is such a transaction and the Compensation Committee determines that adjustments of the type previously described in connection with equity restructurings would be appropriate to prevent any dilution or enlargement of benefits under the 2011 Plan, the Compensation Committee will make such adjustments as it may deem equitable.

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Types of Awards

The 2011 Plan allows the Company to award eligible recipients stock options, SARs, restricted stock awards, stock unit awards, performance unit awards and other stock-based awards. These types of awards are described in more detail below. Awards other than options and SARs are sometimes referred to collectively as “full-value awards.”

Options.   Employees of our Company or any subsidiary may be awarded options to purchase common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Code, and any eligible recipient may be awarded options to purchase common stock that do not qualify as incentive stock options, referred to as “non-statutory options.” The per share exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the option is granted as a substitute award as described earlier. “Fair market value” under the 2011 Plan as of any date means the closing sale price for a share of common stock on the NASDAQ Stock Market on that date. As of May 10, 2016, the closing sale price of a share of our common stock on the NASDAQ Stock Market was [____].

The total purchase price of the shares to be purchased upon exercise of an option will be paid by the participant in cash unless the Compensation Committee allows exercise payments to be made, in whole or in part, (i) by means of a broker-assisted sale and remittance program, (ii) by delivery to the Company (or attestation as to ownership) of shares of common stock already owned by the participant, or (iii) by a “net exercise” of the option in which a portion of the shares otherwise issuable upon exercise of the option are withheld by the Company. Any shares delivered or withheld in payment of an exercise price will be valued at their fair market value on the exercise date.

An option will vest and become exercisable at such time, in such installments and subject to such conditions as may be determined by the Compensation Committee, and no option may have a term greater than 10 years from its date of grant.

The aggregate fair market value of shares of common stock with respect to which incentive stock options granted to any participant may first become exercisable during any calendar year may not exceed $100,000. Any incentive stock options that become exercisable in excess of this amount will be treated as non-statutory options.

Stock Appreciation Rights.   A SAR is the right to receive a payment from the Company, in the form of shares of common stock, cash or a combination of both, equal to the difference between (i) the fair market value of a specified number of shares of common stock on the date of exercise of the SAR, and (ii) the aggregate exercise price under the SAR of that number of shares. SARs will be subject to such terms and conditions, consistent with the other provisions of the 2011 Plan, as may be determined by the Committee. The Committee will have the sole discretion to determine the form in which payment of SARs will be made to a participant.

The exercise price per share of a SAR will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of one share of common stock on the date of grant, unless the SAR is granted as a substitute award as described earlier. A SAR will vest and become exercisable at such time, in such installments and subject to such conditions as may be determined by the Compensation Committee, and no SAR may have a term greater than 10 years from its date of grant.

Restricted Stock Awards.   A restricted stock award is an award of common stock that vests at such times and in such installments as may be determined by the Compensation Committee. Until it vests, the shares subject to the award are subject to restrictions on transferability and the possibility of forfeiture. The Compensation Committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by, or in the service of, the Company or a subsidiary for a certain period of time or that the participant or the Company (or any division of the Company) satisfy specified performance criteria.

Unless otherwise specified by the Compensation Committee, a participant who receives a restricted stock award is entitled to vote and receive any regular cash dividends on the unvested shares, except that regular cash dividends paid on restricted shares whose vesting is subject to performance conditions will be subject to the same restrictions as the underlying shares. Any distributions or dividends other than regular cash dividends paid with respect to unvested restricted shares will also be subject to the same restrictions as the underlying shares unless the Compensation Committee determines otherwise.

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Stock Unit Awards.   A stock unit award is a right to receive the fair market value of one or more shares of common stock, payable in cash, shares of common stock, or a combination of both, that vests at such times and in such installments as may be determined by the Compensation Committee. Until it vests, a stock unit award is subject to restrictions on transferability and the possibility of forfeiture. The Compensation Committee will establish the terms of stock unit awards, consistent with the provisions of the 2011 Plan.

Performance Unit Awards.   A performance unit award is a right to receive, in cash and/or shares of common stock as determined by the Compensation Committee, future payments based on the achievement of pre-established performance objectives during a specified performance period. Each performance unit will have an initial value that is established by the Compensation Committee as of the grant date. Until it vests following the end of the applicable performance period, a performance unit award is subject to restrictions on transferability and the possibility of forfeiture. The Compensation Committee will establish the terms of performance unit awards, consistent with the provisions of the 2011 Plan.

Other Stock-Based Awards.   The Compensation Committee may grant awards of common stock and other awards that are valued by reference to and/or payable in common stock under the 2011 Plan. The Compensation Committee has complete discretion in determining the terms and conditions of such awards.

The Compensation Committee may provide in an agreement for a stock unit award or another stock-based award that the participant will be entitled to receive dividend equivalents on the units or other share equivalents subject to the award based on dividends actually declared on outstanding Shares. Dividend equivalents payable with respect to units or share equivalents that are subject to the unvested portion of an award subject to performance-based vesting conditions will be subject to the same restrictions as apply to the underlying units or share equivalents.

Term and Amendment of the 2011 Plan

Unless terminated earlier, the 2011 Plan will terminate on the tenth anniversary of its approval by the Company’s shareholders. Awards outstanding under the 2011 Plan at the time it is terminated will continue to be outstanding in accordance with their terms. The Board of Directors may suspend or terminate the 2011 Plan or any portion of it at any time. The Board of Directors may amend the 2011 Plan from time to time, but no amendments to the 2011 Plan will be effective without shareholder approval if such approval is required under applicable laws or regulations or under the rules of the NASDAQ Stock Market, including shareholder approval for any amendment that seeks to modify the prohibition on underwater option re-pricing discussed above.

Termination, suspension or amendment of the 2011 Plan will not adversely affect any outstanding award without the consent of the affected participant, except for amendments necessary to comply with applicable laws or stock exchange rules.

Transferability of Awards

In general, no right or interest in any award under the 2011 Plan may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, the Compensation Committee may provide that an award (other than an incentive stock option) may be transferable by gift to a participant’s family member or pursuant to a qualified domestic relations order. Any permitted transferee of such an award will remain subject to all the terms and conditions of the award applicable to the participant.

Performance-Based Compensation Under Section 162(m)

The Compensation Committee may grant full-value awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be “performance-based compensation” within the meaning of Section 162(m) in order to preserve the deductibility of those awards for federal income tax purposes. Under current IRS interpretations, “covered employees” of a Company for any taxable year are its chief executive officer and any other executive officer (other than the chief financial officer) who is among the three other most highly compensated executive officers employed by the Company at that year end. Participants are entitled to receive payment for a Section 162(m) performance-based award for any given performance period only to the extent that pre-established performance goals set by the Compensation Committee for the performance period are satisfied. Options and SARs granted under the 2011 Plan need not be conditioned upon the achievement of performance goals in order to constitute performance-based compensation for Section 162(m) purposes.

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The pre-established performance goals set by the Compensation Committee must be based on one or more of the following performance criteria specified in the 2011 Plan: earnings or earnings per share before income tax (profit before taxes); earnings before interest, taxes, depreciation, amortization and other adjustments; net earnings or net earnings per share (profit after taxes); inventory, total or net operating asset turnover; accounts receivable (measured in terms of days sales outstanding); operating expenses; operating profit; total shareholder return; return on equity; pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis; profit before taxes or profit after taxes less the Company’s cost of capital; sales growth; working capital; and growth in customer base.

The Compensation Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon corporate, subsidiary or business unit performance, and may be expressed in absolute amounts, on a per share basis, as a growth rate or change from preceding periods, or by relative comparison to the performance of other companies or other external measures. The Compensation Committee will define in an objective fashion the manner of calculating the performance goals based on the performance criteria it selects to use in any performance period, and will establish such performance goals within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m). In determining the actual amount to be paid with respect to an individual performance-based award for a performance period, the Compensation Committee may reduce (but not increase) the amount that would otherwise be payable as a result of satisfying the applicable performance goals.

With respect to awards of performance-based compensation for Section 162(m) purposes, the maximum number of shares that may be the subject of any full-value awards that are denominated in shares or share equivalents and that are granted to any one participant during any calendar year shall not exceed 1,000,000 shares (subject to the share adjustment provisions described above). The maximum amount payable with respect to any full-value awards that are denominated other than in shares or share equivalents and that are granted to any one participant during any calendar year shall not exceed $6,000,000 multiplied by the number of full or partial years in the applicable performance period.

Approval of the amendment to the 2011 Plan at the annual meeting of shareholders will be deemed to include, among other things, approval of the eligibility of executive officers and other employees to participate in the 2011 Plan, the performance criteria upon which awards intended to be “performance-based compensation” under Section 162(m) may be made, and the qualification of options and SARs granted under the 2011 Plan as “performance-based compensation” for purposes of Section 162(m).

Change in Control of the Company

If a change in control of our Company that involves a corporate transaction occurs, then the consequences will be as described in this paragraph unless the Compensation Committee provides otherwise in an applicable award agreement. If any outstanding award is continued, assumed or replaced by the surviving or successor entity in connection with such corporate transaction, and if within one year after the change in control a participant’s employment or other service is involuntarily terminated without cause, then (i) each of the participant’s outstanding options and SARs will become exercisable in full and remain exercisable for one year, and (ii) each of the participant’s unvested restricted stock, stock unit, performance unit and other stock-based awards will fully vest. If any outstanding award is not continued, assumed or replaced in connection with a change in control involving a corporate transaction, then (i) all outstanding options and SARs will become fully exercisable for a period of time prior to the effective time of the corporate transaction and will then terminate at the effective time of the corporate transaction and (ii) all other awards will fully vest immediately prior to the effective time of the corporate transaction. Alternatively, the Compensation Committee may elect to terminate awards in exchange for a payment with respect to each award in an amount equal to the excess, if any, between the fair market value of the shares subject to the award (as determined by the value of the consideration to be received in the corporate transaction for the same number of shares) over the aggregate exercise price (if any) for the shares subject to such award (or, if there is no excess, such award may be terminated without payment).

If a change in control of our Company that does not involve a corporate transaction occurs, the Compensation Committee may provide that (i) any award will become fully vested and exercisable upon the change in control or upon the involuntary termination of the participant without cause within one year of the change in control, (ii) any option or SAR will remain exercisable during all or some portion of its remaining term, or (iii) awards will be canceled in exchange for payments in a similar manner as described above with respect to a change in control involving a corporate transaction.

For purposes of the 2011 Plan, the following terms have the meanings indicated:

A “change in control” of the Company generally occurs if (i) a person or group acquires 30% or more of our Company’s outstanding common stock or voting power, (ii) certain changes occur in the composition of our Board of Directors, or (iii) a corporate transaction is consummated (unless the holders of our common stock and voting securities immediately prior to the transaction are the holders of over 70% of the common stock and voting power of the surviving entity immediately after the transaction).

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“Cause” for termination means, unless defined differently in an agreement between our Company and the participant, (i) a material act of fraud, (ii) public conduct that is materially detrimental to the Company’s reputation, (iii) material violation of any Company policy, (iv) willful or grossly negligent failure to adequately perform one’s duties, (v) commission of a felony, (vi) material breach of any agreement with the Company, or (vii) continuing material failure to perform assigned duties.

A “corporate transaction” means (i) a reorganization, merger or consolidation of the Company, (ii) a statutory share exchange of outstanding voting securities of the Company, or (iii) a sale or disposition of all or substantially all of the assets of the Company.

Effect of Termination of Employment or Other Services

If a participant ceases to be employed by or provide other services to our Company and its subsidiaries, awards under the 2011 Plan then held by the participant will be treated as set forth below unless provided otherwise in the applicable award agreement.

Upon termination for cause, all unexercised options and SARs and all unvested portions of any other outstanding awards shall be immediately forfeited. Upon termination for any other reason, all unvested and unexercisable portions of any outstanding awards shall be immediately forfeited.

Upon termination for any reason other than cause, death or disability, the currently vested and exercisable portions of options and SARs may be exercised for three months after such termination, provided that if a participant dies during such three-month period, the vested and exercisable portions of the options and SARs may be exercised for one year after the date of termination.

Upon termination due to death or disability, the currently vested and exercisable portions of options and SARs may be exercised for one year after such termination

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to awards granted under the 2011 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Non-Statutory Options.   If a participant is granted a non-statutory option under the 2011 Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss. The Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

Incentive Stock Options.   If a participant is granted an incentive stock option under the 2011 Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for non-statutory options will apply.

Other Awards.   The current federal income tax consequences of other awards authorized under the 2011 Plan generally follow certain basic patterns. SARs are taxed and deductible in substantially the same manner as non-statutory options. An award of nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition by a participant in an amount equal to the fair market value of the shares received (determined as if the shares were not subject to any risk of forfeiture) at the time the restrictions lapse and the shares vest, unless the participant elects under Section 83(b) of the Code to accelerate income recognition and the taxability of the award to the date of grant. Stock unit and performance unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

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Section 162(m) of the Code.   Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to the covered employee exceeds $1,000,000, unless, among other exceptions, the compensation qualifies as “performance-based compensation.” The 2011 Plan is designed to meet the requirements of Section 162(m), but awards other than options and SARs granted under the 2011 Plan will only be treated as qualified performance-based compensation under Section 162(m) if the awards and the procedures associated with them comply with all other requirements of Section 162(m), including that the maximum amount of compensation a covered employee may receive is based on the satisfaction of pre-established performance goals.

Section 409A of the Code.   The foregoing discussion of tax consequences of awards under the 2011 Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20% income tax, and would be required to pay interest on the tax that would have been paid but for the deferral. The 2011 Plan will be administered in a manner intended to comply with Section 409A.

Awards Under the Amended Plan

No awards will be made under the 2011 Plan from the proposed increase in authorized shares until after such increase has been approved by our shareholders. Because all awards under the 2011 Plan are within the discretion of the Compensation Committee of our Board of Directors, neither the number nor types of future 2011 Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable. Information regarding awards made under the 2011 Plan during 2015 to our named executive officers is provided under the caption “Grants of Plan-Based Awards in Fiscal 2015” in this proxy statement.

The Following table provides information as of January 30, 2016 for our compensation plans under which securities may be issued, and does not reflect the proposed amendment to add 3,500,000 shares to the 2011 Plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity Compensation Plan Approved by Security Holders	2,622,800	$5.31	2,914,800 (1)

Equity Compensation Plans Not Approved by Security Holders	—	N/A	—

Total	2,622,800	$5.31	2,914,800

(1)	Includes securities available for future issuance under shareholder approved compensation plans other than upon the exercise of outstanding options, warrants or rights, as follows: 2,914,800 shares under the 2011 Plan.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 4 TO APPROVE THE AMENDMENT OF THE COMPANY’S 2011 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES TO 9,500,000.

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PROPOSAL NO. 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal No. 5 is a proposal to approve, on an advisory basis, the 2015 compensation of the Company’s named executive officers as disclosed in this proxy statement.

Proposal No. 5 will be considered approved by the Company’s shareholders if the number of votes cast “For” Proposal No. 5 exceeds the number of votes cast “Against” Proposal No. 5. Shareholders may vote “FOR” or “AGAINST,” or may “ABSTAIN” with respect to, Proposal No. 5.

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Securities and Exchange Act of 1934, as amended, we are providing our shareholders the opportunity to vote on a non-binding, advisory resolution to approve the 2015 compensation of our named executive officers.

Our compensation philosophy is described in the Compensation Discussion and Analysis contained in this proxy statement. Shareholders are urged to read the Compensation Discussion and Analysis which also discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table and other related tables and narrative disclosure which describe the compensation of our named executive officers set forth under the caption “Executive Compensation” below. The Compensation Committee and the Board believe the policies and procedures articulated in the Compensation Discussion and Analysis are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our executive officers in 2015 reflects and supports these compensation policies and procedures.

Shareholders are being asked to vote on the following resolution:

RESOLVED, that the shareholders of EVINE Live Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis, compensation tables, and related disclosures contained in the section of the proxy statement for the 2016 Annual Meeting of Shareholders captioned “Executive Compensation”.

Although this advisory vote is not binding on our Board, the Board and Compensation Committee will take into account the result of the vote when structuring our executive compensation programs. We currently intend to hold an annual non-binding advisory vote to approve our named executive officer compensation. Our next advisory vote will occur at our 2017 Annual Meeting of Shareholders.

the Board unanimously recommends that you vote FOR Proposal No. 5 TO APPROVE THE 2015 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND EXECUTIVE OFFICERS

Shareholder Communications with the Board of Directors

Persons interested in communicating with the Board are encouraged to contact the Chair of the Board, all outside directors as a group, or an individual director by submitting a letter or letters to the desired recipients in an envelope labeled with “Chair of the Board” or the names of specified directors. This letter should be placed in an envelope and mailed to EVINE Live Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Secretary. The Corporate Secretary will forward the communication to the designated recipient(s) or the Chair of the Board.

Attendance at Shareholder Meetings

The directors are encouraged, but not required, to attend all meetings of our shareholders. Seven of our then serving directors attended our 2015 Annual Meeting of Shareholders.

Composition of the Board

At the beginning of fiscal 2015, our Board consisted of Ron Frasch, John D. Buck, Landel C. Hobbs, Lowell W. Robinson, Robert Rosenblatt, Thomas Beers and Fred Siegel. Mr. Frasch resigned from the Board on July 9, 2015, and Mr. Buck resigned from the Board on October 5, 2015. Ms. Letizio was appointed to the Board on July 15, 2015 to fill the vacancy created by Mr. Frasch’s resignation from the Board.

Certain information about our current directors is set forth below (ages are as of April 30, 2016). These directors (other than Ms. Letizio, who was appointed to the Board in July 2015) were elected by EVINE’s shareholders at our 2015 Annual Meeting of Shareholders to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

Name	Age	Director Since	Positions Currently Held with our Company
Robert Rosenblatt	58	2014	Interim CEO; Chair of the Board
Thomas D. Beers	64	2014	Director
Landel C. Hobbs	53	2014	Director
Lowell W. Robinson	67	2014	Director
Fred R. Siegel	62	2014	Director
Lisa Letizio	53	2015	Director

Board Leadership Structure and Risk Oversight

The Company’s corporate governance guidelines provide that the Chair of the Board and the Chief Executive Officer currently are separate offices, with a non-executive Chair of the Board. While the Board retains the right to exercise its discretion in combining or separating the offices of Chair of the Board and Chief Executive Officer, there currently is not an intention to combine the offices. This determination will be made depending upon what our Board believes is best for the Company and our shareholders in light of all circumstances at any particular time.

The Company’s management is responsible for risk management on a day-to-day basis and engages annually in a formal Enterprise Risk Management (ERM) process. ERM is a process applied in a strategy setting across the Company and is designed to identify and manage potential events or risks that may affect the Company and to provide reasonable assurance regarding the achievement of Company objectives. The Company develops an assessment of major risks facing the Company and mitigation plans as part of its annual strategic planning process, incorporating any new risk treatment strategies into normal business activities. Input gathered from the Board is analyzed and incorporated into the process.

The Board oversees the risk management activities of management directly and through the committees of the Board by discussing with management the policies and practices utilized by management in assessing and managing risks and by providing input on those policies and practices. In general, the Board oversees risk management activities relating to business strategy, strategic transactions, capital allocation, legal and regulatory risk, and operational risks; the audit and finance committee oversees risk management activities related to certain financial risks and the Audit Committee oversees the ERM process; the Human Resources and Compensation Committee, known as the Compensation Committee, oversees risk management activities relating to the Company’s compensation policies and practices and organizational risk; and the Nominating and Governance Committee, known as the Governance Committee oversees risk management activities relating to Board composition and function. Each committee reports to the full Board on a regular basis, including reports with respect to the respective committee’s risk oversight activities as appropriate. Certain key risks and related mitigation plans are also reviewed more in depth throughout the year either by the Board or its committees. Management and the Board regularly review and discuss appropriate strategies to monitor and assess the effectiveness of risk treatment for long-term success.

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Director Independence

Ms. Letizio and Messrs. Hobbs, Robinson, and Siegel, constituting a majority of the Board, have been determined to be independent as that term is used in Section 10A of the Exchange Act of 1934 and as that term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules. Our Board has determined that neither Mr. Rosenblatt, as our Interim Chief Executive Officer, nor Mr. Beers are independent as that term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules.

Committees of the Board of Directors

On-going committees established and maintained by the Board include the Audit Committee, the Compensation Committee, the Governance Committee and the Finance Committee. The Board established a Finance Committee on October 29, 2014 for the purpose of considering and evaluating business and financing opportunities.

The following table summarizes the current membership of each of our on-going committees:

Director	Audit Committee	Compensation Committee	Governance Committee	Finance Committee
Robert Rosenblatt
Thomas D. Beers				Member
Landel C. Hobbs	Member	Member	Member	Chair
Lowell W. Robinson	Chair			Member
Fred Siegel	Member	Member	Member
Lisa Letizio		Chair	Chair

Audit Committee

The Audit Committee consists of Messrs. Robinson (Chair), Hobbs and Siegel. All members of the Audit Committee are independent as that term is used in Section 10A of the Securities Exchange Act of 1934, as that term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules and as that term is defined by Section 301 of the Sarbanes-Oxley Act of 2002. The Board has determined that each of Mr. Robinson and Mr. Hobbs is an Audit Committee financial expert as defined by the Securities and Exchange Commission’s (“SEC”) regulations.

The Audit Committee is established by the Board for the primary purpose of assisting the Board in overseeing:

•	management’s process for ensuring the integrity of the Company’s financial statements and the Company’s accounting and financial reporting processes and financial statement audits;

•	the Company’s compliance with legal and regulatory requirements;

•	the registered public accounting firm’s (independent auditor’s) qualifications and independence;

•	the performance of the Company’s independent auditor and internal audit function, if applicable; and

•	the Company’s systems of disclosure controls and procedures, and internal controls over financial reporting.

The Audit Committee assists the Board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The role of the Audit Committee is described above and in the audit charter, found on our website, http://investors.evine.com/governance/governance-documents/default.aspx. The Audit Committee charter complies with the standards set forth in SEC and applicable stock exchange regulations.

Human Resources and Compensation Committee

The Compensation Committee consists of Ms. Letizio (Chair), Messrs. Hobbs and Siegel. Mr. Hobbs was the Chair of the Compensation Committee until October 2015 when Ms. Letizio was appointed to the Chair and Mr. Hobbs remained as a member of the Compensation Committee. All members of the Compensation Committee are independent directors as that term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules and for purposes of Internal Revenue Code Section 162(m). The Compensation Committee charter complies with the standards set forth in Securities and Exchange Commission and applicable stock exchange regulations.

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The responsibilities of the Compensation Committee are set forth in the Compensation Committee charter, which is reviewed at least annually and amended as appropriate in light of Securities and Exchange Commission and applicable stock exchange regulations. The charter is available on our website at http://investors.evine.com/governance/governance-documents/default.aspx.

Among other duties, the Compensation Committee has the responsibility to:

•	establish executive compensation strategy, including base salary, incentive compensation and any other compensation elements and evaluate the strategy in light of the Company’s non-binding advisory say on pay vote;

•	assure that all executive officers are compensated in a manner consistent with such strategy, internal considerations, competitive practices and the requirements of regulatory agencies, and that they are not incentivized to take an undue amount of risk;

•	oversee our stock-based incentive plans and approve all grants to executive officers made in connection with those plans;

•	review, approve, and request that independent directors ratify decisions regarding (i) the components of and total cash compensation for our Chief Executive Officer, and (ii) stock-based grants to our Chief Executive Officer;

•	review, approve, and, if appropriate, ask that the independent directors ratify any employment agreements or severance arrangements for the Chief Executive Officer or other members of senior management, including change-in-control provisions, plans or agreements;

•	monitor our employee benefit plans and discharge the duties imposed on the committee by the terms of those plans;

•	oversee succession planning for the Chief Executive Officer and other members of the senior executive team;

•	review and discuss with Company management the Compensation Discussion & Analysis (“CD&A”);

•	annually evaluate the performance of the committee and the adequacy of the committee’s charter, and report the evaluation to the Board; and

•	perform other duties or functions deemed appropriate by the Board.

Compensation decisions for the named executive officers (other than the Chief Executive Officer) and the other corporate officers directly reporting to the Chief Executive Officer are made by the Compensation Committee, upon the recommendation of our Chief Executive Officer. For the Chief Executive Officer, the compensation decisions are made by the independent directors upon the recommendation of the Compensation Committee. Under its charter, the Compensation Committee has the authority to engage, review and approve the payment of fees to or terminate advisors and consultants as it deems necessary to assist in the fulfillment of its responsibilities.

The Compensation Committee’s meeting agendas are determined by its chair, with the assistance of the head of human resources and the Corporate Secretary. The Compensation Committee reports on its actions regarding executive compensation to the Board for all corporate officers except the Chief Executive Officer. For the Chief Executive Officer, the Compensation Committee makes a recommendation to the independent directors for review and action.

The committee is supported by our human resources and legal departments upon request. In addition, the committee engaged Frederic W. Cook & Co., Inc. in 2015. Frederic W. Cook & Co, Inc. (“Consultant”) is a global human resources consulting firm, hired to assist the committee in discharging its responsibilities, which include conducting periodic reviews of the Company’s total compensation program for executive officers. Under a policy established by the committee, Consultant only performs work for the Compensation Committee, the Board and other committees of the Board, and has not been retained by or performed work on behalf of our management for other benefits, compensation or recruiting services, or any other purposes. In assessing Consultant’s independence, the Compensation Committee has considered a number of important factors including: the relationships that the Consultant has with the Company, the members of the Compensation Committee and our executive officers, as well as the policies that the Consultant has in place to maintain its independence and objectivity, and has determined that the work performed by Consultant has raised no conflicts of interest.

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Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (the “Governance Committee”) consists of Ms. Letizio (Chair) and Messrs. Hobbs, and Siegel. All members of the Governance Committee are independent directors as that term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules. The Governance Committee advises and makes recommendations to the Board on all matters concerning the selection of candidates as nominees for election as directors, corporate governance, compensation of directors and other matters as specified in the Governance Committee’s charter or as directed by the Board. The responsibilities of the Governance Committee are set forth in the Governance Committee charter, which is reviewed regularly in light of SEC and applicable stock exchange regulations and is available on our website at http://investors.evine.com/governance/governance-documents/default.aspx.

Finance Committee

The Finance Committee consists of Messrs. Hobbs (Chair), Beers and Robinson. The Finance Committee assists the Board with its responsibilities and monitors and provides advice to senior management of the Company with regard to capital raising strategies and activities and exercises such other authority that may be granted to the Finance Committee by the Board on a transaction by transaction basis. The responsibilities of the Finance Committee are set forth in the Finance Committee charter, which is available on our website at http://investors.evine.com/governance/governance-documents/default.aspx.

Director Qualifications, Board Diversity and Shareholder Nominations for Directors

The Governance Committee charter describes the attributes we seek in considering director candidates. The Governance Committee will consider persons recommended by shareholders in selecting nominees for election to the Board. The Governance Committee recommends qualified individuals who, if added to the Board, will provide the mix of director characteristics and diverse experiences, perspectives and skills appropriate for our Company. We have determined that a majority of our directors should be independent directors. While the Governance Committee does not have a formal diversity policy, diversity is one of the factors set forth in the Governance Committee’s charter, in analyzing the qualifications for directors.

In evaluating potential nominees, the Board considers the person’s integrity, judgment, skill, experience with entities in related industries (i.e., consumer retailing, TV home shopping, TV programming, media, fulfillment, direct response marketing, e-commerce, technology, finance, mergers and acquisitions, and corporate law), public Company experience, and commitment to devote the time and attention necessary to fulfill his or her responsibilities to the Company. It also considers the diversity of experience, race, ethnicity, gender and age of the nominees to complement and enhance the other members’ experiences and backgrounds.

Shareholders who wish to suggest qualified candidates should write to: EVINE Live Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Governance and Nominating Committee, c/o Corporate Secretary. All recommendations should state in detail the qualifications of the person for consideration by the Governance Committee and should be accompanied by an indication of the person’s willingness to serve.

Business Ethics Policies

We have adopted a business ethics policy applicable to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller and other employees performing similar functions. A copy of this business ethics policy is available on our website at http://evine.mwnewsroom.com/Corporate-Governance/Overview. In addition, we have adopted a code of ethics for our Chief Executive Officer and senior financial management; this policy also is available on our website at http://investors.evine.com/governance/governance-documents/default.aspx.

Attendance and Meetings of the Board of Directors and Its Committees

Our business and affairs are managed by the Board, which held six meetings during fiscal 2015 and took action by written consent eight times. During fiscal 2015, the Audit Committee held eight meetings and had no written actions; the Compensation Committee held six meetings and took action by written consent once; the Governance Committee held three meetings and took action by written consent once; and the Finance Committee held 21 meetings and took action by written consent once. During fiscal 2015, none of our directors attended fewer than 75% of the aggregate number of meetings of the Board and the various committees on which he or she served during fiscal 2015.

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Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is now, or was during the last fiscal year, an officer or employee of our Company or of any of our subsidiaries. None of our executive officers has served on the Board or on the Compensation Committee of any other entity, any of whose executive officers served either on our Board or on our Compensation Committee.

Named Executive Officers

As further disclosed in more detail elsewhere in this proxy statement, fiscal 2015 was a year of transition for the Company’s leadership team. The leadership changes and the impact on the Company’s executive compensation program are described in more detail below under “Leadership Changes in Fiscal 2015”.

The following table sets forth a list of our NEOs for Fiscal Year 2015:

Name	Title
Mark C. Bozek	Chief Executive Officer and Director
William J. McGrath	Former EVP, Chief Financial Officer
Timothy A. Peterman	EVP, Chief Financial Officer
G. Robert Ayd	Former President
G. Russell Nuce	EVP, Chief Strategy Officer and Interim General Counsel
Penelope G. Burnett	SVP, Chief Merchandising Officer
Jean-Guillaume Sabatier	SVP, Sales & Product Planning & Programming
Michael A. Murray	Former SVP, Operations

Leadership Changes in Fiscal 2015

In March of 2015, the Company announced the hiring of Tim Peterman as the Chief Financial Officer following the departure of Mr. McGrath and Mr. Ayd. In April of 2015, the Company announced of the hiring of Penelope Burnett as the Chief Merchandising Officer. In addition, in October of 2015, the Company eliminated the role of Senior Vice President of Operations, held by Mr. Murray.

On February 7, 2016, Mr. Bozek the Company’s Chief Executive Officer, announced his resignation. Effective February 8, 2016, the Board appointed the Company’s Chairman, Mr. Rosenblatt to serve as the Interim Chief Executive Officer while the Company conducts a formal Chief Executive Officer search. Mr. Nuce, the Company’s Chief Strategy Officer and Interim General Counsel, also announced his resignation on February 8, 2016. In March 2016, the Company announced the elimination of the role of Chief Merchandising Officer held by Ms. Burnett. Due to these leadership changes, SEC rules require disclosure of specific executive officers in place during portions of the Company’s 2015 fiscal year, even if not in place at the end of the fiscal year. As a result, the Summary Compensation Table and the other executive compensation tables include former executive officers, including William J. McGrath, G. Robert Ayd and Michael A. Murray.

Current Executive Officers

Certain information about our current officers is set forth below (ages are as of April 30, 2016):

Name	Age	Position(s) Held
Robert Rosenblatt	58	Chairman & Interim Chief Executive Officer
Timothy A. Peterman	49	Executive Vice President — Chief Financial Officer
Nicole Ostoya	47	Executive Vice President— Chief Marketing Officer
Nicholas J. Vassallo	52	Senior Vice President — Corporate Controller
Jean-Guillaume Sabatier	46	Senior Vice President — Sales & Product Planning and Programming
Jaime B. Nielsen	39	Senior Vice President — Human Resources
Damon E. Schramm	48	Senior Vice President — General Counsel and Secretary

Robert Rosenblatt joined the Company in June 2014 as Chairman of the Board. In February 2016, he was appointed Interim Chief Executive Officer. Previously, Mr. Rosenblatt served as Chief Executive Officer of Rosenblatt Consulting, LLC, a private company he formed in 2006, which specializes in helping investment firms determine value in both public and private consumer companies as well as helping retail firms bring their product to market. From 2012 to 2013, Mr. Rosenblatt served as the interim President of ideeli Inc., a members-only e-retailer that sells women's fashion and décor items during limited-time sales.  From 2004 to 2006, he was Group President and Chief Operating Officer of Tommy Hilfiger Corp., a worldwide apparel and retail company. He co-managed the process that culminated in the successful sale of Tommy Hilfiger Corp. to Apax Partners in 2006. From 1997 to 2004, Mr. Rosenblatt was an executive at HSN, Inc., a multi-channel retailer and television network specializing in home shopping.  He served as Chief Financial Officer from 1997 to 1999, Chief Operating Officer from 2000 to 2001 and President from 2001 to 2004. Previously, from 1983 to 1996, he was an executive at Bloomingdale's, an upscale chain of department stores owned by Macy's Inc., and served as Chief Financial Officer and Vice President of Stores.  He has been and is currently serving on several public and private boards in the retail and technology industry including Newgistics, Inc., RetailNext, debShops, PepBoys (NYSE: PBY) and I.Predictus. Bob also served on the Board of Directors of the Electronic Retailing Association. Mr. Rosenblatt holds a BS in Accounting from Brooklyn College.

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Timothy A. Peterman joined the Company as Chief Financial Officer in March 2015. Most recently, Mr. Peterman served as the Chief Operating Officer and Chief Financial Officer for The J. Peterman Company, an ecommerce apparel brand since 2011 until he joined the Company in March 2015. From 2009 to 2011, he served as Chief Operating Officer and Chief Financial Officer of Synacor, a media technology company. Previously, Mr. Peterman served almost six years at The E.W. Scripps Company in various senior roles, including Senior Vice President of Corporate Development. From 1999 to 2002, he was Chief Operating Officer and Chief Financial Officer of IAC’s broadcasting and cable divisions, which included USA Network & Sci-Fi Channel. Mr. Peterman also spent almost six years in senior financial roles at Tribune Company. Mr. Peterman began his career at KPMG in Chicago in 1989, is a CPA and holds a BS in Accounting from the University of Kentucky.

Nicole Ostoya joined the Company as Executive Vice President and Chief Marketing Officer in April 2016. Most recently, Ms. Ostoya co-founded The Cocktail Lab in January 2014, a gourmet craft cocktail emporium catering to both the professional bartending community and the adventurous home cocktailer. Previously, Ms. Ostoya co-founded and served as CEO of BoldFace, a celebrity beauty license holding company from May 2012 to October 2014. In July of 2010, Ms. Ostoya co-founded and owned Gold Grenade, a brand management company specializing in product development, strategic marketing and executing, which covered all channels of distribution including the luxury markets, specialty retailers and masstige including direct to consumer until September 2014. Previously, Ms. Ostoya was Director of Business Development, Benefit Cosmetics for LVMH, where she discovered the magic and science of home shopping by taking Benefit onto QVC; co-founded and served as CEO of iDTV Studios, an online shopping network; co-owned Harlot, a bar and lounge in San Francisco; and served as CEO of Studio USA LLC. Ms. Ostoya began her career at Nordstrom where she spent over 18 years, including full line Store Manager. Ms. Ostoya received her AA degree from the Fashion Institute of Design and Merchandising.

Jean-Guillaume Sabatier joined the Company as Senior Vice President, Sales & Product Planning in November 2008. During fiscal 2012, Mr. Sabatier also led a special projects initiative in the planning area. Mr. Sabatier served as Director, Sales and Product Planning for QVC, Inc., from July 2007 to October 2008. Prior to that time, Mr. Sabatier held various positions in QVC’s German business unit, including Director, Programming and Planning from July 2003 to July 2007. He began his QVC career as a sales and product planner in June 1997. Mr. Sabatier holds a BS and MBA from West Chester University in Pennsylvania.

Nicholas J. Vassallo has served as Senior Vice President and Corporate Controller since October 2015 and prior to that as Vice President and Corporate Controller since 2000. He first joined the Company as director of financial reporting in October 1996. Mr. Vassallo was named corporate controller in 1999 and the following year was promoted to vice president. Prior to joining the Company, he served as corporate controller for Fourth Shift Corporation, a software development company. Mr. Vassallo began his career with Arthur Anderson, LLP where he spent eight years in their audit practice group. Mr. Vassallo is a CPA and holds a BS in Accounting from Saint John's University in New York.

Jaime B. Nielsen has served as Senior Vice President, Human Resources since October 2015 and prior to that as Vice President, Human Resources since May 2014. She first joined the Company as Human Resources Director in February 2012. Prior to joining the Company, she served as the Senior Human Resources Director with Aimia, Inc., from September 2009 to February 2012. Ms. Nielsen began her career with Carlson Companies where she spent over ten years in various divisions of Carlson Companies and roles within human resources including executive compensation, talent management, organizational effectiveness & organizational design and received a Bachelor of Science degree with an emphasis in Human Resource Management from Kennedy Western University.

Damon E. Schramm has served as Senior Vice President, General Counsel and Secretary since February 2016 and prior to that as Associate General Counsel since September 2015. Most recently, Mr. Schramm served as Vice President, General Counsel and Secretary at Lakes Entertainment, a publicly traded casino gaming company, from 2005 until he joined the Company in September 2015. Previously, he has served as a Partner at the law firm Gray Plant Mooty. He has also held board seats with the Make-A-Wish Foundation and the Animal Humane Society. Mr. Schramm holds a BA from the University of Minnesota-Duluth and a JD from William Mitchell College of Law.

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EXECUTIVE COMPENSATION

This compensation discussion and analysis (“CD&A”) is intended to provide an overview of the compensation awarded to, earned by, or paid to our named executive officers, including the material elements of the compensation paid to our named executive officers (“NEOs”) as outlined in the compensation tables included in this proxy statement.

Executive Summary

Business Overview

EVINE Live Inc. is a digital commerce company that offers customers multiple ways to shop and interact via TV, online and on mobile devices in the merchandise categories of Jewelry & Watches, Home & Consumer Electronics, Beauty and Fashion & Accessories. Under the leadership of Bob Rosenblatt, who took over as Interim CEO in February 2016, the Company has continued its repositioning into a true digital commerce company. EVINE Live has access to 88 million cable and satellite television homes and also is available nationwide via live streaming at www.evine.com.

2015 Performance

The nature of our compensation structure is based on pay for performance. The following metrics outline our performance in fiscal 2015:

•	Total sales of $693 million, an increase of 3% over 2014 fiscal year

•	Gross profit of $238 million, a decrease of 3%

•	Gross margin of 34.4%, a decrease of 190 basis points

•	Adjusted EBITDA of $9.2 million, a decrease of 60%

•	Active Customers of 1,436,000, a decrease of 1%

In fiscal 2015, we were able to increase our total sales by three percent; however, we did not achieve our fiscal 2015 goals. Therefore, no cash awards were granted as part of our short-term Annual Incentive Program.

Changes to our Executive Compensation Program

As part of an overall evaluation of our executive compensation program and in response to shareholder feedback in 2015, the Compensation Committee took several actions to enhance our executive compensation program. We believe these changes, along with the changes we made in 2014, conform to evolving market practices and strengthen the pay for performance alignment of our incentive programs. These changes included:

•	Aligned the timing of our Long-Term Incentive Award Grant with the timing of other Executive Compensation decisions: Commencing in 2015, we moved the timing of the Long-Term Incentive Plan grant from November of the previous year (November 2014) to the first quarter of the new fiscal year (March 2015). We also conduct annual merit reviews and establish annual incentive opportunities in the first quarter of each year. As such, moving all compensation decisions to one point in time allows for a more holistic approach to evaluating executive compensation.

•	Replaced Restricted Stock Awards with Performance Stock Units in our Long-Term Incentive Plan: Effective with the March 2015 Long-Term Incentive Plan grant for certain NEOs, we replaced time-vesting Restricted Stock Awards (RSAs) with Performance Stock Units Awards (PSUs), with performance measured using 3-year Total Shareholder Return (TSR) versus companies listed in the 6-digit Global Industry Classification Standard (GICS) Internet & Catalog Retail group.

•	Realigned the Financial Targets and the Plan Design of our Annual Cash Incentive Plan: Effective in the 2015 Plan Year, the Compensation Committee decided to use Adjusted EBITDA as the key financial metric for the Long-Term Incentive Plan, versus previous years of using multiple financial metrics. The Company defines Adjusted EBITDA as EBITDA excluding non-operating gains (losses); activist shareholder response costs; executive and management transition costs; distribution facility consolidation and technology upgrade costs; Shareholder Rights Plan costs and non-cash share-based compensation expense. EBITDA represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The threshold performance target was increased to 80% of goal from the previous year’s threshold performance target of 75% of goal. The payout at threshold performance remains at 50% of the plan participants’ eligible target percentage, which is consistent with previous years. In an effort to balance the desire to set a realistic goal with sufficient stretch for the EBITDA maximum performance target, we decreased the maximum target to 120% down from 200% in the previous year. We also deleveraged the Plan by reducing the maximum performance payout to 200% of the participants’ eligible target percentage versus 250% in the previous year.

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Implemented a Clawback Policy: Effective in 2016, the Company implemented a policy to provide for the recoupment of certain compensation in the event the Company is required to restate its financial statements due to material non-compliance with any financial reporting requirement under the securities law.

Prior Year Say on Pay Results

The Board values the opinions of our shareholders and carefully reviews and considers the outcome of Say on Pay vote, along with other relevant factors, in evaluating the compensation program for the Company’s NEOs.  As a result of the 2014 shareholder vote, with a 65.9% voting on the proposal to approve, a newly constituted Compensation Committee devoted significant time and resources to understand shareholder feedback and analyze the executive compensation programs with the assistance of its new independent compensation consultant.  In evaluating potential changes, the Compensation Committee also took into consideration market practices and the Company’s overarching compensation philosophy of attracting and retaining exceptional leaders and enabling them to behave like owners.  This comprehensive review of our compensation programs ultimately resulted in the Compensation Committee adopting significant changes to the Company’s incentive programs effective for the 2015 fiscal year. As a possible reflection of these changes, the 2015 shareholder approval vote increased to 77.9%, voting in support of the advisory proposal. Our current programs are materially the same as the programs approved at our 2015 Annual Meeting, with the addition of the claw back policy added in 2016. The Compensation Committee considered the voting results from 2015 when evaluating NEO compensation and our compensation programs. We believe our programs effectively align with the interests of our shareholders.

Compensation Discussion and Analysis

Compensation Objectives and Philosophy

The primary objective of our executive compensation program is to attract and retain exceptional leaders and enable them to behave like owners. When setting executive compensation, we apply a consistent approach for all executive officers and intend that the combination of compensation elements closely aligns the executives’ financial interest with those of our shareholders. The program is primarily designed to:

1.	Attract, motivate and retain a highly capable and performance-focused executive team;

2.	Promote a culture of employee owners whose financial interests are aligned with those of our shareholders;

3.	Pay for performance such that total compensation reflects the individual performance of executives and our Company’s absolute and relative performance;

4.	Promote a focus on equity value by tying executive compensation to the long-term enhancement of shareholder value;

5.	Permit the Compensation Committee to exercise independent judgment and approval authority with respect to establishing executive compensation programs, performance measures, and awards; and

6.	Consider the potential stock dilution, cash flow, tax and reported earnings implications of executive compensation, consistent with the other objectives of the program.

Target total compensation is comprised of an appropriate balance of cash and equity and divided into three core elements: base salary, annual cash incentive compensation, and long-term incentive compensation. In support of our emphasis on significant ownership by executives, the Compensation Committee offers long-term incentive opportunities that encourage stock ownership. Generally, the amount of compensation realized or potentially realizable does not directly impact the level at which future pay opportunities are set. However, when granting equity awards, the Compensation Committee reviews and considers both individual performance and the number of outstanding and previously granted equity awards. In addition to promoting share ownership, our executive compensation objectives and philosophy focus on rewarding performance. This means that shareholder returns along with corporate, operating unit, and individual performance, both short-term and long-term, determine the largest portion of the executive pay opportunity.

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Role of the Compensation Committee and Executive Compensation Consultant

The Compensation Committee oversees the administration of the executive compensation program and determines the compensation of our executive officers. The Compensation Committee is solely composed of non-management directors, all of whom meet the independence requirements of applicable NASDAQ rules. To assist the Compensation Committee in discharging its responsibilities, the Compensation Committee engages an independent consultant (“Consultant”). Frederic W. Cook & Co., Inc. The Consultant’s role is to develop analyses and competitive information and to provide independent advice to the Compensation Committee related to executive compensation programs.

Process for Determining Executive Compensation

In previous years the Compensation Committee commenced the review and adjustment process for executive total compensation levels, including equity grants, annually in November. In 2015, we moved our practice for reviewing executive total compensation levels and granting equity to the first quarter of our fiscal year. This change was made as part of a holistic review of the compensation programs under the direction of the new Compensation Committee and the Consultant in conjunction with the new management team.

Our Chief Executive Officer’s (the “CEO”) target total compensation package is set by the Compensation Committee during an executive session, where the CEO is not present, based on the Compensation Committee’s review of the competitive information prepared by the Consultant, assessment of the CEO’s individual performance in conjunction with the Company’s financial and operating performance.

Target total compensation recommendation for other executive officers are made by the CEO and the head of human resources, who work closely with the Compensation Committee, after reviewing the executive’s and the Company’s performance in conjunction with the executive’s responsibility and experience when compared to the competitive information prepared by the Consultant.

To facilitate this process, the head of human resources (working together with the Consultant) summarizes the total compensation for each executive in a “tally” sheet format. This information is used by the Compensation Committee when setting target total compensation for the CEO and other executive officers. The summary outlines each executive’s annual target and actual pay as well as total accumulated pay under various performance and employment scenarios and corporate performance. In its deliberations, the Compensation Committee meets with the CEO and other members of senior management, as appropriate, to discuss the application of the competitive compensation data (pay and performance) relative to our unique structure and needs.

Market Data Review

To gain an understanding of current compensation practices and competitive pay levels, we perform a “market check” which reviews each executive officer’s target total compensation in relation to comparably sized companies based on general industry data derived from several published survey sources. We also take into account, as a secondary reference point, competitive compensation data for certain executive officer positions from the proxy statements of a selected group of retail, e-commerce, media, and mail order catalog companies. In 2015, the Compensation Committee engaged its independent compensation consultant to assist in reviewing the Company’s peer group. Based on that review, three Companies were removed from the peer group and five were added to form a 15-company peer group. Removed were Delia’s, Inc., Pacific Sunwear of California, Inc., and Priceline.com Incorporated. Added to the Peer Group were Crown Media Holdings, Inc., Etsy Inc., Gaiam Inc., Lands’ End, Inc., and Trans World Entertainment Corporation.

2015 Peer Group

1-800-FLOWERS.COM, Inc.	Big 5 Sporting Goods Corporation	Blue Nile, Inc.
Cato Corporation	Crown Media Holdings, Inc.	Etsy, Inc.
Gaiam, Inc.	Lands’ End, Inc.	Liquidity Services, Inc.
New York & Company, Inc.	Nutrisystem, Inc.	Overstock.com, Inc.
Select Comfort Corporation	Trans World Entertainment Corporation	Tuesday Morning Corporation

We use this information as a reference point and to gain a better and more current understanding of prevailing compensation practices. For fiscal 2015, the survey data consisted of information regarding base salary and target bonus for companies that have annual incentive plans similar to our annual incentive plan. Although the practices of other companies represent useful guidelines, the Compensation Committee does not rely solely on the peer group data in making its individual compensation determinations, nor is this data a material factor in any such determination made by the Compensation Committee. Rather, the Compensation Committee takes into account various other factors such as individual performance, an individual’s primary duties and responsibilities, internal equity and affordability in setting individual executive compensation packages.

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Risk Assessment

The Compensation Committee has reviewed the concept of risk as it relates to our compensation programs and does not believe our compensation programs encourage excessive or inappropriate risk. Overall, our internal risk assessment confirms that our compensation arrangements are low in risk and do not foster undue risk taking, because they focus on performance of Company-wide annual goals, including Adjusted EBITDA, that are aligned with the long-term interests of our shareholders and have strong governance and control mechanisms. The Compensation Committee’s approach to long-term incentives is and will be predominantly risk-based equity and thus tied to shareholder returns.

Our Executive Compensation Program and Fiscal 2015 Performance

The primary elements of our executive compensation program are designed to be consistent with the compensation objectives described above. These key compensation elements are divided into three main categories which are outlined in the following table. The purpose of each element is provided to demonstrate how each component fits with the overall compensation objectives established by the Compensation Committee, specifically, stock ownership and pay for performance. The fiscal 2015 performance outcomes column describes the result of each element.

Elements	Form	Purpose	Performance Measures	Fiscal 2015 Performance Outcomes
Base Compensation	Base salary paid in the form of cash compensation	Fixed element of pay based on individual’s primary duties and responsibilities	Individual performance, experience level and contribution on primary duties and responsibilities	CEO and NEOs did not receive base pay increases

Annual Incentive Plan	Historically, performance based cash compensation	Designed to reward achievement of specified annual corporate goals	Results to be measured against Adjusted EBITDA, and personal performance	CEO and NEOs did not receive payouts based on fiscal 2015 results, as described under the caption “Specifics Related to the 2015 Executive Compensation Elements — Annual Incentive Plan” below

Long-Term Incentive Plan	Stock Options, Restricted Stock and Performance Shares	Designed to encourage and reward shareholder value creation and to attract and retain talent	A long-term incentive award was granted at a 25% discount to the previous year, based upon 2015 financial results

Specifics Related to the Fiscal 2015 Executive Compensation Elements

Base Salary

The Summary Compensation Table sets forth the actual base salary earned by each of our NEOs during fiscal 2015. The level of base salary takes into account job responsibilities, experience level and market competitiveness. Base salaries are generally reviewed annually in January, with any changes becoming effective in May. Annual adjustments are based on individual performance, performance of the area of responsibility, the Company’s performance, competitiveness versus the external market and budget availability for internal merit increases.

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Annual Incentive Plan

An annual incentive opportunity is provided to encourage and reward the CEO and executive officers for making decisions that improve performance as measured by 1-year performance measures selected by the Committee. It is designed to produce sustained shareholder value by establishing a direct link between these performance measures and the incentive compensation. The Compensation Committee administers the annual incentive plan in which the CEO and executive officers participate.

Targets are established annually for the Company as a whole and are based on our prior performance. The plan is designed to motivate continuous improvement in order to achieve payouts at or above target over time.

Fiscal 2015 Performance Measures for Short-Term Annual Incentive Award

Our Short-Term Annual Incentive Award is designed to reward achievement of annual financial and personal performance goals met in the year in the form of cash bonuses. The Company’s and the individuals’ performance determines the amount, if any, of awards earned under such plan. Such awards are based on performance relative to the established target.

For a given year, a payout at 100% of target annual incentive compensation is achieved when Company performance achieves the performance measures. Actual incentive payments could range from 50 to 200 percent of the targeted incentive opportunity based on corporate performance and individual performance goals.

The annual performance-based incentive opportunity is established each year as a percentage of an executive’s annual base salary and is targeted at the estimated median of our competitive market with the opportunity to earn more for above-target performance or less for below target performance. The Compensation Committee has determined that the annual performance bonus for our NEOs (other than the CEO) will be based 80%-90% on Adjusted EBITDA and 10%-20% on individual performance. For our CEO, the annual performance bonus will be based entirely on Adjusted EBITDA.

The Compensation Committee selected Adjusted EBITDA as the core financial metric since most executives possess the ability to impact Adjusted EBITDA and the metric Adjusted EBITDA provides a balanced focus on sales and profitability.

Shown below is our Adjusted EBITDA measure, target, and actual result for fiscal 2015, reflected in millions of dollars.

Performance Measure	Threshold	Target	Maximum	Actual
Adjusted EBITDA	$24.1	$30.2	$36.3	$9.2

Because the Company did not meet threshold performance measures for fiscal 2015, our NEOs did not receive an incentive payment under our short-term annual incentive award.

For fiscal 2015, the target incentive opportunities (expressed as a percentage of base salary) and the actual awards (expressed both as a percentage of base salary and the actual amount paid) for the CEO and other NEOs for fiscal 2015 are set forth below.

Name	Target Annual Short Term Incentive as a Percent of Base Salary for Fiscal 2015	Actual Annual Short Term Incentive Percent Paid Based on Performance	Actual Short Term Incentive Paid
Mark C. Bozek(1)	100%	0%	$0
William J. McGrath(2)	60%	0%	$0
Timothy A. Peterman	60%	0%	$0
G. Robert Ayd(2)	65%	0%	$0
G. Russell Nuce(1)	60%	0%	$0
Penelope Burnett (3)	40%	0%	$0
Jean- Guillaume Sabatier	40%	0%	$0
Michael A. Murray(4)	40%	0%	$0

(1)	Resigned from the Company on February 8, 2016.

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(2) Employment was terminated on March 26, 2015.

(3) Employment was terminated on March 31, 2016.

(4) Employment was terminated on October 9, 2015.

Long-Term Incentive Plans

A key component of an executive’s compensation is the Long-Term Incentive Award, which is critical to focusing our executives on the Company’s long-term growth and creating of shareholder value. The Long-Term Incentive Plan is designed to attract and retain exceptional leaders and enable them to behave like owners.

In previous years the Long-Term Incentive Awards were granted each year in November, however, the grant date for the 2014 award was moved from November 2014 to March 2015. This change enabled us to manage compensation decisions at one point in time which allows for a more holistic approach to evaluating executive compensation. The following is a general description of the vehicles we used in 2015.

Restricted Stock Awards (RSA). The Restricted Stock Award (RSA) is a promise to issue shares of our common stock in the future provided the recipient remains employed with us through the award’s vesting period. The RSA grants vest 33% on each of the subsequent three year anniversary dates of the grant date. Unvested RSA grants are generally forfeited upon termination of employment. As a result, RSA grants are intended to retain key employees, including the NEOs, and align their interest with shareholders.

Incentive Stock Options (ISO). The time-based ISOs allow the recipient to buy a certain amount of shares at a pre-determined price. The option to purchase Common Stock vest 33% on each of the subsequent three year anniversary dates of the grant. Unvested ISO grants are generally forfeited upon termination of employment. As a result, ISOs are intended to retain key employees, including the NEOs, and align their interest with shareholders.

Performance Shares Units (PSU). The PSU grants vest at the end of a three-year period, if at all, based on the Company’s Relative TSR versus companies listed in the GICS 255020 - Internet & Catalog Retail Index. Shares are payable ranging from 0% to 150% of the target performance shares, based upon the following table:

Performance Goal	Number of Performance Stock Units Which Vest(1)
Relative TSR 100th Percentile	150% (Maximum)
Relative TSR 50th Percentile	100% (Target)
Relative TSR 33rd Percentile	50% (Threshold)
Relative TSR Less than 33rd Percentile	0%

(1) Vesting percentages for performance between Performance Goal data points are based on a linear interpolation.

Grant levels of each component of the long-term incentive program may vary from year to year and by participant, based on a variety of factors. The Compensation Committee determines the award opportunity level for each executive officer based upon the individual’s responsibility level and potential within our Company, competitive practices, the number of shares available for grant, the individual and Company performance and the market price for our common stock.

In 2015, the Company used a combination of the Options and Performance Shares for the long-term incentive grant, as follows:

Name	Long Term Incentive (% of Salary)	Incentive Stock Options (% of LTI)	Incentive Stock Options (% of LTI)	Performance Shares Units (% of LTI)
Mark C. Bozek	150	50	-	50
Timothy A. Peterman	85	50	-	50
G. Russell Nuce	85	50	-	50
Penelope G. Burnett	45	50	50	-
Jean- Guillaume Sabatier	45	50	50	-
Michael A. Murray	45	50	50	-

The Company has utilized inducement grants for new hires that have been approved by the Compensation Committee in reliance on NASDAQ Rule 5635(c)(4). The Company has also from time to time granted restricted stock in payment for certain compensation earned by our executive officers.

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Stock options generally have a “grant date” that is the same date as the date of Compensation Committee or Board approval and have an exercise price equal to the fair market value on the grant date or, in some cases, equal to a higher stock price. In addition stock options typically have a ten-year term and vest 33% on each of the next three anniversaries of the date of grant, with limited exceptions, subject to certain post termination and change of control provisions.

Agreements with Certain Executives

Mark Bozek Separation Agreement

On February 8, 2016, Mark Bozek resigned as a member of the Board and as Chief Executive Officer of the Company, in each case, effective immediately. On February 18, 2016, Mr. Bozek entered into a Separation Agreement with the Company (the “Separation Agreement”).

Under the Separation Agreement, Mr. Bozek and the Company agreed that Mr. Bozek’s separation from the Company would be treated as a result of an “Event” and for reasons other than “Cause,” as those terms are defined in Mr. Bozek’s Employment Agreement, dated November 17, 2014 (the “Employment Agreement”). Under the Separation Agreement, the Company agreed to pay Mr. Bozek the following severance pay and benefits: (i) severance pay of $937,500 representing 1.5 times Mr. Bozek’s annual base salary (ii) severance bonus pay of $286,386 representing 1.5 times the average of the annual bonus paid to Mr. Bozek over two fiscal years during which he was employed by the Company prior to his resignation date; (iii) for a period of eighteen (18) months, continued group health, dental and life insurance benefits to the extend such benefits were in effect for Mr. Bozek and his family as of his resignation date; (iv) Mr. Bozek shall be eligible to earn a pro-rated portion of the November 17, 2014 RSUs in an amount equal to 54.33% of any portion of such RSUs that otherwise vest at the end of the performance period in accordance with the terms of the RSU Award; (v) 31,860 stock options from the award granted on March 20, 2015 were vested and exercisable for a period of 90 days following his resignation; and (vi) Mr. Bozek shall be eligible to earn a pro-rated portion of the March 20, 2015 PSU grant in an amount equal to 34% of any portion of such PSUs that otherwise vest at the end of the performance period in accordance with the terms of the RSU Award.

Robert Rosenblatt Agreement

On February 7, 2016, the Board appointed Robert Rosenblatt, Chairman of the Board, as interim Chief Executive Officer, effective February 8, 2016. In connection with his appointment as interim Chief Executive Officer, Mr. Rosenblatt will receive an annual salary of $625,000 and will be eligible to participate in the Company’s retirement plans, health plans and other employee benefit plans as sponsored by the Company. Mr. Rosenblatt will also be reimbursed for reasonable temporary housing and weekly commuting expenses to and from Eden Prairie, MN until a successor Chief Executive Officer is hired. During his term as interim Chief Executive Officer, Mr. Rosenblatt will not receive director or Chairman fees under the Company’s director compensation arrangements.

Clawback Policy

In 2016, the Company implemented an executive compensation recovery, or clawback, policy, which covers all officers, providing for recoupment of certain compensation in the event the Company is required to restate its financial statements due to material non-compliance, as a result of misconduct of an executive officer or officers, with any financial reporting requirement under the securities laws. The policy complies with the Dodd-Frank Wall Street Reform and Consumer Protection Act, with final policy language to be determined after the SEC adopts related rules.

Stock Ownership Guidelines for Directors and Officers

Consistent with our ownership philosophy, the Board established stock ownership guidelines for members of the Board and officers in February 2009, and revised the guidelines in April 2011. Under the revised guidelines, our Board has adopted stock ownership guidelines for non-management directors requiring each director to achieve and hold equity ownership equal to four times the amount of their annual cash retainer, to be attained by all directors within five years from the later of (i) April 2011 and (ii) the date on which the director becomes subject to the guidelines. The guidelines also require that within five years from the later of (i) April 2011 and (ii) the date on which the executive officer becomes subject to the guidelines, each executive officer must achieve and maintain an equity ownership level equal to a specified multiple of his or her annual base salary. The minimum equity ownership levels are four times the annual base salary for our CEO and two times the annual base salary for the other executive officers. Progress toward the stock ownership guidelines is measured once each year at the time of the March Board meeting. Ownership levels are calculated using the market value of our stock each March multiplied by the number of restricted shares, unrestricted shares, plus the value of vested options in the money. New directors and new executive officer hires will have five years from date of appointment or hire to achieve and maintain these stock ownership guidelines. The current directors and officers own a significant amount of shares and vested options and the group is making progress in achieving our stock ownership guidelines. In addition, directors and officers are prohibited under the Company’s insider trading policy from, among other things, buying or selling Company securities in margin accounts, pledging Company securities or engaging in short-selling or other speculative practices.

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Accounting and Tax Considerations

When establishing pay elements or associated programs, the Compensation Committee reviews projections of the estimated pro forma expense and tax impact of all material elements of the Company’s executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element, which in many cases is equal to the performance period, and the Company realizes a tax deduction upon payment to and/or realization by the executive. While our incentive compensation plans are intended to meet the deductibility requirements of Section 162(m) of the Internal Revenue Code, the Compensation Committee reserves the flexibility to approve elements of compensation for specific officers in the future which may not be fully deductible.

Compensation Committee Report

The Compensation Committee has discussed and reviewed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board that this Compensation Discussion and Analysis be included in this proxy statement.

THE HUMAN RESOURCES AND
COMPENSATION COMMITTEE

LISA LETIZIO (CHAIR)
LANDEL C. HOBBS
FRED R. SIEGEL

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Summary Compensation Table

The table below shows all elements of compensation for our CEO and NEOs for each of our last three completed fiscal years. As permitted by SEC rules, certain columns in the Summary Compensation Table and the other compensation tables have been omitted if no compensation would be required to be reported in such column in the fiscal years required to be presented.

Name & Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)		Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Mark C. Bozek	2015	625,000	-		468,744	(5)	459,426	175,270	(7)	1,728,440
Chief Executive Officer(3)	2014	404,983	506,849	(4)	980,969	(6)	-	122,335	(7)	2,015,136
	2013	-	-		-		-	-		-
Timothy A. Peterman	2015	282,692	15,000	(8)	148,747	(5)	145,859	137,018	(9)	729,316
Executive Vice President &	2014	-	-		-		-	-		-
Chief Financial Officer	2013	-	-		-		-	-		-

G. Russell Nuce	2015	375,000	-		159,374	(5)	156,205	77,733	(11)	768,312
Executive Vice President &	2014	64,904	206,250	(10)	392,388	(6)	-	26,284	(11)	689,826
Chief Strategy Officer(3)	2013	-	-		-		-	-		-

Jean- Guillaume Sabatier	2015	336,469	-		73,999	(12)	72,528	7,950	(14)	490,946
Senior Vice President-Sales	2014	326,668	114,987		-		-	7,800	(14)	449,455
& Product Planning &	2013	317,154	181,380		104,438	(13)	163,994	149,878	(14)	916,844
Programming

Penelope G. Burnett	2015	258,750	-		77,621	(12)	77,759	40,006	(16)	454,136
Senior Vice President-	2014	-	-		-		-	-		-
Chief Merchandising	2013	-	-		-		-	-		-
Officer(15)

William J. McGrath	2015	67,940	-		-		-	770,544	(17)	838,484
Former Chief Financial	2014	358,077	-		-		-	103,871	(17)	461,948
Officer	2013	341,231	245,784		125,325	(13)	198,697	81,303	(17)	992,340

G. Robert Ayd	2015	70,446	-		-		-	1,012,011	(18)	1,082,457
Former President	2014	449,243	-		-		-	85,722	(18)	534,965
	2013	436,639	411,611		158,745	(13)	251,683	79,794	(18)	1,338,472

Michael A. Murray	2015	228,881	-		69,052	(12)	67,679	462,872	(19)	828,484
Former Senior Vice	2014	304,843	107,305		-		-	27,710	(19)	439,858
President – Operations(20)	2013	296,619	166,438		55,700	(13)	87,464	25,740	(19)	631,961

(1)	Represents base salary paid during fiscal 2013, fiscal 2014, and fiscal 2015, as described above in the section entitled “Compensation Discussion & Analysis Specifics Related to the 2015 Compensation Elements”.
(2)	Amounts do not reflect compensation actually realized by the NEO. Each amount represents the grant date fair value of the stock option award made to each individual during the respective fiscal year as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of the option awards granted in fiscal 2015 and fiscal 2013 are set forth in Note 9, Shareholders' Equity — Stock-Based Compensation, of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2015 filed with the SEC on April 1, 2016 and in Note 10 for fiscal 2013 filed with the SEC on March 31, 2014.
(3)	Resigned from the Company on February 8, 2016.
(4)	Represents a new hire signing bonus of $125,000 pursuant to Mr. Bozek joining the Company in June 2014 and annual fiscal 2014 incentive compensation of $381,849 earned pursuant to Mr. Bozek’s employment contract.
(5)	Amounts shown represent the grant date fair value of market-based restricted stock performance units granted in fiscal 2015 as part of the Company’s long-term incentive program. The number of restricted stock units earned is based on the Company’s total shareholder return relative to a group of industry peers over a three-year performance measurement period as described in footnote 3 to the Outstanding Equity Awards at Fiscal 2015 Year-End table below. Grant date fair values were determined using a Monte Carlo simulation methodology and are based on the probable outcome of the performance measure and are consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used to calculate the value of these restricted stock units awarded are set forth in Note 9, Shareholders Equity — Stock-Based Compensation, of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2015 filed with the SEC on April 1, 2016. At grant date, the value of the 2015 awards, assuming maximum performance, would be $703,120, $223,120 and $239,061 for Mr. Bozek, Mr. Peterman and Mr. Nuce, respectively.

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(6)	Amounts shown represent the grant date fair value of market-based restricted stock units granted in fiscal 2014 to our Chief Executive Officer and Chief Strategy Officer in conjunction with the hiring of these positions. These restricted stock units will vest only if during the three-year performance period the closing price of the Company's stock equals or exceeds certain cumulative total shareholder return thresholds, as described in footnote 5 to the Outstanding Equity Awards at Fiscal 2015 Year-End table below. We determined the grant date fair value using a Monte Carlo simulation methodology. The assumptions used to calculate the value of these restricted stock units awarded are set forth in Note 9, Shareholders Equity — Stock-Based Compensation, of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2015 filed with the SEC on April 1, 2016.
(7)	Represents $167,320 in relocation expense paid and $7,950 of 401(k) Company match earned during fiscal 2015 and $114,535 in relocation expense paid and $7,800 of 401(k) Company match earned during fiscal 2014.
(8)	Represents a new hire signing bonus of $15,000 pursuant to Mr. Peterman joining the Company in March 2015.
(9)	Represents $129,951 in relocation expense paid and $7,067 of 401(k) Company match earned during fiscal 2015.
(10)	Represents a new hire signing bonus of $75,000 pursuant to Mr. Nuce joining the Company in November 2014 and annual fiscal 2014 incentive compensation earned of $131,250.
(11)	Represents $69,783 in relocation expense paid and $7,950 of 401(k) Company match earned during fiscal 2015 and $25,851 in relocation expense paid and $433 of 401(k) Company match earned during fiscal 2014.
(12)	Amounts shown represents the grant date fair value of a restricted stock award granted on March 20, 2015 for Mr. Sabatier and Mr. Murray and April 20, 2015 for Ms. Burnett as part of the Company's long-term compensation program. The per share grant date fair value was determined in accordance with FASB ASC Topic 718 and equaled the closing price of a share of our common stock on the date of grant. The dollar amounts shown do not reflect the value of the restricted shares on the day they vest.
(13)	Each amount shown represents the grant date fair value of a restricted stock award granted on November 25, 2013 as part of the Company's long-term compensation program. The per share grant date fair value was determined in accordance with FASB ASC Topic 718 and equaled the closing price of a share of our common stock on the date of grant. The dollar amounts shown do not reflect the value of the restricted shares on the date they vest.
(14)	Represents $7,950 of 401(k) Company match earned during fiscal 2015, $7,800 of 401(k) Company match earned during fiscal 2014 and $142,228 in relocation expense paid and $7,650 of 401(k) Company match earned during fiscal 2013.
(15)	Employment with the Company was terminated on March 31, 2016.
(16)	Represents $33,637 in relocation expense paid and $6,369 of 401(k) Company match earned during fiscal 2015.
(17)	Represents severance of $752,736 paid in fiscal 2015 in connection with Mr. McGrath's termination from the Company and $17,808 in commuting expense paid in fiscal 2015, $96,071 in commuting expense paid and $7,800 of 401(k) Company match earned during fiscal 2014 and $73,653 in commuting expense paid and $7,650 of 401(k) Company match earned during fiscal 2013. Mr. McGrath was terminated as Chief Financial Officer on March 26, 2015.
(18)	Represents severance of $1,003,235 paid in fiscal 2015 in connection with Mr. Ayd's termination from the Company and $8,776 in commuting expense paid in fiscal 2015, $77,922 in commuting expense paid and $7,800 of 401(k) Company match earned during fiscal 2014 and $72,144 in commuting expense paid and $7,650 of 401(k) Company match earned during fiscal 2013. Mr. Ayd was terminated as President on March 26, 2015 and this position was eliminated.
(19)	Represents severance of $442,560 accrued in fiscal 2015 in connection with Mr. Murray's termination from the Company and $20,312 in commuting expense paid in fiscal 2015, $19,910 in commuting expense paid and $7,800 of 401(k) Company match earned during fiscal 2014 and $18,090 in commuting expense paid and $7,650 of 401(k) Company match earned during fiscal 2013.
(20)	Employment with the Company was terminated on October 9, 2015.

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Grants of Plan-Based Awards in Fiscal 2015

The following table sets forth certain information concerning plan-based awards granted to our NEOs during fiscal 2015.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of		All Other Option Awards: Number of Securities		Exercise Price or Price of Option	Grant Date Fair Value of Stock Option
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Stock or Units (#)		Underlying Options (#)		Awards ($/Share)	Awards ($)(3)

Mark C. Bozek(4)			312,500	625,000	1,250,000	-	-	-	-		-		-
	3/20/15		-	-	-	-	-	-	-		107,344	(5)	6.10	459,426
	3/20/15	(6)	-	-	-	32,462	64,923	97,385	-		-		-	468,744

Timothy A. Peterman			175,000	350,000	700,000	-	-	-	-		-
	3/30/15		-	-	-	-	-	-	-		30,794	(7)	6.75	145,859
	3/30/15	(6)	-	-	-	9,983	19,966	29,949	-		-		-	148,747

G. Russell Nuce(4)			187,500	375,000	750,000	-	-	-	-		-		-
	3/20/15		-	-	-	-	-	-	-		36,497	(5)	6.10	156,205
	3/20/15	(6)	-	-	-	11,037	22,074	33,111	-		-		-	159,374

Jean-Guillaume Sabatier			169,373	338,746	677,492	-	-	-			-		-
	3/20/15		-	-	-	-	-	-	-		16,946	(5)	6.10	75,528
	3/20/15		-	-	-	-	-	-	12,131	(8)	-		-	73,999

Penelope G. Burnett(9)			172,500	345,000	690,000	-	-	-	-		-		-
	4/20/15		-	-	-	-	-	-	-		17,227	(10)	6.44	77,759
	4/20/15		-	-	-	-	-	-	12,053	(8)	-		-	77,621

William J. McGrath	-		-	-	-	-	-	-	-		-		-	-
G. Robert Ayd	-		-	-	-	-	-	-	-		-		-	-
Michael A. Murray(11)	3/20/15		-	-	-	-	-	-	-		15,813	(5)	6.10	67,679
	3/20/15		-	-	-	-	-	-	11,320	(8)	-		-	69,052

(1)	SEC rules require that we disclose the applicable range of estimated payouts denominated in dollars (with the threshold referring to the minimum amount of payable for a certain level of performance, the target referring to the amount payable if the specific performance targets are reached and the maximum referring to the maximum payout possible) upon satisfaction of the conditions in question under our non-equity annual incentive plan granted in the fiscal year. Accordingly, the amounts in the columns above reflect possible payouts under awards made to our NEO's under our annual incentive plan described in this proxy statement under "Compensation, Discussion & Analysis — Fiscal 2015 Performance Measures & Objectives," the actual payouts for fiscal 2015 were based on our Company achieving an Adjusted EBITDA target (as defined in our earnings release and public filings), and individual performance goals. There were no payouts made to our NEO’s for the fiscal 2015 non-equity annual incentive plan.
(2)	SEC rules require that we disclose the applicable range of estimated payouts denominated in shares (with the threshold referring to the minimum amount of payable for a certain level of performance, the target referring to the amount payable if the specific performance targets are reached and the maximum referring to the maximum payout possible) upon satisfaction of the conditions in question under the Company's long-term equity incentive plan granted in the fiscal year. Accordingly, the amounts in the columns above reflect possible share payouts under awards made to our NEO's under our long-term equity incentive plan described in this proxy statement under "Compensation, Discussion & Analysis — Long-Term Incentive Plans".
(3)	Amounts shown equal the grant date fair value of each equity award computed in accordance with FASB ASC Topic 718.
(4)	Resigned from the Company on February 8, 2016.
(5)	Stock option award granted on March 20, 2015 with an exercise price of $6.10 per share in connection with the Company's annual long-term executive compensation program. This stock option award vests in equal installments over a three-year period beginning on the first anniversary date of grant.
(6)	Restricted stock performance units granted on March 20, 2015 for Mr. Bozek and Mr. Nuce and March 30, 2015 for Mr. Peterman in connection with the Company's annual long-term equity incentive program. The number of restricted stock units earned is based on the Company's total shareholder return relative to a group of industry peers over a three-year performance measurement period as described in footnote 3 to the Outstanding Equity Awards at Fiscal 2015 Year-End table below.
(7)	Stock option award granted on March 30, 2015 with an exercise price of $6.75 per share in connection with the Company's annual long-term executive compensation program. This stock option award vests in equal installments over a three-year period beginning on the first anniversary date of grant.
(8)	Restricted Stock award granted on March 20, 2015 for Mr. Sabatier and Mr. Murray and April 20, 2015 for Ms. Burnett in connection with the Company's annual long-term executive compensation program. This award vests in equal installments over a three-year period beginning on the first anniversary date of grant.
(9)	Employment with the Company was terminated on March 31, 2016. All unvested stock options and restricted stock units were forfeited upon termination.
(10)	Stock option award granted on April 20, 2015 with an exercise price of $6.44 per share in connection with the Company's annual long-term executive compensation program. This stock option award vests in equal installments over a three-year period beginning on the first anniversary date of grant.

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(11)	Employment with the Company was terminated on October 9, 2015. All unvested stock options and restricted stock units were forfeited upon termination.

Outstanding Equity Awards at Fiscal 2015 Year-End

		OPTION AWARDS							STOCK AWARDS
		Number of Securities Underlying Unexercised Options				Equity Incentive Plan Awards: Number of Securities Underlying	Option		Shares or Units of Stock That Have Not Vested			Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested
Name	Grant Date	Exercisable (#)		Unexercisable (#)		Unexercised Unearned Options (#)(1)	Exercise Price ($/Share)	Option Expiration Date	Number		Market Value(2)	Number		Market or Payout Value(2)
Mark C. Bozek(4)	11/17/14											199,790	(5)	$243,744
	3/20/15			107,344	(4)		6.10	3/20/25
	3/20/15											32,462	(3)	$39,604

Timothy A. Peterman	3/30/15			30,794	(6)		6.75	3/30/25
	3/30/15											9,983	(3)	$12,179

G. Russell Nuce(4)	11/17/14											79,916	(5)	$97,498
	3/20/15			36,497	(4)		6.10	3/20/25
	3/20/15											11,037	(3)	$13,465

Jean-Guillaume Sabatier	10/3/12	75,000	(1)			75,000	4.00	10/3/22
	11/25/13	25,000	(6)	12,500	(6)		5.57	11/25/23
	3/20/15			16,946	(6)		6.10	3/20/25
	11/25/13								6,250	(6)	$7,625
	3/20/15								12,131	(6)	$14,800

Penelope G. Burnett(7)	4/20/15			17,227	(6)		6.44	4/20/25
	4/20/15								12,053	(6)	$14,705

William J. McGrath(8)	10/3/12	98,127	(1)				4.00	3/26/16

G. Robert Ayd(8)	10/3/12	160,000	(1)				4.00	3/26/16

Michael A. Murray(9)	10/3/12	70,000	(1)				4.00	10/9/16

(1)	On October 3, 2012, the Company granted non-qualified market-based stock options to its executive officers as part of the Company's long-term executive compensation program. The options were granted with an exercise price of $4.00 and each option will become exercisable in three tranches, as follows, on the dates when the Company's average closing stock price for 20 consecutive trading days equals or exceeds the following prices: Tranche 1 (50% of the shares at $6.00 per share); Tranche 2 (25% at $8.00 per share); and Tranche 3 (25% at $10.00 per share). On August 14, 2013, 50% of this stock option grant (Tranche 1) vested and as a result, the vesting of the second and third tranches can occur any time on or before the fifth anniversary of the grant date.
(2)	Market value of unvested or unearned shares are based on the $1.22 closing price of our stock on January 29, 2016, the last trading day prior to the completion of our 2015 fiscal year.
(3)	On March 20, 2015, the Company granted non-qualified market-based restricted stock performance units to certain executive officers as part of the Company's long-term executive compensation program. The number of restricted stock units earned is based on the Company's total shareholder return ("TSR") relative to a group of industry peers over a three-year performance measurement period. The percent of the target market-based performance vested restricted stock unit award that will be earned based on the Company's TSR percentile rank thresholds relative to the peer group is as follows: percentile rank below 33%, 0% vests; percentile rank of 33%, 50% vests; percentile rank of 50%, 100% vests and percentile rank of 100%, 150% vests. Vesting percentages for performance between goal data points will be based on a linear interpolation.
(4)	Resigned from the Company on February 8, 2016. In accordance with the terms of Mr. Bozeks's separation agreement, 31,860 shares from the March 20, 2015 option grant were vested upon his resignation and he is eligible to earn a pro-rata portion of the March 20, 2015 restricted stock performance grant in an amount equal to 34% of any portion of the restricted stock that vests as of the end of the performance period in accordance with the terms of the award. All unvested stock options and unearned restricted stock units for Mr. Nuce related to the March 20, 2015 awards were forfeited upon resignation.
(5)	On November 17, 2014, the Company granted 199,790 shares of market-based restricted stock units to its Chief Executive Officer and 79,916 shares of market-based restricted stock units to its Chief Strategy Officer in conjunction with the hiring of these positions. Each restricted stock award will vest if at any time during the three-year performance period the closing price of the Company's stock equals or exceeds, for ten consecutive days, the following cumulative TSR thresholds: TSR threshold below 25% , 0% vests; TSR threshold from 25% to 32%, 25% vests; TSR threshold from 33% to 39%, 50% vests; TSR threshold from 40% to 49%, 75% vests and TSR threshold 50% or above, 100% vests. In accordance with the terms of Mr. Bozeks's separation agreement, Mr. Bozek is eligible to earn a pro-rata portion of this restricted stock grant in an amount equal to 54.33% of any portion of the restricted stock that vests as of the end of the performance period in accordance with the terms of this award. All unearned restricted stock units for Mr. Nuce were forfeited upon resignation.

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(6)	Equity awards vest in three equal annual installments beginning on the first anniversary of the date of grant.
(7)	Employment with the Company was terminated on March 31, 2016. Outstanding unvested stock options and unvested restricted stock as of January 30, 2016 were forfeited upon termination.
(8)	Employment with the Company was terminated on March 26, 2015. Outstanding stock options as of January 30, 2016 expired unexercised on March 26, 2016.

(9)	Employment with the Company was terminated on October 9, 2015.

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Option Exercises and Stock Vested

The table below shows information regarding the vesting of stock option awards and restricted stock awards during fiscal 2015.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark C. Bozek(2)	-	-		-	-
Timothy A. Peterman	-	-		-	-
G. Russell Nuce(2)	-	-		-	-
Jean- Guillaume Sabatier	-	-		6,250	12,000	(3)
Penelope G. Burnett(4)	-	-		-	-
William J. McGrath(5)	45,000	69,456	(6)	-	-
	55,000	246,400	(7)	-	-
	15,000	16,379	(8)	-	-
	24,373	43,871	(9)	-	-
G. Robert Ayd(5)	280,000	708,743	(10)	-	-
Michael A. Murray(11)	-	-		-	-

(1)	Represents the aggregate dollar amount realized upon exercise equal to the difference between the market price of the underlying securities at exercise and the exercise price of the options.
(2)	Resigned from the Company on February 8, 2016.
(3)	Represents the market value of the common stock on November 25, 2015, the date of vesting.
(4)	Employment with the Company was terminated on March 31, 2016.
(5)	Employment with the Company was terminated on March 26, 2015.
(6)	Exercised between April 14, 2015 and April 22, 2015 pursuant to option granted on January 17, 2010 with an exercise price of $4.97 per share and an average fair market value of $6.51.
(7)	Exercised on April 22, 2015 pursuant to option granted on August 2, 2010 with an exercise price of $1.82 per share and an average fair market value of $6.30.
(8)	Exercised on April 14, 2015 pursuant to option granted on November 25, 2013 with an exercise price of $5.57 per share and a fair market value of $6.66.
(9)	Exercised on May 22, 2015 pursuant to option granted on October 3, 2012 with an exercise price of $4.00 per share and a fair market value of $5.80.
(10)	Exercised between April 13, 2015 and April 24, 2015 pursuant to option granted on February 1, 2010 with an exercise price of $3.99 per share and an average fair market value of $6.56.
(11)	Employment with the Company was terminated on October 9, 2015.

All Other Compensation

Retirement Benefits

The Company’s NEOs may voluntarily elect to participate in the Company’s 401(k) plan. Effective calendar year 2013, the Company implemented a match of 50% on every dollar contributed up to 6% of salary to all 401(k) plan participants, earned once a year on December 31. Also, effective calendar year 2013, all new hires were automatically enrolled at the deferral rate of 6% and have the right to opt out or change the deferral rate. Beginning in 2016, the Company provides a matching contribution to the Company’s 401(k) plan equal to 50% of an employee’s contributions, up to the first 6% of pay and the funds match each pay period regardless of Company performance.

We do not provide a defined benefit plan to our NEOs or any of our other executive officers.

Nonqualified Deferred Compensation

We currently do not provide any nonqualified deferred compensation plans to our NEOs or other executive officers.

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Health and Other Benefits

We provide several benefit plan options, such as medical insurance, dental insurance, life insurance, short term disability insurance and long-term disability insurance.  All full time team members, including NEOs, are eligible for these benefits plans.  These benefits are provided to enable us to attract and retain talent and are comparable to those provided by the companies in our peer group.  All benefits plans are reviewed periodically with the Compensation Committee.

In fiscal 2015, commuting benefits and relocation benefits were offered to certain NEOs. The benefits offered were consistent with our policy for eligible relocating and commuting expenses, which are benefits that were also offered to other eligible team members.

Severance Agreements and Severance Guidelines (Non-Change of Control)

Under the terms of his Separation Agreement, which is described in more detail above under the caption “Mark Bozek Separation Agreement,” the Company paid to Mr. Bozek outstanding expense reimbursements in accordance with the Employment Agreement.  The Company provided to Mr. Bozek the following severance pay and benefits: (i) severance pay of $937,500, representing 1.5 times Mr. Bozek’s annual base salary; (ii) severance bonus pay of $286,386.75, representing 1.5 times the average of the annual bonus paid to Mr. Bozek over two fiscal years during which he was employed by the Company prior to his resignation date. (iii) for a period of eighteen (18) months, continued group health, dental and life insurance benefits to the extent such benefits were in effect for Mr. Bozek and his family as of his resignation date; and (iv) A pro-rated portion of the RSUs in an amount equal to 54.33% of any portion of such RSUs that otherwise vest at the end of the performance period in accordance with the terms of the RSU Award and the accelerated vesting of 31,860 stock option awards as of the termination date.

The Company has also adopted the EVINE Live Inc. Executives’ Severance Benefit Plan to provide certain severance benefits to NEOs and other executive officers and designated employees (“Executives”). Under the terms of the EVINE Live Inc. Executives’ Severance Benefit Plan, if an Executive’s employment terminates for reasons other than a “Change in Control” (defined in more detail below), the Executive will be entitled to receive an amount of cash severance equal to (a) one (1) times the executive’s highest annual rate of base salary during the preceding 12 month period plus (b) one (1) times the target annual incentive bonus determined from such base salary.

All severance pay or benefits are conditioned upon the applicable Executive’s execution of an effective release and compliance with applicable covenants under the Plan (including non-solicitation, non-disparagement, confidentiality and non-use covenants).

Severance Agreements and Severance Guidelines (Change of Control)

“Change in Control” means, subject to certain exceptions, (i) the acquisition by any individual, entity or group of beneficial ownership of 30% or more of either the outstanding shares of our common stock or the combined voting power of our outstanding voting securities; (ii) individuals who are Continuing Directors (as described below and defined in the Plan) cease for any reason to constitute a majority of the members of the Board; (iii) the consummation of a reorganization, merger or consolidation of the Company, a statutory exchange of outstanding Company voting securities, or a sale or disposition (in one or a series of transactions) of all or substantially all of the assets of the Company.

Under the terms of the EVINE Live Inc. Executives’ Severance Benefit Plan, if within a two-year period (the “Benefit Period”) commencing on the date of a Change in Control, (i) the Company terminates the employment of an Executive for any reason other than “Cause”, death or the Executive’s becoming disabled or (ii) the Executive terminates his employment for “Good Reason”, the Executive will be entitled to benefits under the Plan.

“Cause” is defined as what the term is expressly defined to mean in a then-effective written agreement between an Executive and the Company or, in the absence of any such then-effective agreement or definition, means (i) a material act of fraud which results in or is intended to result in an Executive’s personal enrichment at the expense of Company, including theft or embezzlement from the Company; (ii) public conduct by an Executive that is materially detrimental to the reputation of the Company; (iii) a material violation by an Executive of any written Company policy, regulation or practice; (iv) the willful or grossly negligent failure to adequately perform the duties of an Executive’s position to the material detriment of the Company; (v) the commission of conduct constituting a felony; (vi) a material breach by an Executive of any of the terms and conditions of an agreement with the Company; or (vii) the Executive continues to materially fail to perform the duties associated with Executive’s employment.

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“Good Reason” is defined as without an Executive’s written consent, (i) an adverse and material change in the Executive’s status, positions or responsibilities as compared to the Executive’s status, position or responsibilities as in effect prior to such change; (ii) a material reduction in the amount of either the Executive’s annual base salary or target annual incentive program opportunity as in effect on the date she or he became a participant in the Plan, or as the same may be increased from time to time during the term of the Executive’s participation in this Plan; (iii) the failure to provide or continue in effect materially similar compensation and benefits, in accordance with the plans, practices, policies and programs of the Company in effect for the Executive at any time during the 120-day period immediately preceding the Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company; (iv) the failure of any successor or assign of the Company to assume and expressly agree to perform the obligations under the Plan; (v) any purported termination of the Executive’s employment which is not effected in accordance with the applicable provisions of the Plan; and (vi) any request by the Company that the Executive participate in an unlawful act. In addition, for twelve months following any such termination, the Executive would be entitled to reimbursement for a portion of the premium amount for COBRA coverage equal to the amount paid by other similarly situated Executives who have not been terminated and who receive similar group, health, dental and life insurance benefits.

In addition, an Executive who was a participant in the Plan on the date of the Change in Control will also be entitled to benefits under the Plan if the Executive’s employment is terminated by the Company during the Benefit Period or the immediately preceding six months. The amount of the cash severance benefit paid under the Plan under these circumstances (i.e., in connection with a Change in Control) would be a lump sum amount equal to (a) one and one-half times the Executive’s highest annual rate of base salary during the preceding 12 month period plus (b) one and one-half times the target annual incentive bonus determined from such base salary. In addition, for eighteen months following any such termination, the Executive would be entitled to reimbursement for a portion of the premium amount for COBRA coverage equal to the amount paid by other similarly situated Executives who have not been terminated and who receive similar group, health, dental and life insurance benefits.

All severance pay or benefits are conditioned upon the applicable Executive’s execution of an effective release and his or her compliance with applicable covenants under the Plan (including non-solicitation, non-disparagement, confidentiality and non-use covenants).

Potential Payments upon Termination, Non-Change in Control and After Change of Control

In the event an NEO’s employment terminated on January 31, 2015 (the last day of our last completed fiscal year) and the NEO was entitled to a severance payment, the named executive would have realized the payments set forth below.

Name	Non-Change of Control & Qualifying Termination	Change of Control & Qualifying Termination
Mark C. Bozek(1)	$1,250,000	$1,875,000
G. Russell Nuce(1)	$600,000	$900,000
G. Robert Ayd(2)	$1,003,235	—
William J. McGrath(2)	$752,763	—
Timothy A. Peterman	$560,000	$840,000
Penelope G. Burnett(3)	$172,500	$172,500
Jean -Guillaume Sabatier	$460,430	$690,645
Michael A. Murray(4)	$442,560	—

(1)   Resigned from the Company on February 8, 2016.

(2)   Employment was terminated on March 26, 2015.

(3)   Employment was terminated on March 31, 2016.

(4)   Employment was terminated on October 9, 2015.

Additional Potential Payments for Accelerated Equity Awards Upon Change in Control

Our equity awards provide that stock options and restricted stock will immediately vest and options will immediately become exercisable upon a change of control, subject to certain triggers and exceptions. Accelerated vesting of equity awards is mandatory upon a change of control of the Board that is not approved by the current Board under the terms of our 2004 Omnibus Stock Plan, while such accelerated vesting would generally be at the discretion of our Compensation Committee under the terms of our 2011 Omnibus Stock Plan. There are no unvested awards outstanding under our 2001 Omnibus Stock Plan.

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If any such accelerated vesting occurred on January 30, 2016 (the last day of our fiscal year) and the price per share of our common stock equaled the closing sales price of a share of our common stock on the NASDAQ Stock Market on January 29, 2016, the last day markets were open during our 2015 fiscal year, ($1.22 per share), then each of our NEO would have received the following payments in respect of their option and restricted stock awards (assuming full exercise of the same):

		EQUITY AWARDS
Name	Grant Date	Number of Unvested Restricted Shares (#)	Number of Securities Underlying Options Unexercisable (#)	Option Exercise Price ($/Share)	Total Payment(1)
Mark C. Bozek(2)	11/17/14	199,790	—	—	$243,744
	3/20/15	64,923	—	—	79,206
	3/20/15	—	107,344	6.10	—
Total:					$322,950

Timothy A. Peterman	3/30/15	19,966	—	—	$24,359
	3/30/15	—	30,794	6.75	—
Total:					$24,359

G. Russell Nuce(2)	11/17/14	79,916	—	—	$97,498
	3/20/15	22,074	—	—	26,930
	3/20/15	—	36,497	6.10	—
Total:					$124,428

Jean-Guillaume Sabatier	10/3/12	—	75,000	4.00	$—
	11/25/13	—	12,500	5.57	—
	11/25/13	6,250	—	—	7,625
	3/20/15	12,131	—	—	14,800
	3/20/15	—	16,946	6.10	—
Total:					$22,425

Penelope G. Burnett(3)	4/20/15	12,053	—	—	$14,705
	4/20/15	—	17,227	6.44	—
Total:					$14,705

William J. McGrath(4)	—	—	—	—	—
G. Robert Ayd(4)	—	—	—	—	—
Michael A. Murray(5)	—	—	—	—	—

(1)	Market value of unvested shares are based on the $1.22 close price of our stock on January 29, 2016, the last day markets were open during our 2015 fiscal year.
(2)	Resigned from the Company on February 8, 2016.
(3)	Employment was terminated on March 31, 2016.
(4)	Employment was terminated on March 26, 2015.
(5)	Employment was terminated on October 9, 2015.

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DIRECTOR COMPENSATION FOR FISCAL 2015

We use a combination of cash and stock-based compensation to attract and retain qualified Board members. In setting director compensation, we consider the significant amount of time that directors spend in fulfilling their duties as directors, committee members and chairs. The Governance Committee has in the past received proxy and survey data and analysis completed by Frederic W. Cook & Co., Inc. relative to director compensation and will continue to review and update this information as appropriate in the future.

The Governance Committee generally reviews and makes recommendations to the Board as to director compensation issues at its Board meeting held following the Annual Meeting of Shareholders, with advice and analysis from its independent compensation advisor, Frederic W. Cook & Co.

Under the current director compensation structure, each director receives an annual retainer of $65,000 (payable in quarterly installments). In addition, the chair of the Board receives a supplemental annual retainer of $65,000; the vice chair of the Board receives a supplemental annual retainer of $40,000; the chair of the Audit Committee receives a supplemental annual retainer of $20,000; the chair of the Compensation Committee and the chair of the Governance Committee each receive a supplemental annual retainer of $12,000; the chair of the Finance Committee receives a supplemental annual retainer of $15,000; and members of the Audit Committee and Finance Committee receive a supplemental annual retainer of $10,000. Furthermore, under the current compensation program, each director is awarded a number of shares of restricted stock based on a multiple of the director’s annual retainer at the Board meeting held following the Annual Meeting of Shareholders, subject to a one-year vesting requirement. Directors do not receive any per meeting fees. All directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of the Board and committees. Directors who serve on special committees of the Board which are established from time to time may receive additional compensation as determined by the Board.

The table below represents compensation paid to directors during fiscal 2015. The annual retainer for directors did not increase during fiscal 2015. In February 2016, Frederic W. Cook & Co., Inc. performed a Board compensation review and the Committee will consider their findings for potential changes in 2016.

During the second quarter of fiscal 2015, the Company granted a total of 182,334 shares of restricted stock to eight non-management Board members as part of the Company’s annual director compensation program. Each restricted stock award vests on the day immediately preceding the next annual meeting of shareholders following the date of grant. The aggregate market value of the restricted stock at the date of the award was $520,000 and is being amortized as director compensation expense over the twelve-month vesting period. Mark Bozek, our Chief Executive Officer, did not receive any additional compensation for his service on the Board of Directors during fiscal 2015.

The following table shows information concerning compensation provided to each of our non-employee directors for services provided as a director during fiscal 2015.

Current Board Members:	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($)	Total ($)
Thomas D. Beers	67,500	(1)	65,002	(2)	-	132,502
Landel C. Hobbs	107,250	(3)	65,002	(2)	-	172,252
Lisa Letizio	36,250	(4)	64,998	(5)	-	101,248
Lowell W. Robinson	92,500	(6)	65,002	(2)	-	157,502
Robert Rosenblatt	143,000	(7)	65,002	(2)	-	208,002
Fred R. Siegel	67,500	(8)	65,002	(2)	-	132,502

Former Board Members:
John D. Buck(9)	57,750	(10)	65,002	(2)	-	122,752
Ronald Frasch(11)	32,500	(12)	65,002	(2)	-	97,502

(1)	Consists of $65,000 annual Board retainer and $2,500 for serving on the Finance Committee.
(2)	Amount reported represents 100% of the grant date fair value of the restricted stock grant of 22,570 shares given to each of the directors. The valuation of these awards, in accordance with FASB Topic 718, is based on the closing price of our common stock on June 17, 2015, the date of grant. These shares are restricted and vest in full on the day before our 2016 Annual Meeting, currently expected to be June 22, 2016.
(3)	Consists of $65,000 annual Board retainer, $12,500 for serving as chair of the Finance Committee, $10,000 for serving on the Audit Committee, $10,000 for serving as vice chair of the Board and $9,750 for serving on the Compensation Committee.

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(4)	Consists of $32,500 annual Board retainer and $3,750 for serving as chair of the Compensation Committee, prorated in connection with her appointment to the Board on July 15, 2015.
(5)	Amount reported represents 100% of the grant date fair value of the restricted stock grant of 24,344 shares given to Ms. Letizio in connection with her appointment to the Board. The valuation of these awards, in accordance with FASB Topic 718, is based on the closing price of our common stock on July 15, 2015, the date of grant. These shares are restricted and vest in full on the day before our 2016 Annual Meeting, currently expected to be on June 22, 2016.
(6)	Consists of $65,000 annual Board retainer, $20,000 for serving as chair of the Audit Committee and $7,500 for serving on the Finance Committee.
(7)	Consists of $65,000 annual Board retainer, $65,000 for serving as chair of the Board, $10,000 for serving on the Audit Committee and $3,000 for serving on the Governance Committee.
(8)	Consists of $65,000 annual Board retainer and $2,500 for serving on the Audit Committee.
(9)	Resigned from the Board on October 5, 2015.
(10)	Consists of $48,750 annual Board retainer and $9,000 for serving as chair of the Governance Committee prior to his resignation.
(11)	Resigned from the Board on July 9, 2015.
(12)	Consists of $32,500 annual Board retainer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with GE Equity, Comcast and NBCU

Until April 29, 2016 we were a party to an amended and restated shareholder agreement, dated February 25, 2009 (the “GE/NBCU Shareholder Agreement”), with GE Capital Equity Investments, Inc. (“GE Equity”) and NBCUniversal Media, LLC (“NBCU”), which provided for certain corporate governance and standstill matters (as described further below). NBCU is an indirect subsidiary of Comcast Corporation (“Comcast”). We believe that as of April 25, 2016, the direct equity ownership of NBCU in the Company consists of 7,141,849 shares of common stock. We have a significant cable distribution agreement with Comcast and believe that the terms of the agreement are comparable to those with other cable system operators.

In an SEC filing made on August 18, 2015, GE Equity disclosed that on August 14, 2015, it and ASF Radio, L.P. (“ASF Radio”), an independent third party to us, entered into a Stock Purchase Agreement pursuant to which GE Equity agreed to sell 3,545,049 shares of the Company’s common stock, which is all of the shares GE Equity currently owns, to ASF Radio for $2.15 per share. According to the SEC filing, ASF Radio is an affiliate of Ardian, an independent private equity investment company. The closing of this sale (the “GE/ASF Radio Sale”) occurred on April 29, 2016. In connection with the GE/ASF Radio Sale, the GE/NBCU Shareholder Agreement was terminated and the Company and NBCU entered into a new Shareholder Agreement (the “NBCU Shareholder Agreement”) described below.

GE/NBCU Shareholder Agreement

The GE/NBCU Shareholder Agreement that was terminated April 29, 2016 provided that GE Equity was entitled to designate nominees for three members of our Board of Directors so long as the aggregate beneficial ownership of GE Equity and NBCU (and their affiliates) was at least equal to 50% of their beneficial ownership as of February 25, 2009 (i.e., beneficial ownership of approximately 8.7 million common shares) (the “50% Ownership Condition”), and two members of our Board of Directors so long as their aggregate beneficial ownership was at least 10% of the shares of “adjusted outstanding common stock,” as defined in the GE/NBCU Shareholder Agreement (the “10% Ownership Condition”). In addition, the GE/NBCU Shareholder Agreement provided that GE Equity may designate any of its director-designees to be an observer of the audit, human resources and compensation, and corporate governance and nominating committees of our Board of Directors. Neither GE Equity nor NBCU currently has, or during fiscal 2015 had, any designees serving on our Board of Directors or committees.

The GE/NBCU Shareholder Agreement required that we obtain the consent of GE Equity before we (i) exceeded certain thresholds relating to the issuance of securities, the payment of dividends, the repurchase or redemption of common stock, acquisitions (including investments and joint ventures) or dispositions, and the incurrence of debt; (ii) entered into any business different than the business in which we and our subsidiaries are currently engaged; and (iii) amended our articles of incorporation to adversely affect GE Equity and NBCU (or their affiliates); provided, however, that these restrictions would no longer apply when both (1) GE Equity is no longer entitled to designate three director nominees, and (2) GE Equity and NBCU no longer hold any Series B preferred stock. We were also prohibited from taking any action that would cause any ownership interest by us in television broadcast stations from being attributable to GE Equity, NBCU or their affiliates.

NBCU Shareholder Agreement

On April 29, 2016, the Company entered into the NBCU Shareholder Agreement with NBCU. The NBCU Shareholder Agreement replaced the GE/NBCU Shareholder Agreement. The NBCU Shareholder Agreement provides that as long as NBCU or its affiliates beneficially own at least 5% of our outstanding common stock, NBCU will be entitled to designate one individual to be nominated to the Company’s Board of Directors. In addition, the NBCU Shareholder Agreement provides that NBCU may designate its director designee to be an observer of the audit, human resources and compensation, and corporate governance and nominating committees of our Board of Directors. In addition, the NBCU Shareholder Agreement requires the Company to obtain the consent of NBCU prior to consenting to our adoption or amendment of any shareholder’s rights plan or certain other actions that would impede or restrict the ability of NBCU to acquire our voting stock or our taking any action that would result in NBCU being deemed to be in violation of the Federal Communications Commission multiple ownership regulations.

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Unless NBCU beneficially own less than 5% or more than 90% of the adjusted outstanding shares of common stock, NBCU may not sell, transfer or otherwise dispose of any securities of the Company subject to limited exceptions for (i) transfers to affiliates, (ii) third party tender offers, (iii) mergers, consolidations and reorganizations and (iv) transfers pursuant to underwritten public offerings or transfers exempt from registration under the Securities Act (provided, in the case of (iv), such transfers do not result in the transferee acquiring beneficial ownership in excess of 20%).

Registration Rights Agreement

On February 25, 2009, we entered into an amended and restated registration rights agreement that, as further amended, provided GE Equity, NBCU and their affiliates and any transferees and assigns, an aggregate of five demand registrations and unlimited piggy-back registration rights. In connection with the GE/ASF Radio Sale, an amendment to the Amended and Restated Registration Rights Agreement was entered into removing GE Equity as a party and adding ASF Radio, L.P. as a party.

2015 Letter Agreement with GE Equity

On July 9, 2015, we entered into a letter agreement with GE Equity pursuant to which GE Equity consented to our adoption of a Shareholder Rights Plan in consideration for our agreement to provide GE Equity, NBCU and certain of their respective affiliates with exemptions from the Shareholder Rights Plan. GE Equity’s consent was required pursuant to the terms of the GE/NBCU Shareholder Agreement. This discussion is a summary of the terms of the letter agreement. In the letter agreement, we agreed that if any of GE Equity, NBCU or any of their respective affiliates that holds shares of our common stock from time to time (each a “Grandfathered Investor”) sells or otherwise transfers shares of our common stock currently owned by such Grandfathered Investor to any third party identified to us in writing (any such third party, a “Exempt Purchaser”), we will take all actions necessary under the Shareholder Rights Plan so that such third party will not be deemed an Acquiring Person (as defined in the Shareholder Rights Plan) by virtue of the acquisition of such shares. We further agreed that, subject to certain limitations, upon request of any Grandfathered Investor or Exempt Purchaser, and in connection with a transfer by such Grandfathered Investor or Exempt Purchaser of shares of our common stock to an Exempt Purchaser, we will enter into an agreement with the acquiring Exempt Purchaser granting such acquiring Exempt Purchaser substantially the same rights as set forth above with respect to any sale of our outstanding shares of common stock to any other third party. Additionally, we agreed that without the consent of any Grandfathered Investor that is an affiliate of GE Equity and any Grandfathered Investor that is an affiliate of NBCU, we will not (i) amend the Shareholder Rights Plan in any material respect, other than to accelerate the Expiration Date or the Final Expiration Date, (ii) adopt another shareholders’ rights plan or (iii) amend the letter agreement.

Credit Card Agreement with Affiliate of GE Equity

The Company has a private label consumer credit card program (the “Program”). The Program is made available to all qualified consumers for the financing of purchases of products from EVINE. The Program provides a number of benefits to customers including deferred billing options and free or reduced shipping promotions throughout the year. Use of the EVINE credit card furthers customer loyalty, reduces total credit card expense and reduces the Company’s overall bad debt exposure since the credit card issuing bank bears the risk of loss on EVINE credit card transactions that do not utilize the Company’s ValuePay installment payment program. In December 2011, the Company entered into a Private Label Consumer Credit Card Program Agreement Amendment with Synchrony Financial, formerly known as GE Capital Retail Bank extending the Program for an additional seven years until 2019.

Synchrony Financial, the issuing bank for the Program, was previously indirectly majority-owned by the General Electric Company (“GE”), which is also the parent company of GE Equity. We believe as of April 25, 2016, GE Equity had an approximate 6% beneficial ownership in us and had certain rights as further described in Note 18, “Relationship with NBCU, Comcast and GE Equity” of the Notes to Consolidate Financial Statements included in our Annual Report on Form 10-K for fiscal 2015 filed with the SEC on April 1, 2016.

Director Relationships

We entered into a service agreement with Newgistics, Inc. (“Newgistics”) in fiscal 2004. Newgistics provides offsite customer returns consolidation and delivery services to us. Our Interim Chief Executive Officer, Robert Rosenblatt, is a member of the Newgistics Board of Directors. We made payments to Newgistics totaling approximately $4,517,000 during fiscal 2015.

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One of our directors, Thomas Beers, has a minority interest in one of our on air food suppliers. We have made inventory payments totaling $3,467,000 during fiscal 2015 to this supplier.

Related Person Transactions Approval Policy

In February 2007, our Board adopted a written related person transaction approval policy, which sets forth our Company’s policies and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the SEC. This policy applies to any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which we are a participant and in which a related person has a direct or indirect interest where such person’s interest in the transaction(s) involves at least $120,000 in value. In order for the transaction, arrangement or relationship to be subject to this policy, there must be a financial aspect to the transaction, which may, for example, involve payments between us and the related person or otherwise provides value to one of the parties.

Under the policy, a related person is any (1) person who is or was since the beginning of the last fiscal year an executive officer, director or nominee for election as a director of our Company; (2) greater than 5% beneficial owner of our common stock; or (3) immediate family member of the foregoing. Immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers-and fathers-in-law, sons- and daughters-in law, and brothers- and sisters-in-law and anyone residing in such person’s home, except for tenants or employees.

Prior to entering into any related person transaction, the Audit Committee of our Board must be presented with the relevant information about the proposed transaction in order for the committee to assess whether the related person transaction is beneficial to our Company and the proposed terms are fair to us. The committee is authorized to approve, deny, or approve subject to specified conditions, any related party transaction in its sole discretion. The policy also outlines certain factors that the Audit Committee may take into account in considering a related person transaction, and itemizes certain routine transactions which are exempt from the policy.

The types of routine transactions that are exempt from the Company’s related person transaction policy consist of:

•	any employment by the Company of an executive officer of the Company if (a) the related compensation is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K or (b) the executive officer is not an immediate family member of another executive officer, director or 5% or greater shareholder of the Company, the related compensation would be reported in the Company’s proxy statement under Item 402 of Regulation S-K if the executive officer was a “named executive officer,” and the Company’s Compensation Committee approved (or recommended that the Board approve) the compensation;

•	any compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K;

•	any transaction in which the related person’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro rata basis (e.g., dividends);

•	any transaction with another company at which a related person’s only relationship is as an employee (other than executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount does not exceed the greater of $1,000,000 or 2% of that company’s total annual revenues; and

•	any transaction with a related person involving services as a bank depositary of funds, transfer agent, registration, trustee under a trust indenture, or similar services.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our securities as of April 25, 2016 based on a total of 57,190,950 shares of common stock outstanding as of that date by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director, (iii) our Chief Executive Officer and our other NEOs, and (iv) all directors and executive officers as a group. Shareholders listed below possess sole voting and investment power with respect to their shares and have a mailing address of 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, unless otherwise indicated.

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Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned	Percent of Class
Non-Employee Directors:
Thomas D. Beers(1)	Common Stock	495,815	*
Landel C. Hobbs(2)	Common Stock	89,718	*
Lisa Letizio(3)	Common Stock	47,344	*
Lowell W. Robinson(4)	Common Stock	74,218	*
Bob Rosenblatt(5)	Common Stock	385,570	*
Fred R. Siegel(6)	Common Stock	75,570	*

Named Executive Officers:
Mark C. Bozek(7)	Common Stock	59,210	*
Timothy A. Peterman(8)	Common Stock	172,264	*
G. Russell Nuce(9)	Common Stock	34,966	*
Jean- Guillaume Sabatier(10)	Common Stock	256,924	*
Penelope G. Burnett(11)	Common Stock	5,000	*
William J. McGrath(12)	Common Stock	1,000	*
G. Robert Ayd	—	—	—
Michael A. Murray(13)	Common Stock	70,000	*

All directors and executive officers as a group (17 persons)(14)	Common Stock	2,021,232	3.49%

Other 5% or Greater Shareholders:
Cove Street Capital, LLC(15)	Common Stock	5,315,004	9.30%
2101 East El Segundo Boulevard
Suite 302
El Segundo, California 90245

Comcast Corporation(16)	Common Stock	7,141,849	12.49%
One Comcast Center
Philadelphia, PA 19103-2838

Cannell Capital LLC(17)	Common Stock	3,997,549	6.99%
P.O. Box 3459
150 East Hansen Avenue
Jackson, WY 83001-3459

GE Capital Equity Investments, Inc.(18)	Common Stock	3,545,049	6.20%
201 Merritt 7
Norwalk, CT 06851

* Represents less than 1% ownership.

(1)	Includes options to purchase and unvested shares granted totaling 52,570 that are presently exercisable or may become exercisable or vest within 60 days of April 25, 2016.
(2)	Includes options to purchase and unvested shares granted totaling 52,570 that are presently exercisable or may become exercisable or vest within 60 days of April 25, 2016.
(3)	Includes unvested shares granted totaling 24,344 that are presently exercisable or may become exercisable or vest within 60 days of April 25, 2016.
(4)	Includes options to purchase and unvested shares granted totaling 52,570 that are presently exercisable or may become exercisable or vest within 60 days of April 25, 2016.
(5)	Includes options to purchase and unvested shares granted totaling 72,570 that are presently exercisable or may become exercisable or vest within 60 days of April 25, 2016.
(6)	Includes options to purchase and unvested shares granted totaling 52,570 that are presently exercisable or may become exercisable or vest within 60 days of April 25, 2016.
(7)	Includes options to purchase shares totaling 31,860 that are presently exercisable or may become exercisable within 60 days of April 25, 2016.
(8)	Includes options to purchase shares totaling 10,264 that are presently exercisable or may become exercisable within 60 days of April 25, 2016.
(9)	Represents common shares beneficially owned as of April 25, 2016.
(10)	Includes options to purchase and unvested shares granted totaling 105,648 that are presently exercisable or may become exercisable or vest within 60 days of April 25, 2016.
(11)	Represents common shares beneficially owned as of April 25, 2016.

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(12)	Represents common shares beneficially owned as of April 25, 2016.

(13) Represents options to purchase shares totaling 70,000 that are presently exercisable or may become exercisable within 60 days of April 25, 2016.

(14) Includes options to purchase and unvested shares granted totaling 666,626 that are presently exercisable or may become exercisable or vest within 60 days of April 25, 2016.

(15)	Information with respect to Cove Street Capital, LLC and Jeffrey Bronchick, as a member of Cove Street Capital, LLC, is provided in reliance upon information included in a Schedule 13D filed on March 29, 2016.
(16)	Information with respect to Comcast Corporation (“Comcast”), for and on behalf of itself, and its consolidated subsidiaries, NBCUniversal, LLC (“NBCUniversal Holdings”) and NBCUniversal Media, LLC (“NBCUniversal” and together with Comcast and NBCUniversal Holdings, the “Reporting Persons”), is provided in reliance upon information included in a Schedule 13D filed on May 17, 2011, as supplemented by information included in a Form 8-K filed by Comcast on March 19, 2013 and Schedule 13D filed on April 29, 2016.
(17)	Information with respect to Cannell Capital LLC (“Cannell”), for and on behalf of itself, and its consolidated investment vehicles, Tonga Partners, L.P. (“Tonga”), Tristan Partners, L.P. (“Tristan”), the Tristan Offshore Fund Ltd. (“Tristan Offshore”) and the Cuttyhunk Fund II LLC (“Cuttyhunk”), is provided in reliance upon information included in a Schedule 13D/A filed on April 18, 2016.
(18)	Information with respect to GE Capital Equity Investments, Inc. (“GECEI”), General Electric Capital Corporation (“GE Capital”), together with General Electric Capital Services, Inc. (“GECS”) and General Electric Company (“GE”), is provided in reliance upon information included in a Schedule 13D/A filed on June 26, 2014, as supplemented by information included in a Schedule 13D/A filed on November 6, 2014, a Schedule 13D/A filed on November 19, 2014 and a Schedule 13D/A filed on August 18, 2015. GECEI and GE Capital, by virtue of its ownership of all the common stock of GECEI, have sole voting and dispositive power over the shares and GECS and GE disclaim beneficial ownership with respect to the shares. In an SEC filing made on August 18, 2015, GE Equity disclosed that on August 14, 2015, it and ASF Radio, L.P. (“ASF Radio”), an independent third party to the Company, entered into a Stock Purchase Agreement pursuant to which GE Equity agreed to sell 3,545,049 shares of the Company’s common stock, which is all of the shares GE Equity currently owns, to ASF Radio for $2.15 per share. According to the SEC filing, ASF Radio is an affiliate of Ardian, an independent private equity investment company. The closing of this sale occurred on April 29, 2016. In connection with the closing of this sale, the Shareholder Agreement between GE, NBCU and the Company was terminated and the Company and NBCU entered into a new Shareholder Agreement. See “Certain Relationships and Related Transactions” in this proxy statement for further details.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 and the regulations promulgated thereunder require directors and certain officers and persons who own more than ten percent of any class of our voting securities to file reports of their ownership of our common stock and changes in their ownership with the Securities and Exchange Commission. Based on a review of reports filed by these reporting persons and written representations by our directors and executive officers, we believe that all of our directors, executive officers and persons who own more than ten percent of any class of our voting securities complied with all filing requirements applicable to them during fiscal 2015, except one late report relating to one transaction each was filed by each of Thomas D. Beers, John D. Buck, Ronald L. Frasch, Landel C. Hobbs, Michael A. Murray, G Russell Nuce, Lowell W. Robinson and Robert Rosenblatt.

DEADLINE FOR RECEIPT OF SHAREHOLDER

PROPOSALS FOR 2016 ANNUAL MEETING

The deadline for our receipt of any shareholder proposals intended to be presented at our 2017 Annual Meeting of Shareholders and included in the proxy statement for that meeting is January 12, 2017. The inclusion of any shareholder proposals in those proxy materials is subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, including Rule 14a-8.

In addition, Sections 3.2 and 4.3 of the Company’s By-Laws contain advance notice provisions requiring that, if a shareholder wants to present a proposal or nominate directors at our 2017 Annual Meeting of Shareholders (whether or not to be included in the proxy statement), the shareholder must provide timely written notice thereof in accordance with the By-Laws. In order to be timely, the notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than March 23rd, 2017 nor earlier than February 21, 2107. The By-Laws set forth detailed information that must be submitted with any shareholder proposal or director nomination. In the event that the date of the 2017 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary date of the 2016 Annual Meeting, however, notice by the shareholder must be delivered, or mailed and received, not later than the 90th day prior to the 2017 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of the 2017 Annual Meeting is first made. A copy of the full text of the By-Laws may be obtained by writing to the attention of our Corporate Secretary at the address below.

Written copies of all shareholder proposals should be sent to EVINE Live Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Secretary.

ANNUAL REPORT AND AVAILABLE INFORMATION

Our annual report containing audited financial statements for our fiscal years ended January 30, 2016 and January 31, 2015 accompanies this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material. Our Internet website address is www.evine.com. We make our periodic and current reports, together with amendments to these reports, available on our Internet website, free of charge, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. You may access such filings under the “Investor Relations” button on our website. Members of the public may also read and copy any materials we file with, or furnish to, the SEC at its Public Reference Room at 100 F Street, NE, Washington, DC 20549. To obtain information on the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330. The SEC maintains an Internet site at www.sec.gov that contains the reports, proxy statements and other information that we file electronically with the SEC. The information on our Internet website is not incorporated by reference into this proxy statement. Our common stock trades on the NASDAQ Stock Market under the symbol “EVLV.”

Shareholders may obtain free of charge a copy of our latest annual report (without exhibits) as filed with the SEC by writing to: EVINE Live Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Secretary or calling (952) 943-6000. In addition, all of our public filings, including our annual report, can be found free of charge on the SEC’s website at www.sec.gov.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

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Broadridge Financial Solutions, Inc. may be “householding” our proxy materials. A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. “Householding” will continue until you are notified otherwise or until you notify Broadridge or us that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify Broadridge, (2) direct your written request to: EVINE Live Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Investor Relations or (3) contact our Investor Relations department by telephone at (952) 943-6000. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact Broadridge. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This proxy statement may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as anticipate, believe, estimate, expect, intend, predict, hope, should, plan, will or similar expressions. Any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. These statements are based on management's current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer preferences, spending and debt levels; the general economic and credit environment; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales; pricing and gross sales margins; the level of cable and satellite distribution for our programming and the associated fees or estimated cost savings from contract negotiations; our ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom we have contractual relationships, and to successfully manage key vendor relationships and develop key partnerships and proprietary and exclusive brands; our ability to manage our operating expenses successfully and our working capital levels; our ability to remain compliant with our credit facilities covenants; our ability to successfully transition our brand name and corporate name; customer acceptance of our new branding strategy and our repositioning as a digital commerce Company; the market demand for television station sales; changes to our management and information systems infrastructure; challenges to our data and information security; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting our operations; significant public events that are difficult to predict, or other significant television-covering events causing an interruption of television coverage or that directly compete with the viewership of our programming; our ability to obtain and retain key executives and employees; our ability to attract new customers and retain existing customers; changes in shipping costs; our ability to offer new or innovative products and customer acceptance of the same; changes in customer viewing habits or television programming; and the risks identified under “Risk Factors” in our recently filed Form 10-K and any additional risk factors identified in our periodic reports since the date of such Form 10-K. More detailed information about those factors is set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. We are under no obligation (and expressly disclaim any such obligation) to update or alter the Company’s forward-looking statements whether as a result of new information, future events or otherwise.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If other matters are properly presented at the Annual Meeting and you are a shareholder of record and have submitted a completed proxy card or voting instruction form, the persons named as proxies in such proxy card or voting instruction form will vote your shares in accordance with their discretion.

No appraisal or dissenters’ rights will be available to EVINE shareholders in connection with the proposals to be considered at the Annual Meeting.

By Order of the Board of Directors

Damon E. Schramm

Senior Vice President, General Counsel and Secretary

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Appendix A

EVINE Live InC.

and

WELLS FARGO BANK, N.A.

as Rights Agent

SHAREHOLDER RIGHTS PLAN

Dated July 13, 2015

Exhibit A – Certificate of Designation, Preferences and Rights

Exhibit B – Form of Right Certificate

Exhibit C – Form of Summary of Rights

-i-

SHAREHOLDER RIGHTS PLAN (this “Plan”), dated July 13, 2015, between EVINE Live, Inc., a Minnesota corporation (the “Company”), and Wells Fargo Bank, N.A., a national banking association, as Rights Agent (the “Rights Agent”).

WITNESSETH:

WHEREAS, the Company has generated substantial operating losses and other tax attributes in previous years which, under the Internal Revenue Code of 1986, as amended (the “Code”) and rules promulgated by the Internal Revenue Service, the Company may in certain circumstances use to offset current and future earnings and thus reduce its future federal income tax liability (subject to certain requirements and restrictions); and

WHEREAS, if the Company experiences an Ownership Change, as defined in Section 382 of the Code and the Treasury Regulations thereunder and any successor or replacement provisions (“Section 382”), its ability to use the Tax Attributes (as hereinafter defined) could be substantially limited or lost altogether; and

WHEREAS, the Company desires to avoid an Ownership Change and, in furtherance of such objective, the Company wishes to enter into this Plan; and

WHEREAS, on July 10, 2015, a duly authorized committee of the Board of Directors of the Company (the “Board”) (i) authorized and declared a dividend of one right (a “Right”) for each share of the common stock, par value $0.01 per share, of the Company outstanding as of the Close of Business (as defined herein) on July 23, 2015 (the “Record Date”), and authorized the issuance of the Rights as of the Record Date, each Right representing the right to purchase one one-thousandth of a share of Series A Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company having the voting powers, designation, preferences and relative rights described in the Certificate of Designation, Preferences and Rights attached hereto as Exhibit A (each one one-thousandth of a share, a “Unit”, and such shares of preferred stock, “Preferred Stock”), and (ii) further authorized the issuance of one Right with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (each as defined herein) (or thereafter in accordance with Section 21), all upon the terms and subject to the conditions hereafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

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Section 1.          Definitions.

For purposes of this Plan, the following terms shall have the meanings indicated:

“Acquiring Person” means any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, as calculated herein, but shall not include:

(i)          the Company;

(ii)         any Subsidiary of the Company;

(iii)        any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, any Person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan;

(iv)        any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);

(v)         any Person who the Board determines prior to the time such Person would otherwise be an Acquiring Person, should be permitted to become the Beneficial Owner of up to a number of the shares of Common Stock determined by the Board (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such Person acquires Beneficial Ownership of shares of Common Stock of the Company in excess of the Exempted Number (other than pursuant to a stock split, stock dividend or similar transaction) in which case such Person shall be an Acquiring Person; provided, however, that the Board may make such exemption subject to such conditions, if any, which the Board may determine;

(vi)        any Person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of this Plan, unless and until such Person, or any Affiliate of such Person, acquires Beneficial Ownership of any additional shares of Common Stock of the Company after the first public announcement by the Company of the adoption of this Plan (other than pursuant to a stock split, stock dividend or similar transaction), in which case such Person shall be an Acquiring Person;

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(vii)       any Person who as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company Beneficially Owned by such Person to 4.99% or more of the shares of Common Stock of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding by reason of acquisition of shares by the Company and shall, after the first public announcement by the Company of such share acquisitions by the Company, become the Beneficial Owner of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Common Stock of the Company and immediately thereafter be the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, then such Person shall be an Acquiring Person; or

(viii)      any Person who inadvertently becomes an Acquiring Person, so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment to promptly divest, and thereafter promptly divests Beneficial Ownership of sufficient shares of Common Stock of the Company so that such Person ceases to be an Acquiring Person;

provided, however, that no Person shall be an Acquiring Person if the Board shall have affirmatively determined, prior to or after the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person, unless and until such Person shall again become an Acquiring Person.

In determining whether a Person owns 4.99% or more of the shares of Common Stock of the Company then outstanding, for all purposes of this Plan, all of the Common Stock of the Company Beneficially Owned by such Person shall be taken into account in the numerator and only the Common Stock of the Company then outstanding shall be taken into account in the denominator. Without limiting the foregoing, any Person (other than a “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2(ii)) shall be treated as the Beneficial Owner of 4.99% or more shares of the Common Stock of the Company then outstanding if, in the determination of the Board, that Person would be treated as a “5-percent shareholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382).

“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

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“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan, and to the extent not included within the foregoing clause of this Section, shall also include, with respect to any Person, any other Person whose Common Stock would be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such first Person or owned by a single “entity” pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

A Person shall be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would reasonably be expected to result in the rights, options or warrants being treated as exercised on the date of their acquisition or transfer under Section 382;

(ii) the beneficial ownership of which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options or other rights (including, without limitation, within the meaning of Section 382) (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

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(iii) of which any other Person is the Beneficial Owner, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person’s Affiliates or Associates) with respect to acquiring, holding, voting or disposing of any securities of the Company; or

(iv) to the extent not included within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person would be deemed to constructively or otherwise own, or which would otherwise be aggregated with shares owned or beneficially owned by such Person, for purposes of Section 382;

provided, however, that (i) a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; (ii) nothing in this definition will cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case; and (iii) subject to clause (iv), above, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any securities if (i) such securities would not be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such Person, and (ii) such securities would not be deemed constructively or otherwise owned by a single “entity”, in each case, for purposes of Section 382.

“Board” shall have the meaning set forth in the recitals.

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“Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 P.M. New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

“Common Stock,” when used with reference to the Company, shall mean the common stock (presently $0.01 par value per share) of the Company. “Common Stock”, when used with reference to any Person other than the Company, shall mean shares of the capital stock with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the entity which ultimately controls such first-mentioned Person. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) are entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, have the power to remove the general partner or partners.

“Code” shall have the meaning set forth in the preamble.

“Company” shall have the meaning set forth in the preamble.

“Current Market Price” shall have the meaning set forth in Section 11(d).

“Current Value” shall have the meaning set forth in Section 11(a)(iii).

“Distribution Date” shall have the meaning set forth in Section 3(a).

“Equivalent Preferred Securities” shall have the meaning set forth in Section 11(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

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“Expiration Date” shall mean the earliest of (i) the date on which all of the Rights are redeemed as provided in Section 22, (ii) the date on which the Rights are exchanged as provided in Section 23, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for the Company’s Tax Attributes similar to that provided by this Plan, (iv) the Close of Business on the effective date of the repeal of Section 382 (but excluding the repeal or withdrawal of any Treasury Regulations thereunder), or any other change, if the Board determines that this Plan is no longer necessary or desirable for the preservation of Tax Attributes, (v) the date on which the Board determines that the Tax Attributes have been applied within the meaning of Section 382 and that this Plan is no longer necessary to preserve the Tax Attributes, (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Attributes may be carried forward, (vii) the Close of Business on the earlier of the first anniversary of the date of the Plan or the date of the final adjournment of the Company’s 2016 annual meeting of shareholders, if the Plan shall not have been approved by holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy at a meeting of shareholders of the Company, and (viii) the Close of Business on the date of the final adjournment of the third annual meeting of shareholders following the last annual meeting of shareholders of the Company at which this Plan was most recently approved by a holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy at such meeting of shareholders of the Company, unless the Plan is re-approved by holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy at such third annual meeting of shareholders of the Company.

“Final Expiration Date” shall mean the tenth anniversary of the date of the Plan.

“NASDAQ” shall mean the NASDAQ Stock Market or any of its listing venues.

“NYSE” shall mean the New York Stock Exchange.

“Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate or other entity, and includes without limitation an unincorporated group of individuals who, by formal or informal agreement or arrangement (whether or not in writing), have embarked on a common purpose or act.

7

“Preferred Stock” shall have the meaning set forth in the recitals.

“Purchase Price” shall have the meaning set forth in Section 7(b).

“Record Date” shall have the meaning set forth in the recitals.

“Redemption Price” shall have the meaning set forth in Section 22(a).

“Right” shall have the meaning set forth in the preamble.

“Rights Agent” shall have the meaning set forth in the preamble.

“Right Certificate” shall have the meaning set forth in Section 3(a).

“Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii).

“Section 382” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Share Equivalents” shall have the meaning set forth in Section 11(a)(iii).

“Stock Acquisition Date” shall mean the first date of a public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such; provided that, if such Person is determined by the Board not to be or have become an Acquiring Person, then no Stock Acquisition Date shall be deemed to have occurred.

“Subsidiary” of a Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect or appoint a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

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“Summary of Rights” shall have the meaning set forth in Section 3(b).

“Tax Attributes” shall mean the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or its Subsidiaries.

“Trading Day” shall have the meaning set forth in Section 11(d)(i).

“Triggering Event” shall mean any Section 11(a)(ii) Event.

“Unit” shall have the meaning set forth in the recitals.

Section 2.          Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions of this Plan, and the Rights Agent hereby accepts this appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agents and any co-Rights Agents shall be as the Company shall determine. No Rights Agent shall have a duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-Rights Agent.

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Section 3.          Issuance of Right Certificates.

(a)       Until the Close of Business on the earlier to occur of (i) the tenth calendar day after the Stock Acquisition Date or (ii) the tenth calendar day (or such later time as determined by the Board but in no event later than the time such Person becomes an Acquiring Person) after the date of the commencement by any Person of a tender or exchange offer, upon the successful consummation of which such Person, together with its Affiliates and Associates, would be an Acquiring Person (irrespective of whether any shares are actually purchased pursuant to such offer), or in the case of clause (ii) such later date specified by the Board which date shall not be later than the date specified in clause (i) (the earliest of such dates being referred to herein as the “Distribution Date”), (x) the Rights will be evidenced by the certificates for the shares of Common Stock of the Company registered in the names of the holders of the shares of Common Stock of the Company (which certificates for shares of Common Stock of the Company shall be deemed also to be certificates for Rights) or, with respect to shares of Common Stock of the Company not represented by certificates, the Rights related thereto will be evidenced by the notation on the records of the Company representing these shares, and, in each case, not by separate certificates, (y) the registered holders of shares of Common Stock of the Company shall also be the registered holders of the associated Rights, and (z) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of Common Stock of the Company (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will, if requested to do so by the Company and provided with all necessary information, send, by first-class, postage prepaid mail, to each record holder of shares of Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of the holder shown on the records of the Company, a certificate in substantially the form of Exhibit B (the “Right Certificate”) evidencing the Rights underlying the shares of Common Stock of the Company so held. As of and after the Distribution Date, the Rights will be evidenced solely by the Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until this notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b)       Upon request of any holder of record of a Right, the Company will send a copy of this Agreement and a copy of the Summary of the Terms of the Rights, substantially in the form attached hereto as Exhibit C (the “Summary of Rights”), by postage prepaid mail, to the holder.

(c)       Until the Distribution Date (or, if earlier, the Expiration Date or Final Expiration Date), the surrender for transfer of any certificate for shares of Common Stock of the Company shall also constitute the surrender for transfer of the Rights associated with the shares of Common Stock represented thereby and the transfer of shares of Common Stock on the records of the Company shall also constitute the transfer of the Rights associated with the shares.

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(d)       Certificates issued for shares of Common Stock of the Company (including, without limitation, certificates issued upon transfer or exchange of shares of Common Stock of the Company) after the Record Date, but prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date, shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder to certain Rights as set forth in a Shareholder Rights Plan between EVINE Live Inc., and Wells Fargo Bank, N.A., as Rights Agent, dated July 13, 2015, as from time to time amended, extended or renewed (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of EVINE Live Inc.. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. EVINE Live Inc. will mail to the holder of record of this certificate a copy of the Plan, without charge, within ten Business Days after receipt of a written request therefor. Under certain circumstances, as provided in the Plan, Rights issued to or beneficially owned by Acquiring Persons or their Associates or Affiliates (as defined in the Plan) or any purported subsequent holder of such Rights will become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

The failure to print the foregoing legend on any such certificate representing shares of Common Stock of the Company or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

Section 4.          Form of Right Certificates; Notice to Rights Agent as to Acquiring Person.

(a)       The Right Certificates (and the forms of election to purchase shares and forms of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which do not affect the duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates evidencing the Rights, whenever issued, on their face shall entitle the holders thereof to purchase, for each Right, one Unit, at the Purchase Price, but the number and type of shares or other property holders thereof shall be entitled to purchase and the Purchase Price shall be subject to adjustment as provided in this Plan.

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(b)       Notwithstanding any other provision of this Plan, any Right Certificate that represents Rights that may be or may have been at any time on or after the Distribution Date beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (or any purported transferee of such Rights) may have impressed on, printed on, written on or otherwise affixed to it the following legend:

The beneficial owner of the Rights represented by this Right Certificate may be an Acquiring Person or an Affiliate or Associate (as defined in the Shareholder Rights Plan between EVINE Live Inc., and Wells Fargo Bank, N.A., as Rights Agent, dated July 13, 2015 (the “Plan”)) of an Acquiring Person or a subsequent holder of a Right Certificate beneficially owned by such Persons. Accordingly, under certain circumstances as provided in the Plan, this Right Certificate and the Rights represented hereby will be null and void.

The provisions of this Plan shall be operative whether or not the foregoing legend is imprinted on any such Right Certificate. The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person.

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Section 5.          Countersignature and Registration.

(a)       The Right Certificates shall be signed on behalf of the Company by the Chief Executive Officer, Chief Financial Officer, Chief Strategy Officer or any Vice President of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary, Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, manually, or where permitted, in facsimile, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, the Right Certificates nevertheless may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed the Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign the Right Certificate, although at the date of the execution of this Plan any such person was not such an officer.

(b)       Following the Distribution Date and receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept books for registration and transfer of the Right Certificates issued hereunder. The books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates, and the certificate numbers for each of the Right Certificates.

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Section 6.          Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)       Subject to the provisions of Sections 4(b), 7(e) and 13(b), at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates may be (a) transferred or (b) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Units (and/or other securities or property, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the office of the Rights Agent designated for this purpose with the form of assignment on the reverse side thereof duly endorsed (or enclose with such Right Certificate a written instrument of transfer in a form satisfactory to the Company and the Rights Agent, duly executed by the registered holder thereof or the registered holder’s attorney duly authorized in writing), and with all signatures duly guaranteed. Any registered holder desiring to split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Thereupon the Rights Agent shall countersign (by manual or, where permitted, facsimile signature) and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holder of a Right Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action under this Section 6 unless and until the Rights Agent is reasonably satisfied that all such taxes and/or charges have been paid.

(b)       Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver to the Rights Agent a new Right Certificate of like tenor for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Without limiting the foregoing, the Company may require the owner of any lost, stolen or destroyed Right Certificate, or his legal representative, to give the Company a bond sufficient to indemnify the Company against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Right Certificate or the issuance of any such new Right Certificate.

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Section 7.          Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)       Subject to Section 7(e) or as otherwise provided in this Plan, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole at any time or in part from time to time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the Rights Agent at the office of the Rights Agent designated for such purposes together with payment of the Purchase Price (defined below), or portion thereof, as applicable, with respect to each Unit or Units (and/or other securities or property in lieu thereof) as to which the Rights are exercised, subject to adjustment as hereinafter provided, at or prior to the earlier of the Expiration Date and the Final Expiration Date

(b)       The purchase price shall initially be $9.00 for each Unit issuable pursuant to the exercise of a Right. The purchase price and the number of Units (and/or other securities or property, as the case may be) to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11. (The purchase price, after giving effect to any adjustments, shall be referred to as the “Purchase Price.”) The Purchase Price shall be payable in lawful money of the United States of America, in accordance with Section 7(c).

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(c)       Except as provided in Sections 7(d) and 7(e), upon receipt of a Right Certificate with the form of election to purchase duly executed, accompanied by payment of the Purchase Price, or the applicable portion thereof, for the Units (and/or other securities or property, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge, by cash, certified check or official bank check payable to the order of the Company or the Rights Agent, the Rights Agent shall thereupon promptly (i) (A) requisition from the Company or any transfer agent for the Units, certificates for the number of Units so elected to be purchased, and the Company will comply and hereby authorizes and directs the transfer agent to comply with all such requests or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Preferred Stock underlying the Units issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing the number of Units as are to be purchased (in which case certificates for the shares of Preferred Stock underlying the Units represented by the receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 13(b) and (iii) promptly after receipt of the Units certificates or depositary receipts, as the case may be, cause the same to be delivered to or upon the order of the registered holder of the Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt promptly deliver the cash to or upon the order of the registered holder of the Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Rights Agent shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through (iii), as applicable, and the Company shall otherwise make all arrangements necessary so that those other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Plan. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return the Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the Rights represented by the Right Certificate no longer include the rights provided by Section 11(a)(ii) and, if less than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii). In case the holder of any Rights Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of the Rights Certificate or the holder’s duly authorized assigns, subject to the provisions of Section 13(b).

(d)       Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

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(e)       Notwithstanding anything in this Plan to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Affiliate or Associate thereof, (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives those Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in the Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of those Rights shall have any rights whatsoever with respect to those Rights, whether under any provision of this Plan or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use best efforts to insure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

Section 8.          Cancellation and Destruction of Right Certificates.

All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy the cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

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Section 9.          Reservation and Availability of Shares of Preferred Stock.

(a)       The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares of Preferred Stock not reserved for another purpose or shares of Preferred Stock not reserved for another purpose held in its treasury, the number of Units that, as provided in this Plan, will be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the Company shall not be required to reserve and keep available Units sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Sections 11(a)(ii) or 11(a)(iii) unless, and only to the extent that, the Rights become exercisable pursuant to such adjustments.

(b)       The Company shall (i) use its best efforts to cause, from and after the Distribution Date, the Rights and all Units (and/or following the occurrence of a Triggering Event, shares of Common Stock of the Company or other securities, as the case may be) issued or reserved for issuance upon exercise thereof to be listed or admitted to trading on the NYSE, NASDAQ or another national securities exchange, and (ii) if then necessary to permit the offer and issuance of such Units, shares of Common Stock of the Company and/or other securities, as the case may be, register and qualify such Units (or shares of Common Stock of the Company or other securities, as the case may be) under the Securities Act and any applicable state securities or “blue sky” laws (to the extent exemptions therefrom are not available), cause the related registration statement and qualifications to become effective as soon as possible after filing and keep such registration statement and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the expiration of the 60-day period referred to in Section 11(a)(ii), the Expiration Date or the Final Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(b) and give the Rights Agent a copy of such announcement. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not otherwise be permitted under applicable law or a registration statement under the Securities Act (if required) shall not have been declared effective.

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(c)       The Company covenants and agrees that it will take all such action as may be necessary to insure that all Units (or shares of Common Stock or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Units (or shares of Common Stock of the Company or other securities) subject to payment of the Purchase Price (or the applicable portion thereof) in respect thereof, be duly and validly authorized and issued and fully paid and nonassessable Units (and/or shares of Common Stock and other securities, as the case may be) in accordance with applicable law.

(d)       The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Units (or shares of Company Stock of the Company or other securities or property, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for Units (or shares of Common Stock of the Company or other securities or property, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company shall not be required to issue or deliver a Right Certificate or certificate for Units (and/or shares of Common Stock of the Company or other securities or property, as the case may be) to a Person other than the registered holder until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

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Section 10.        Securities Issuable Upon Exercise. Each Person in whose name any certificate for Units (or shares of Common Stock of the Company or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Units (or shares of Common Stock or other securities, as the case may be) represented thereby on, and the certificate shall be dated, the date upon which the Right Certificate evidencing these Rights was duly surrendered and payment of the Purchase Price, or the applicable portion thereof (and any applicable taxes and governmental charges), was made; provided, however, that if the date of such presentation and payment is a date upon which the transfer books for the Units (or shares of Common Stock of the Company or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such Units (or shares of Common Stock of the Company or other securities) on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books for the Units (or shares of Common Stock of the Company or other securities) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Right shall be exercisable, including without limitation the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.        Adjustments to Number and Kind of Securities or Other Property, Number of Rights or Purchase Price.

The number and kind of securities or other property subject to purchase upon the exercise of each Right, the number of Rights outstanding and the Purchase Price are subject to adjustment from time to time as provided in this Section 11.

(a)       (i)          In the event that the Company shall at any time after the date of this Plan (A) declare or pay any dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for the dividend or of the effective date of the subdivision, split, combination, consolidation or reclassification, and the number of Units and the number and kind of other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number of Units and/or the number and kind of other securities as the case may be, which, if the Right had been exercised immediately prior to such date, whether or not such Right was then exercisable, and at a time when the transfer books for the Preferred Stock (or other capital stock, as the case may be) of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of the dividend, subdivision, split, combination consolidation or reclassification. If an event occurs which would require an adjustment under both Sections 11(a)(i) and 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

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(ii)     In the event any Person at any time becomes an Acquiring Person (this event being referred to as a “Section 11(a)(ii) Event”), then, subject to Sections 22(a) and 23, and except as otherwise provided in Section 7(e), each holder of a Right shall, for a period of sixty days (or such longer period as may be established by the Board) after the later of the occurrence of any such event and the effective date of an appropriate registration statement under the Securities Act pursuant to Section 9, have a right to receive for each Right, upon exercise thereof in accordance with the terms of this Plan and payment of the Purchase Price (or the applicable portion thereof) such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of Units for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (whether or not such right was then exercisable), and (y) dividing that product by 50% of the Current Market Price per shares of Common Stock of the Company on the date of such first occurrence (such number of shares of Common Stock is called the “Adjustment Shares”); provided, however, that the Purchase Price and the number of Adjustment Shares shall be further adjusted as appropriate to reflect any stock split, stock dividend or similar transaction, or as provided in this Agreement to reflect any other events, occurring after the date of such first occurrence; and provided, further, that in connection with any exercise effected pursuant to this Section 11(a)(ii), the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock of the Company that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the total number of shares of Common Stock of the Company then outstanding. If a holder would, but for the previous clause, be entitled to receive a number of shares of Common Stock of the Company (such shares, the “Excess Flip-In Shares”), in lieu of receiving such Excess Flip-In Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of Common Stock of the Company on the date of the occurrence of a Section 11(a)(ii) Event multiplied by the number of Excess Flip-In Shares that would otherwise have been issuable to such holder.

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(iii)    In the event that the number of shares of Common Stock of the Company which are authorized by the Company’s articles of incorporation but not outstanding and which are not reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights for shares of Common Stock of the Company in accordance with Section 11(a)(ii) and the Rights shall become so exercisable, to the extent permitted by applicable laws, each Right shall thereafter represent the right to receive, upon exercise thereof at the Purchase Price, (x) a number of shares of Common Stock of the Company (up to the maximum number of shares of Common Stock of the Company which may be permissibly issued), and (y) a number Units so that, when added together, the numbers in clauses (x) and (y) equal the number of Adjustment Shares. In the event the number of shares of Common Stock and Preferred Stock which are authorized by the Company’s articles of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is insufficient to permit the exercise in full of the Rights in accordance with the prior sentence and the Rights shall become so exercisable, to the extent permitted by applicable law, the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and that value shall be conclusive for all purposes; and (B) with respect to each Right, upon exercise of such Right, issue shares of Common Stock of the Company and Units to the extent available for the exercise in full of such Right and, to the extent shares of Common Stock or Units are not so available, make adequate provision to substitute for the Adjustment Shares not received upon exercise of such Right: (1) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to the shares of Common Stock of the Company, are deemed in good faith by the Board to have substantially the same value as one share of Common Stock of the Company (such shares are herein called “Share Equivalents”) and whose determination shall be conclusive for all purposes); (2) debt securities of the Company; (3) other assets; (4) cash; or (5) any combination of the foregoing determined by the Board, having a value which, when added to the value of the number of the shares of Common Stock of the Company and Units actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized independent investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver shares of Common Stock, Units and Share Equivalents pursuant to Section 11(a)(ii), the prior sentence of this paragraph and clause (B) above within 50 days following the Stock Acquisition Date, then, to the extent permitted by applicable law, the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), Units or Share Equivalents and then, if necessary, cash, debt securities, or other assets (in that order) which shares, units, cash, debt securities and/or assets have an aggregate value equal to the excess of the Current Value over the Purchase Price, and provided, further, that the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive equity securities under this Section 11(a)(iii) to the extent the Company determines the receipt thereof could limit the Company’s ability to utilize the Tax Attributes. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock, Units or Share Equivalents could be authorized for issuance upon exercise in full of the Rights, the 50 day period set forth above may be extended to the extent necessary, but not more than 120 days after the Stock Acquisition Date, in order that the Company may seek shareholder approval for the authorization of such additional shares or Shares Equivalents (such 50 day period, as it may be extended, is called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the foregoing provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that this action shall apply uniformly to all outstanding and exercisable Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the foregoing provisions of this Section 11(a)(iii) and, if necessary, to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with a prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Unit, each share of Common Stock of Company and the per share or unit value of any Share Equivalent shall be deemed to equal the Current Market Price of a share of Common Stock of the Company thereof as of the Stock Acquisition Date.

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(b)          In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after this record date) shares of Preferred Stock and/or securities having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Securities”) or securities convertible into Preferred Stock or Equivalent Preferred Securities at a price per share of Preferred Stock or per unit of Equivalent Preferred Securities (or having a conversion price per share or unit, if a security convertible into Preferred Stock or Equivalent Preferred Securities) less than the Current Market Price per share of Preferred Stock on the record date, the Purchase Price to be in effect after the record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or units of Equivalent Preferred Securities (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at that Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or units of Equivalent Preferred Securities to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case the subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of the non-cash consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and units of Equivalent Preferred Securities owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. This adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if the record date had not been fixed.

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(c)          In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation, merger or share exchange in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on the record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. These adjustments shall be made successively whenever such a record date is fixed; and in the event that the distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

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(d)          (i)          For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), and subject to Section 11d(ii), the “Current Market Price” per share of stock or unit of other securities on any date shall be deemed to be the average of the daily closing prices per share of such stock or unit of other securities for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Current Market Price per share of any stock or unit of other securities is determined during a period following the announcement by the issuer of that stock or other security of (i) any dividend or distribution on such stock or other securities (other than a regular quarterly cash dividend and other than the Rights), or (ii) any subdivision, split, combination or reclassification of that stock or other securities, and prior to the expiration of the requisite 30 Trading Day period, the ex-dividend date for the dividend or distribution, or the record date for the subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of securities listed or admitted to trading on the NYSE or NASDAQ or, if the shares of stock or units of any other securities are not listed or admitted to trading on the NYSE or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of other securities listed on the principal national securities exchange on which the shares of stock or units of other securities are listed or admitted to trading or, if the shares of stock or units of other security are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotations System or any other system then in use, or, if on any such date the shares of such stock or units of such other security are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such stock or other securities selected by the Board; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such securities is a non-U.S. securities exchange, then the closing price for each day shall be determined by using the customary convention for determining the closing price of a security on such exchange as determined by the Board (in which event the exchange rate of the relevant currency into U.S. dollars for each Trading Day (as defined below) shall be determined by the Board). The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of such stock or units of other securities are listed or admitted to trading is open for the transaction of business or, if the shares of such stock or other units of such security are not listed or admitted to trading on any national securities exchange, a Business Day; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such security is a non-U.S. securities exchange, then “Trading Day” shall mean a day on which such non-U.S. securities exchange is open for the transaction of business. Subject to Section 11(d)(ii) with respect to Units, if such stock or unit of other securities is not publicly held or not so listed, traded or quoted, “Current Market Price” per share or other unit of such securities shall mean the fair value per share of stock or other unit of such securities as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

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(ii)         For the purpose of any computation hereunder, the “Current Market Price” per Unit shall be determined in the same manner as set forth above in paragraph (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per Unit cannot be determined in the manner provided above because the Units are not publicly held, listed or traded or quoted in a manner described in paragraph (i) of this Section 11(d), the “Current Market Price” per Unit shall be conclusively deemed to be an amount equal to the Current Market Price per share of the Common Stock of the Company. If neither the shares of Common Stock of the Company nor the Units are listed or traded or quoted as described in Section 11(d)(i), “Current Market Price” per share thereof shall mean the fair value per share of Common Stock of the Company as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)          Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest thousandth of a Unit or share of Common Stock or any other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment, or (ii) the Final Expiration Date.

(f)           If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Units, thereafter the number of the other securities so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock and/or Units contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m), and the provisions of Sections 7, 9, 10 and 13 with respect to the shares of Preferred Stock and/or Units shall apply on like terms to any such other shares.

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(g)          All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units (and/or other securities) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)          Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units (calculated to the nearest one-thousandth) equal to the quotient obtained by (i) multiplying (x) the number of Units covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)           The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of Units for which a Right may be exercised, to adjust the number of Rights, in lieu of any adjustment in the number of Units purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Units for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any date thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to the registered holders of Right Certificates on the record date Right Certificates evidencing, subject to Section 13, the additional Rights to which the holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such registered holders in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the registered holders of Right Certificates on the record date specified in the public announcement.

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(j)           Irrespective of any adjustment or change in the Purchase Price or the number of Units issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units which were expressed in the initial Right Certificates issued hereunder.

(k)          Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, attributable to the Units, shares of Common Stock or other securities issuable upon exercise of the Rights, the Company shall use best efforts to take any corporate action, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Units, shares of Common Stock or other securities at such adjusted Purchase Price.

(l)           In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the Units and/or other securities of the Company, if any, issuable upon such exercise over and above the Units and/or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive the additional Units and/or other securities upon the occurrence of the event requiring such adjustment.

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(m)         Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock or Common Stock, (ii) issuance wholly for cash of any shares of Preferred Stock or Common Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Common Stock, Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock or Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock or Preferred Stock, shall not be taxable to such shareholders.

(n)          The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 22, Section 23 or Section 26, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(o)          Anything in this Plan to the contrary notwithstanding, in the event that at any time after the date of this Plan and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the shares of Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision or split the outstanding shares of Common Stock of the Company into a greater number of shares of Common Stock of the Company or (iii) combine or consolidate the outstanding shares of Common Stock of the Company into a small number of shares or effect a reverse split of the outstanding shares of Common Stock of the Company, then in any such case, each share of Common Stock outstanding following payment of such dividend, such subdivision, split, combination, consolidation or issuance shall continue to have one Right (as adjusted as otherwise provided herein) associated therewith and the Purchase Price following any such event shall be proportionately adjusted to equal the result obtained by multiplying the Purchase Price immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock of the Company outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock of the Company outstanding immediately following the occurrence of such event. The adjustment provided for in the preceding sentence shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

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Section 12.          Certification of Adjustments. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth the adjustment and a brief statement of facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the shares of Common Stock and Preferred Stock a copy of the certificate, and (c) if a Distribution Date has occurred, mail or cause the Rights Agent to mail a brief summary thereof to each registered holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of record of shares of Common Stock) in accordance with Section 25. Notwithstanding the foregoing sentence, the failure of the Company to prepare such certificate or statement or make such filings or mailings shall not affect the validity of, or the force or effect of, the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any certificate prepared by the Company pursuant to Section 11 and shall have no duty with respect to any adjustment therein contained. Any adjustment to be made pursuant to Section 11 shall be effective as of the date of the event giving rise to the adjustment.

Section 13.           Fractional Rights and Fractional Shares.

(a)          The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. Units may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that the agreement shall provide that the holders of the depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Units represented by the depositary receipts. In lieu of such fractional Rights, there may be paid to the holders of record of the Right Certificates with regard to which the fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then Current Market Value of a whole Right.

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(b)          The Company shall not be required to issue fractions of Units or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Units or other securities. In lieu of issuing fractions of Units or other securities, there may be paid to the registered holders of Right Certificates at the time the Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the then Current Market Value of a Unit or other securities, as the case may be.

(c)          The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or fractional Unit or other fractional securities (other than the fractional shares of Preferred Stock represented by Units) upon exercise of a Right.

Section 14.           Rights of Action. All rights of action in respect of this Agreement, except those rights of action vested in the Rights Agent pursuant to Sections 17 and 19, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, any shares of Common Stock), may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, its right to exercise the Rights evidenced by the Right Certificate in the manner provided in the Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

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Section 15.           Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)          prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of Common Stock of the Company;

(b)          from and after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates contained therein duly executed;

(c)          subject to Section 6 and Section 7(e), the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent or the transfer agent of the shares of Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)          notwithstanding anything in this Agreement to the contrary, neither the Company, its directors, officers, employees and agents nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or by reason of any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

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Section 16.           Right Certificate Holder Not Deemed a Shareholder. No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of shares of Common Stock, Preferred Stock, Units or any other securities of the Company which may at any time be issuable upon the exercise of the Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 17.           Concerning the Rights Agent.

(a)          The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, reimbursement of its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, demand, judgment, fine, penalty, claim, settlement, cost or expense incurred without gross negligence or willful misconduct on the part of the Rights Agent as each must be finally determined by a court of competent jurisdiction, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability in the premises.

(b)          The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in connection with its administration of this Plan in reliance upon any Right Certificate, certificate for shares of Common or Preferred Stock, Units or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper person or persons.

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The indemnity provided herein shall survive the termination of this Agreement and the termination and the expiration of the Rights. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits) (other than by reason of gross negligence or willful misconduct), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Plan (other than by reason of gross negligence or willful misconduct) will be limited to the amount of fees paid by the Company to the Rights Agent.

Section 18.           Merger or Consolidation or Change of Name of Rights Agent.

(a)          Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

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(b)          In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 19.           Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)          The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by it in good faith and in accordance with such advice or opinion.

(b)          Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Strategy Officer, or any Vice President of the Company and by the Chief Financial Officer, Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted in good faith by it under the provisions of this Plan in reliance upon such certificate.

(c)          The Rights Agent shall be liable hereunder only for its own gross negligence or willful misconduct, as each is finally determined by a court of competent jurisdiction.

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(d)          The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)          The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereon); nor shall it be liable nor responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be liable or responsible for any adjustment required under the provisions of Sections 11 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock to be issued pursuant to this Plan or any Right Certificate or as to whether any shares of Preferred Stock (or other securities, as the case may be) will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)          The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

(g)          The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the Chief Strategy Officer or any Vice President, the Chief Financial Officer, Treasurer, Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith in accordance with the advice or instructions of any such officer.

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(h)         The Rights Agent and any shareholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)          If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 of such certificate, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

(j)          No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent) or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)          The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence or willful misconduct in the selection and continued employment thereof, as each is finally determined by a court of competent jurisdiction.

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Section 20.           Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days notice in writing mailed to the Company and to each transfer agent of the shares of Common Stock by registered or certified mail, and to the registered holders of the Right Certificates by mail. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the shares of Common Stock by registered or certified mail, and to the registered holders of the Right Certificates by mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. Notwithstanding the foregoing provisions of this Section 20, in no event shall the resignation or removal of a Rights Agent be effective until a successor Rights Agent shall have been appointed and have accepted such appointment. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the incumbent Rights Agent or the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States so long as such Person is in good standing, is authorized to do business in such state, is authorized under such laws to exercise shareholder services powers, is subject to supervision or examination by federal or state authority and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver, if applicable, any further assurance, conveyance, act or deed necessary for that purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates, if any. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 21.           Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22.           Redemption.

(a)          (i)          The Board may, at its option, at any time prior to the earlier of (x) the Close of Business on the tenth calendar day after the Stock Acquisition Date or (y) the Close of Business on the Final Expiration Date, direct the Company to, and if directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right (the total amount paid to any holder of Rights to be rounded up to the nearest $0.01), as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date (such redemption price being hereinafter referred to as the “Redemption Price”).

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(b)          Immediately upon the action of the Board directing the Company to make the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board directing the Company to make such redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and each such holder of the then outstanding Rights by mailing such notice to the Rights Agent and to each such holders at such holder’s last address as it appears upon the registry books of the Rights Agent, or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made, unless such notice is mailed together with such payment.

In the case of a redemption permitted under Section 22(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights (with prompt notice thereof to the Rights Agent) and (ii) mailing payment of the Redemption Price to each registered holder of the Rights at each such holder’s last address as it appears on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Rights Certificates shall be null and void without any further action by the Company.

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Section 23.           Exchange.

(a)          The Board may, at its option, at any time after the later of the Stock Acquisition Date or the Distribution Date, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Stock of the Company at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”); provided, however, that in connection with any exchange effected pursuant to this Section 23, the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this Section 23 that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (such shares, the “Excess Exchange Shares”), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the Stock Acquisition Date or Distribution Date, as applicable, multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. Any such exchange will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board). Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 23, the Board may enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all shareholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

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(b)          Immediately upon the action of the Board authorizing the exchange of any Rights pursuant to Section 23(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of shares of Common Stock (or Units, as applicable) equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of exchange will state the method by which the exchange of shares of Common Stock (or Units, as applicable) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

(c)          In any exchange pursuant to this Section 23, the Company, at its option, may, and to the extent there are an insufficient number of authorized shares of Common Stock not reserved for any other purpose to exchange all of the outstanding Rights shall, substitute Units or Share Equivalents for some or all of the shares of Common Stock exchangeable for Rights, at the initial rate of one Unit or Share Equivalent for each share of Common Stock.

(d)          The Board shall not authorize any exchange transaction referred to in Section 23(a) unless at the time such exchange is authorized there shall be sufficient shares of Common Stock (and/or Units or Unit Equivalents) issued but not outstanding, or authorized but unissued, to permit the exchange of Rights as contemplated in accordance with this Section 23.

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Section 24.           Notice of Proposed Actions.

(a)          In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend to the holders of record of its shares of Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its shares of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of record of its shares of Preferred Stock options, warrants, or other rights to subscribe for or to purchase shares of Preferred Stock (including any security convertible into or exchangeable for shares of Preferred Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities or other rights, (iii) to effect any reclassification of its shares of Preferred Stock or any recapitalization or reorganization of the Company, (iv) to effect any consolidation, combination or merger with or into, or any share exchange with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets, earning power or cash flow of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each registered holder of a Right Certificate, to the extent feasible and in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, combination, merger, share exchange, sale or transfer of assets, liquidation, dissolution, or winding up is to take place and the record date for determining participation therein by the holders of record of shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of record of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of the shares of Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

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(b)          In case a Section 11(a)(ii) Event is proposed, then, in any such case, the Company shall, as soon as practicable thereafter, give to the Rights Agent and to each registered holder of Rights, to the extent feasible, in accordance with Section 25, notice of the occurrence of such event or proposal of such transaction which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(ii), upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

Section 25.           Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the registered holder of any Right Certificate or Right to or on behalf of the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

EVINE Live Inc.

6740 Shady Oak Road

Eden Prairie, Minnesota 55344

Attention: Russell Nuce, Chief Strategy Officer

with a copy (which shall not constitute notice) to:

Davis & Gilbert LLP

1740 Broadway

New York, New York 10019

Attention: Brad Schwartzberg, Esq.

Subject to the provisions of Section 20, any notice or demand authorized by this Plan to be given or made by the Company or by the registered holder of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Wells Fargo Bank, N.A.

1110 Centre Point Curve, Suite 101

Mendota Heights, MN 55120

Attention: Relationship Management

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the registered holder of any Right Certificate or Right shall be sufficiently given or made if sent by mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent.

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Section 26.           Supplements and Amendments. Subject to extension by the Board by amendments, prior to the Close of Business on the tenth calendar day after the Stock Acquisition Date, the Company may in its sole and absolute discretion and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement (including without limitation amendments that increase or decrease the Purchase Price or Redemption Price or accelerate or extend the Final Expiration Date or the period in which Rights may be redeemed), without the approval of any holders of the Rights or shares of Common Stock. From and after the Close of Business on the tenth calendar day after the Stock Acquisition Date, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable which shall not adversely affect the interests of the holders of Right Certificates (other than any interest an Acquiring Person or an Affiliate or Associate of an Acquiring Person has other than as a holder of Rights). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Prior to the Stock Acquisition Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of shares of Common Stock. Notwithstanding anything contained herein to the contrary, the Rights Agent may, but shall not obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Plan. In addition, notwithstanding anything to the contrary in this Plan, no supplement or amendment to this Plan shall be made that extends the Expiration Date.

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Section 27.           Successors. All of the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28.           Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock) any legal or equitable right, remedy or claim under this Plan but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock).

Section 29.           Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Minnesota and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 30.          Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Plan by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Rights Agreement.

Section 31.           Descriptive Headings. Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions.

Section 32.          Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Plan to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board.

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Section 33.           Determination and Actions by the Board, etc. The Board shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board, or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan, and (ii) make all determinations or judgments deemed necessary or advisable for the administration of this Plan (including without limitation a determination to redeem or not redeem the Rights or to amend this Plan) or otherwise contemplated by this Plan. All such actions, calculations, interpretations, judgments and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Rights Certificates. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

[signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Plan to be duly executed, all as of the day and year first above written.

Attest:	EVINE LIVE INC.

By:	/s/ Timothy Peterman	By:	/s/ Russell Nuce
Name:	Timothy Peterman	Name:	Russell Nuce
Title:	Executive Vice President,	Title:	Executive Vice President and
	Chief Financial Officer		Chief Strategy Officer

WELLS FARGO BANK N.A.

By:	/s/ Darcie Rummel
Name: Darcie Rummel
Title: Officer

[Signature Page to Shareholder Rights Plan]

EXHIBIT A

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

OF SERIES A JUNIOR PARTICIPATING CUMULATIVE PREFERRED STOCK

($0.01 PAR VALUE)

OF

EVINE Live Inc.

Pursuant to Section 302A.401 of the Business Corporation Act

of the State of Minnesota

I, Russell Nuce, Executive Vice President and Chief Strategy Officer of EVINE Live, Inc., a corporation organized and existing under the Business Corporation Act of the State of Minnesota (the "Corporation"), in accordance with the provisions of Section 302A.401 thereof, DO HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors of the Corporation (the "Board of Directors") by the Amended and Restated Articles of Incorporation of the Corporation (the “Articles”), a duly authorized committee of the Board of Directors on July 10, 2015, adopted the following resolution creating a series of four hundred thousand (400,000) shares of preferred stock of the par value of $0.01 per share designated as Series A Junior Participating Cumulative Preferred Stock:

RESOLVED, that pursuant to the authority granted to and vested in the

Board of Directors in accordance with the provisions of the Articles, a series of preferred stock of the Corporation be, and it hereby is, created, and that the designation and amount thereof and the relative rights and preferences of the shares of such series, are as follows:

SECTION 1.  DESIGNATION AND AMOUNT. The shares of such series shall be designated as “Series A Junior Participating Cumulative Preferred Stock” (the "Series A Junior Participating Cumulative Preferred Stock") and shall have a par value per share of $0.01, and the number of shares constituting the Series A Junior Participating Cumulative Preferred Stock shall be four hundred thousand (400,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Junior Participating Cumulative Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Junior Participating Cumulative Preferred Stock.

A-1

SECTION 2.  DIVIDENDS AND DISTRIBUTIONS.

(A) Subject to the prior and superior rights of the holders of any shares of any series of preferred stock ranking prior and superior to the shares of Series A Junior Participating Cumulative Preferred Stock with respect to dividends or distributions, the holders of shares of Series A Junior Participating Cumulative Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date, a "Quarterly Dividend Payment Date") commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Cumulative Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the common stock, par value $0.01 per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Cumulative Preferred Stock. In the event the Corporation shall at any time after July 23, 2015 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a small number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Cumulative Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Cumulative Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series A Junior Participating Cumulative Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Cumulative Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Cumulative Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for determination of holders of shares of Series A Junior Participating Cumulative Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Cumulative Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Cumulative Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 45 days prior to the date fixed for the payment thereof.

A-2

SECTION 3.  VOTING RIGHTS. The holders of shares of Series A Junior Participating Cumulative Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Cumulative Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Cumulative Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Cumulative Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C) (i) If at any time dividends on any Series A Junior Participating Cumulative Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Cumulative Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of preferred stock (including holders of the Series A Junior Participating Cumulative Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

A-3

(ii) During any default period, such voting right of the holders of Series A Junior Participating Cumulative Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting right nor the right of the holders of any other series of preferred stock, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of ten percent (10%) in number of shares of preferred stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of preferred stock of such voting right. At any meeting at which the holders of preferred stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of the preferred stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the preferred stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of cumulative preferred stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Cumulative Preferred Stock.

(iii) Unless the holders of preferred stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of preferred stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of preferred stock, which meeting shall thereupon be called by the Chief Executive Officer, Chief Financial Officer, Chief Strategy Officer, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of preferred stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of preferred stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request, or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of preferred stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the shareholders.

(iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of preferred stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of preferred stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section (3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this paragraph (C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

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(v) Immediately upon the expiration of a default period, (x) the right of the holders of preferred stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Articles or the Corporation’s by-laws (the “By-Laws”) irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Articles or By-Laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(D) Except as set forth herein, holders of Series A Junior Participating Cumulative Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

SECTION 4. REACQUIRED SHARES. Any shares of Series A Junior Participating Cumulative Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock of the Corporation and may be reissued as part of a new series of preferred stock to be established by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein or as otherwise required by law.

SECTION 5. LIQUIDATION, DISSOLUTION OR WINDING UP.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking (either as to dividends or upon liquidation, dissolution or winding up) junior to the Series A Junior Participating Cumulative Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Cumulative Preferred Stock shall have received $10.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Cumulative Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph C below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Cumulative Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Cumulative Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Cumulative Preferred Stock and Common Stock, on a per share basis, respectively.

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(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, that rank on a parity with the Series A Junior Participating Cumulative Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted automatically by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 6. CONSOLIDATION, MERGER, ETC. In the event the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Cumulative Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Cumulative Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 7. NO REDEMPTION. The shares of Series A Junior Participating Cumulative Preferred Stock shall not be redeemable.

SECTION 8. RANKING. The Series A Junior Participating Cumulative Preferred Stock shall rank junior to all other series of preferred stock as to the payment of dividends and the distribution of assets.

SECTION 9. AMENDMENT. The Articles shall not be further amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Cumulative Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Cumulative Preferred Stock, voting separately as a class.

SECTION 10. FRACTIONAL SHARES. Series A Junior Participating Cumulative Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Cumulative Preferred Stock.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation, Preferences and Rights and does affirm the foregoing as true under the penalties of perjury this 13th day of July 2015.

EVINE Live Inc.

By:
Name: Russell Nuce
Title: Executive Vice President and Chief Strategy Officer

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EXHIBIT B

[Form of Right Certificate]

Certificate No. R-	_________Rights

NOT EXERCISABLE AFTER JULY 13, 2025, SUBJECT TO EARLIER REDEMPTION OR EXPIRATION PURSUANT TO THE SHAREHOLDER RIGHTS PLAN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. THE RIGHTS EVIDENCED BY THIS CERTIFICATE SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION FOR THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. The beneficial owner of the Rights represented by this Right Certificate may be an Acquiring Person or an Affiliate or Associate (as defined in the SHAREHOLDER RIGHTS PLAN) of an Acquiring Person or a subsequent holder of a Right Certificate beneficially owned by such Persons. Accordingly, under certain circumstances as provided in the Rights Agreement, this Right Certificate and the Rights represented hereby will be null and void.

B-1

Right Certificate

EVINE Live Inc.

This certifies that ____________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan, dated July 13, 2015, as amended, restated, renewed or extended from time to time (the “Plan”) between EVINE LIVE INC., a Minnesota corporation (“Company”), and Wells Fargo Bank, N.A., a national banking association (“Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M. New York time on July 13, 2025, at the office or offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company (a “Unit”), at a purchase price of $9.00, as the same may from time to time be adjusted in accordance with the Plan (“Purchase Price”), upon presentation and surrender or this Right Certificate with the Form of Election to Purchase and included Certificate duly completed and executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of ________, 20___, based on the Units as constituted at such date.

As provided in the Plan, the Purchase Price and the number of Units which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, shares of Common Stock or other securities other than Units, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Plan.

B-2

As more fully set forth in the Plan, from and after the first occurrence of a Section 11(a)(ii) Event (as such term is defined in the Plan), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Plan), (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate), or (iii) under certain circumstances specified in the Plan, a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void without any further action, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event, whether under the Plan or otherwise.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the registered holders of the Right Certificates. Copies of the Plan are on file at the principal executive office of the Company and will be mailed to shareholders upon request to the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the registered holder to purchase a like aggregate number of Units as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled the holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, the Right Certificate indicating the remaining Rights represented thereby or another Right Certificate or Right Certificates for the number of Rights not exercised.

Subject to the provisions of the Plan, the Rights evidenced by this Certificate may be (x) redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the Close of Business on (i) the tenth calendar day after Stock Acquisition Date, and (ii) the Final Expiration Date, or under certain other conditions as specified in the Plan, and (y) exchanged, after any Person becomes an Acquiring Person (as such terms are defined in the Plan), at the option of the Board of Directors of the Company, for one share of Common Stock of the Company as set forth in the Plan.

B-3

No fractional Units, shares of Common Stock of the Company or other securities (other than fractions of a share of Preferred Stock represented by Units) shall be required to be issued upon the exercise of any Right or Rights evidenced hereby, and in lieu thereof, as provided in the Plan, a holder otherwise entitled to fractions of shares of Common Stock, Units or other securities (other than fractions of a share of Preferred Stock represented by Units) may receive an amount in cash equal to the same fraction of the then current value of a shares of Common Stock or such other securities.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Units, shares of Preferred Stock, shares of Common Stock or of any other securities of the Company which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors, or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting shareholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

[remainder of page intentionally left blank]

B-4

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal, dated as of __________ __, ____.

ATTEST:		EVINE Live Inc.

By:		By:
	Title		Title:

Countersigned:

WELLS FARGO BANK, N.A.

Rights Agent

By:
Authorized signature

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[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder
desires to transfer the Right Certificate.)

FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

______________ Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________, 20__

Signature

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

*	Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

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Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)         the Rights evidenced by this Right Certificate

[    ] are

[    ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2)         after due inquiry and to the best knowledge of the undersigned, the undersigned

[    ] did

[    ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated: ______________, 20__

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

*	Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

B-7

FORM OF ELECTION TO PURCHASE

(To be executed if registered holder desires to Exercise the Right Certificate.)

To:          EVINE LIVE INC.

The undersigned hereby irrevocably elects to exercise ____________ Rights represented by this Right Certificate to purchase the number of one one-thousandths of a share of Preferred Stock, shares of Common Stock or other securities issuable upon the exercise of such Rights and requests that certificates representing such share(s) or other securities be issued in the name of:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the remaining such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated: ________________, 20__

Signature

(Signature must conform in all respects to the name of holder as written upon the face of the Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed: *

*	Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

B-8

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)        the Rights evidenced by this Right Certificate

[   ] are

[   ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2)        after due inquiry and to the best knowledge of the undersigned, the undersigned

[   ] did

[   ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated: ______________, 20__

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

*	Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

B-9

EXHIBIT C

EVINE LIVE INC.

SUMMARY OF THE TERMS OF THE RIGHTS TO PURCHASE

UNITS OF

PREFERRED STOCK

On July 10, 2015, a duly authorized committee of the Board of Directors of EVINE Live Inc. (the “Company”) declared a dividend distribution of one purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.01 per share (“Common Stock”), of the Company, payable to shareholders of record on July 23, 2015, and issuable as of that date. Except in the circumstances described below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Cumulative Preferred Stock, $.01 par value, of the Company (“Preferred Stock” and each one one-thousandth of a share of Preferred Stock, a “Unit”) at a price of $9.00 per Unit (the “Purchase Price”). The rights of a holder of a Unit are substantially equivalent to the rights of a holder of a share of Common Stock. The description and terms of the Rights are set forth in a Shareholder Rights Plan (the “Plan”) between the Company and Wells Fargo Bank, N.A., a national banking association (the “Rights Agent”).

The Company has generated substantial operating losses and other tax attributes in previous years which, under the Internal Revenue Code of 1986 (the “Code”), the Company may in certain circumstances use to offset current and future earnings and thus reduce its future federal income tax liability (subject to certain requirements and restrictions. However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code and the treasury regulations thereunder (“Section 382”), its ability to use the tax attributes could be substantially limited or lost altogether. In order to seek to avoid an “Ownership Change”, the Board of Directors adopted the Plan.

As discussed below, initially the Rights will not be exercisable, certificates will not be sent to shareholders and the Rights will automatically trade with the Common Stock.

C-1

The Rights will be evidenced by the Common Stock certificates, and Rights relating to shares of Common Stock not represented by certificates will be represented by notation on the records of the Company, until the close of business on the earlier to occur of (i) the tenth calendar day after the day on which a public announcement or filing that a person or group of affiliated or associated persons has become an “Acquiring Person”, which is defined as a person who, at any time after the date of the Rights Agreement, has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock of the Company then outstanding , subject to certain exceptions as described below, or (ii) the tenth day (or a later date determined by the Board of Directors of the Company) after the commencement of a tender or exchange offer the consummation of which would result in a person becoming an Acquiring Person (the earlier of these dates is called the “Distribution Date”).

As soon as practicable following a Distribution Date, the Rights Agent will, if requested to do so by the Company, mail separate certificates evidencing the Rights (“Right Certificates”) to holders of record of shares of the Common Stock as of the close of business on the Distribution Date, and those separate certificates alone will evidence the Rights from and after the Distribution Date.

Each of the following persons will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding: (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or any subsidiary of the Company; (iv) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j(2(ii); (v) any person who the Board of Directors of the Company determines prior to the time the person would otherwise be an Acquiring Person, should be exempted from being an Acquiring Person; (vi) any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Plan, unless and until such person, or any affiliate of such person, acquires beneficial ownership of any additional shares of Common Stock after the first public announcement by the Company of the adoption of the Plan; (vii) any person who as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by the person to 4.99% or more of the shares of Common Stock then outstanding; or (viii) any person who inadvertently may become an Acquiring Person, so long as the person promptly enters into, and delivers to the Company, an irrevocable commitment to promptly divest, and thereafter promptly divests beneficial ownership of sufficient shares of Common Stock so that the person ceases to be an Acquiring Person. In addition, no person shall be an Acquiring Person if the Board of Directors shall have affirmatively determined in light of the intent and purposes of the Plan or other circumstances facing the Company, that such person should not be deemed an Acquiring Person. A person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2(ii)) will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board of Directors, that person would be treated as a “5-percent shareholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382.

C-2

The Rights are not exercisable until after the Distribution Date. The Rights will expire upon the earliest of (i) the date on which all of the Rights are redeemed as described below, (ii) the date on which the Rights are exchanged as described below, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board of Directors determines will provide protection for the Company’s tax attributes similar to that provided by this Plan, (iv) the close of business on the effective date of the repeal of Section 382, or any other change, if the Board of Directors determines that this Plan is no longer necessary or desirable for the preservation of the Company’s tax attributes, (v) the date on which the Board of Directors determines that the Company’s tax attributes have been applied within the meaning of Section 382 and that this Plan is no longer necessary to preserve those tax attributes, (vi) the beginning of a taxable year of the Company to which the Board of Directors determines that none of the Company’s tax attributes may be carried forward, (vii) the close of business on the earlier of the first anniversary of the date of the Plan or the date of the Company’s 2016 annual meeting of shareholders, if the Plan shall not have been approved by the Company’s shareholders, (viii) the close of business on the date of the third annual meeting of shareholders following the last annual meeting of shareholders of the Company at which this Plan was most recently approved by share holders, unless the Plan is re-approved by shareholders at that third annual meeting of shareholders, and (ix) the close of business on July 13, 2025.

C-3

The Purchase Price, and the number of Units, shares of Common Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock; (ii) upon the grant to holders of Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The Purchase Price is also subject to adjustment from time to time in the event of a Common Stock dividend on, or a subdivision or combination of, the shares of Common Stock.

In the event any Person becomes an Acquiring Person, then each holder of record of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon payment of the Purchase Price, that number of shares of Common Stock having a value at the time the person becomes an Acquiring Person equal to twice the Purchase Price. Any Rights that are or were at any time, on or after the Distribution Date, beneficially owned by an Acquiring Person will become null and void. After such an event, to the extent that insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise a number of shares of Common Stock to the extent available and then Units or other securities of the Company, assets, or cash, in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price.

No fractional shares of Common Stock or Units will be required to be issued upon exercise of the Rights and, in lieu thereof, a payment in cash equal to the fraction of the then current value of a share of Common Stock may be made.

At any time after a person becomes an Acquiring Person, the Board may exchange all of part of the outstanding Rights (other than those held by an Acquiring Person) for shares of Common Stock at an exchange rate of one share of Common Stock (and, in certain circumstances, a Unit) for each Right. The Company will promptly give public notice of any exchange (although failure to give notice will not affect the validity of the exchange).

C-4

At any time until close of business on the tenth calendar day after the day a public announcement or the filing is made indicating that a person has become an Acquiring Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

Immediately upon the action of the Board authorizing exchange or redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive (if applicable) the shares of Common Stock of the Company(or Units) issuable in connection with the exchange or the Redemption Price without any interest thereon.

Until the close of business on the tenth calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, the Company may amend the Rights in any manner. The Company may also amend the Rights Agreement after the close of business on the tenth calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised, the holder, as such, will have no rights as a shareholder of the Company, including the right to vote or to receive dividends.

The issuance of the Rights is not taxable to the Company or to shareholders under presently existing federal income tax law, and will not change the way in which shareholders can presently trade the Company’s shares of Common Stock. If the Rights should become exercisable, shareholders, depending on then existing circumstances, may recognize taxable income.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-K filed on July 13, 2015. A copy of the Plan is available free of charge from either the Rights Agent by writing to Wells Fargo Bank, N.A., 1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120, Attention: Relationship Management, or the Company by writing to EVINE Live Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344, Attention: Russell Nuce, Acting General Counsel. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plant, which is incorporated in this summary description by reference.

C-5

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Robert Rosenblatt 02 Thomas D. Beers 03 Landel C. Hobbs 04 Lowell W. Robinson 05 Fred R. Siegel
06 Lisa Letizio

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000292904_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K are available at www.proxyvote.com

EVINE Live Inc.
Annual Meeting of Shareholders
June 22, 2016
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Robert Rosenblatt or Damon E. Schramm, and each of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EVINE Live Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, CDT on June 22, 2016, at the EVINE Live Inc. Corporate Offices, 6690 Shady Oak Road, Eden Prairie, MN 55344, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Notwithstanding the foregoing, if this proxy is to be voted for any nominee named on the reverse side and such nominee is unwilling or unable to serve, this proxy will be voted for a substitute in the discretion of the proxies.

0000292904_2 R1.0.1.25

Continued and to be signed on reverse side